     As filed with the Securities and Exchange Commission on June 29, 2005
                                              Securities Act File No. 333-124812
                                      Investment Company Act File No. 811-08000
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                       [X] PRE-EFFECTIVE AMENDMENT NO. 1
                       [ ] POST-EFFECTIVE AMENDMENT NO.

                        (CHECK APPROPRIATE BOX OR BOXES)

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 (800) 847-2424
                        (AREA CODE AND TELEPHONE NUMBER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                              WAYNE W. WHALEN, ESQ.
                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700


================================================================================

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

==================================================================================================================================
                               CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------------------------------------------------------------------------------------------------------------------
          TITLE OF SECURITIES                    AMOUNT BEING      PROPOSED MAXIMUM       PROPOSED MAXIMUM         AMOUNT OF
           BEING REGISTERED                       REGISTERED      OFFERING PRICE PER     AGGREGATE OFFERING     REGISTRATION FEE
                                                                         UNIT                  PRICE
---------------------------------------------  ----------------- --------------------- ----------------------- -------------------
Common Shares ($0.01 par value)                   12,633,871     $           12.66(1)  $        159,944,810    $        18,826(2)
---------------------------------------------  ----------------- --------------------- ----------------------- -------------------
Remarketed Preferred Shares ($0.01 par value)          3,800     $            25,000   $         95,000,000    $        11,182(2)
---------------------------------------------  ----------------- --------------------- ----------------------- -------------------


 (1) Average of high and low reported price for common shares on June 24, 2005.

 (2) A registration fee of $117.70 was previously paid in connection with the initial filing.


         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

o Questions and Answers to Shareholders of Van Kampen Strategic Sector Municipal Trust and Van Kampen Select Sector Municipal Trust

o Notice of Special Meeting of Shareholders of Van Kampen Strategic Sector Municipal Trust and Van Kampen Select Sector Municipal Trust

o Joint Proxy Statement/Prospectus of Van Kampen Strategic Sector Municipal Trust and Van Kampen Select Sector Municipal Trust

o Statement of Additional Information regarding the Reorganization of Van Kampen Strategic Sector Municipal Trust into Van Kampen Select Sector Municipal Trust

o  Part C Information

o  Exhibits

                                --  JUNE 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         TO SHAREHOLDERS OF VAN KAMPEN
                        STRATEGIC SECTOR MUNICIPAL TRUST
                                      AND
                                VAN KAMPEN TRUST
                            SELECT SECTOR MUNICIPAL
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      Shareholders of
Van Kampen Strategic Sector Municipal Trust: You are being asked to vote on a reorganization (the "Reorganization") of Van Kampen Strategic Sector Municipal Trust (the "Target Fund") into Van Kampen Select Sector Municipal Trust (the "Acquiring Fund"), a closed-end investment company that pursues the same primary investment objective, has similar investment policies as the Target Fund and which is managed by some of the same members of same portfolio management team.


Shareholders of Van Kampen Select Sector Municipal Trust: You are being asked to vote on the issuance of common shares of beneficial interest by the Acquiring Fund in connection with the Reorganization.
Q      WHY IS THE
       REORGANIZATION BEING RECOMMENDED?

A      The Board of Trustees of
each Fund has determined that the Reorganization will benefit common shareholders of the Target Fund and the Acquiring Fund. The Target Fund and the Acquiring Fund are similar. Each Fund pursues the same primary investment objective to seek to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Fund's secondary investment objective is to seek to enhance the total return provided to common shareholders. Each Fund invests substantially all of its assets in municipal securities rated investment grade at the time of investment. After the Reorganization, it is anticipated that common shareholders of each Fund will experience a reduced overall operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base. It is not anticipated that the Reorganization will directly benefit holders of preferred shares of the Funds; however, it is anticipated that preferred shareholders will not be adversely effected by the Reorganization, and none of the expenses of the Reorganization will be borne by preferred shareholders.
Q      HOW WILL THE
REORGANIZATION AFFECT ME?
A      Assuming shareholders of
the Target Fund approve the Reorganization and shareholders of the Acquiring Fund approve the issuance of common shares of beneficial interest by that Fund, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund and the Target Fund will dissolve.

Shareholders of the Target Fund: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of the Target Fund, you will receive newly-issued common shares of the Acquiring Fund, and if you are a holder of preferred shares of the Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund. The aggregate net asset value of the common shares you receive in the Reorganization will equal the aggregate net asset value of the common shares you own immediately prior to the Reorganization less the costs of the Reorganization (though you may receive cash for fractional shares). The aggregate liquidation preference of the preferred shares you receive in the Reorganization will equal the aggregate liquidation preference of the preferred shares you own immediately prior to the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization, although such certificates will be available upon request.

Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.
Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A      You will pay no sales loads
or commissions in connection with the Reorganization. However, if the Reorganization is completed, the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne by the common shareholders of the Target Fund and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganization.

Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.

Q      WHY IS THE VOTE OF
       COMMON SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?

A      Although the Acquiring
Fund will continue its legal existence and operations after the Reorganization, the rules of the American Stock Exchange and the Chicago Stock Exchange, on which the Acquiring Fund's common shares are listed, require the common shareholders of the Acquiring Fund to approve the issuance of additional common shares of beneficial interest by the Acquiring Fund in connection with the Reorganization. If the issuance of additional common shares of the Acquiring Fund is not approved, the Reorganization will not occur.

Q      HOW DOES THE BOARD OF
       TRUSTEES OF MY FUND SUGGEST I VOTE?
A      After careful consideration,
the Board of Trustees of each Fund recommends that you vote "FOR" each of the items proposed.
Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?
A      You can contact your
financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 341-2929 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our web site at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

SHAREHOLDERS OF VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST: APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain."

COMMON SHAREHOLDERS OF VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST: APPROVAL OF ISSUANCE OF COMMON SHARES - mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[ ]  PLEASE MARK
 X   VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          FOR    AGAINST    ABSTAIN
1.   The proposal to      [ ]      [ ]        [ ]      2. The proposal to approve the issuance of
     approve the                                          Common Shares.
     Reorganization.

                                                           FOR    AGAINST    ABSTAIN

                                                           [ ]   [ ]     [ ]
     ----------------------------------

Please be sure to sign and date this Proxy, Date       3. To transact such other business as may
Shareholder sign here       Co-owner sign here            properly come before the meeting.

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                                      AND
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 12, 2005

  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen Strategic Sector Municipal Trust (the "Target Fund") and Van Kampen Select Sector Municipal (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on August 12, 2005 at 10:00 a.m. for the following purposes:

For shareholders of the Target Fund:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Target Fund under applicable state law;

For common shareholders of the Acquiring Fund:

    2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and

For shareholders of both funds:

    3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on June 13, 2005 are entitled to vote at the Special Meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF EACH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD OF TRUSTEES OF THE TARGET FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

    - FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:

    - FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                                 For the Board of Trustees,


                                 Lou Anne McInnis,

                                 Assistant Secretary
                                 Van Kampen Strategic Sector Municipal
                                   Trust
                                 Van Kampen Select Sector Municipal Trust

June 30, 2005

                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA
                THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

     THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION, DATED JUNE 29, 2005


                        JOINT PROXY STATEMENT/PROSPECTUS

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

                                      AND

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                          1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020

                                 (800) 341-2929

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                AUGUST 12, 2005


  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen Strategic Sector Municipal Trust (the "Target Fund") and/or Van Kampen Select Sector Municipal Trust (the "Acquiring Fund"). A joint special meeting of shareholders of the Funds (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on August 12, 2005 at 10:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of each Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is July 6, 2005.


  The purposes of the Special Meeting are:

  For shareholders of the Target Fund:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and the Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of the Target Fund under applicable state law;

  For common shareholders of the Acquiring Fund:

    2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and

  For shareholders of both funds:

    3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  The Reorganization Agreement that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus as the "Reorganization." The Reorganization seeks to combine two similar funds to achieve certain economies of scale and other operational efficiencies. Each Fund pursues the same primary investment objective to seek to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Fund's secondary investment objective is to seek to enhance the total return provided to common shareholders. Each Fund seeks to achieve its investment objective(s) primarily by investing in a portfolio of municipal securities selected by the investment adviser from those sectors of the municipal securities market that, in the opinion of the investment adviser, offer a significant opportunity for a high level of current income exempt from federal income tax without undue risk to income or principal. The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds."


  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares") and newly-issued remarketed preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund RPS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") (Acquiring Fund Common Shares and Target Fund Common Shares are sometimes referred to herein collectively as "Common Shares"); and Acquiring Fund RPS to holders of auction preferred shares of the Target Fund ("Target Fund APS") (the Target Fund APS and the Acquiring Fund RPS are sometimes referred to herein collectively as "Preferred Shares"), and will then terminate its registration under the 1940 Act, and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of the Acquiring Fund RPS received in the Reorganization will equal the aggregate liquidation preference of the Target Fund APS held immediately prior to the Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.


  In connection with the Reorganization, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

  The Board of Trustees of each Fund has determined that including both proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Funds' shareholders.

  In the event that Target Fund shareholders do not approve the Reorganization or Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares, the Target Fund will continue to exist and the Board of Trustees of the Target Fund will consider what additional action, if any, to take.


  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund RPS. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated June 30, 2005, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.


  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.


  The Acquiring Fund Common Shares are listed on the American Stock Exchange (the "AMEX") and the Chicago Stock Exchange (the "CHX") under the ticker symbol "VKL" and will continue to be so listed subsequent to the

Reorganization. Reports, proxy statements and other information concerning the Acquiring Fund may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006. The Target Fund Common Shares are listed on the New York Stock Exchange ("NYSE") and the CHX under the ticker symbol "VKS." Reports, proxy statements and other information concerning the Target Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.


  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares and the Acquiring Fund RPS in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/ Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  The date of this Joint Proxy Statement/Prospectus is June 30, 2005.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................    7
PROPOSAL 1: REORGANIZATION OF THE TARGET FUND...............   13
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   14
  Market Risk...............................................   14
  Interest Rate Risk........................................   14
  Credit Risk...............................................   15
  Income Risk...............................................   15
  Call Risk.................................................   15
  Municipal Securities Risk.................................   16
  Sector Investing Risks....................................   16
  Lower-Grade Securities Risk...............................   16
  Risks of Using Strategic Transactions.....................   17
  Taxation Risk.............................................   17
  Non-Diversified Risk......................................   17
  Manager Risk..............................................   17
  Market Discount Risk......................................   18
  Leverage Risk.............................................   18
  Anti-Takeover Provisions..................................   20
  Special Risks Related to Preferred Shares.................   20
COMPARISON OF THE FUNDS.....................................   21
  Investment Objective(s) and Policies......................   21
  Other Investment Practices and Policies...................   30
  Investment Restrictions...................................   32
  Management of the Funds...................................   35
  Other Service Providers...................................   38
  Capitalization............................................   38
  Additional Information about Common Shares of the Funds...   40
  Additional Information about Preferred Shares of the
    Funds...................................................   43
  Governing Law.............................................   48
  Certain Provisions of the Declarations of Trust...........   49
  Conversion to Open-End Fund...............................   50
  Voting Rights.............................................   51
  Financial Highlights......................................   52

                                                              PAGE
                                                              ----
INFORMATION ABOUT THE REORGANIZATION........................   54
  General...................................................   54
  Terms of the Reorganization Agreement.....................   56
  Material U.S. Federal Income Tax Consequences of the
    Reorganization..........................................   57
  Shareholder Approval......................................   59
PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON
  SHARES....................................................   59
  Shareholder Approval......................................   60
OTHER INFORMATION...........................................   61
  Voting Information and Requirements.......................   61
  Shareholder Information...................................   63
  Section 16(a) Beneficial Ownership Reporting Compliance...   63
  Shareholder Proposals.....................................   63
  Solicitation of Proxies...................................   64
  Legal Matters.............................................   64
  Other Matters to Come Before the Meeting..................   64
EXHIBIT 1: DESCRIPTION OF SECURITIES RATINGS................  I-1

 ------------------------------------------------------------------------------
                                    SUMMARY
 ------------------------------------------------------------------------------

  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATION OF THE TARGET FUND


  THE PROPOSED REORGANIZATION. The Board of Trustees of each Fund, including the trustees who are not "interested persons," as defined in the 1940 Act, of each Fund, has unanimously approved the Reorganization Agreement. If the shareholders of the Target Fund approve the Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see "Proposal 2: Issuance of Additional Acquiring Fund Common Shares"), Acquiring Fund Common Shares and Acquiring Fund RPS will be issued to holders of Target Fund Common Shares and Target Fund APS, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund RPS received in the Reorganization will equal the aggregate liquidation preference of Target Fund APS held immediately prior to the Reorganization.


  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION. The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. Each Fund invests substantially all of its assets in municipal securities that are rated investment grade at the time of investment. The primary investment objective of each Fund is to seek to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Fund's secondary investment objective is to seek to enhance the total return provided to common shareholders. Each Fund seeks to achieve its investment objective(s) primarily by investing in a portfolio of municipal securities selected by the Fund's investment adviser from those sectors of the municipal securities market that, in the opinion of such investment adviser, offer a significant opportunity for a high level of current income exempt from federal income tax without undue risk to income or principal. Each Fund may invest an unlimited portion of its assets in municipal securities that pay interest that is subject to the federal alternative minimum tax. A substantial portion of the income produced by each Fund may be taxable under the alternative minimum tax. The Funds are managed by some of the same members of the same portfolio management team.


  The proposed Reorganization will combine the assets of these similar funds by reorganizing the Target Fund into the Acquiring Fund. The Board of Trustees of the Target Fund (the "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Target Fund Common Shares. The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. The Board of Trustees of each Fund believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that holders of common shares of each Fund will experience a reduced overall operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Fund for the 12-month period ended October 31, 2004, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the 12-month period ended October 31, 2004 and (iii) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended October 31, 2004, assuming that the Reorganization had been completed at the beginning of such period. As shown below, the Reorganization is expected to result in decreased total annual expenses for shareholders of each Fund (although such savings will not be immediately realized (see footnote (c) to the table).

          FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR
            COMMON SHAREHOLDERS OF THE FUNDS AS OF OCTOBER 31, 2004


                                                ACTUAL                    PRO FORMA
                                  ----------------------------------   ---------------
                                     VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
                                  STRATEGIC SECTOR    SELECT SECTOR     SELECT SECTOR
                                  MUNICIPAL TRUST    MUNICIPAL TRUST   MUNICIPAL TRUST
                                  ----------------   ---------------   ---------------
Common Shareholder Transaction
  Expenses(a):
  Maximum Sales Load (as a
    percentage of offering
    price)(b)(c)................        None              None              None
  Dividend Reinvestment Plan
    Fees........................        None              None              None
Annual Expenses (as a percentage
  of net assets attributable to
  Common Shares):
  Investment Advisory Fees(d)...        0.88%             0.83%             0.87%
  Interest Payments on Borrowed
    Funds.......................        0.00%             0.00%             0.00%
  Other Expenses................        0.35%             0.47%             0.29%
    Total Annual Expenses(d)....        1.23%             1.30%             1.16%
Distributions:
  Distributions on Preferred
    Shares(e)...................        0.69%             0.57%             0.66%
                                        ----              ----              ----
  Total Annual Expenses and
    Distributions on Preferred
    Shares......................        1.92%             1.87%             1.82%
                                        ----              ----              ----


---------------


(a)No expense information is presented with respect to Preferred Shares because holders of Preferred Shares do not bear any transaction or operating expenses of either Fund and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.


(b)Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of shares in the Reorganization. Common Shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(c)In connection with the Reorganization, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganization. To the extent that the expenses of the Reorganization exceed such amount, the additional expenses of the Reorganization will be borne by the Adviser. The table below summarizes each Fund's net assets (Common Shares only) at October 31, 2004, projected annual expense savings to each Fund as a result of the Reorganization, allocation of Reorganization expenses among the Funds and the Adviser in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's net asset value per Common Share at October 31, 2004. The Target Fund will benefit more from projected annual expense savings of the Reorganization than the Acquiring Fund. The projected annual expense savings are generally not expected to be immediately realized. If a shareholder sells his or her Common Shares prior to the estimated pay-back period, then that shareholder may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per Common Share of each Fund will be reduced at the Closing Date (as defined herein) of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per Common Share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of the Funds involved in the Reorganization, will be greater in the Acquiring Fund than the Target Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The numbers presented in the table are estimates; actual results may differ.



                                      PROJECTED     REORGANIZATION     ESTIMATED    REDUCTION TO NET
                        NET ASSETS     ANNUAL          EXPENSE          PAYBACK       ASSET VALUE
                         (COMMON       EXPENSE      ALLOCATION IN      PERIOD (IN      PER COMMON
FUND                   SHARES ONLY)    SAVINGS    DOLLARS/PERCENTAGE     YEARS)          SHARE
----                   ------------   ---------   ------------------   ----------   ----------------
Strategic Sector
  Municipal Trust....  $157,783,042   $110,448       $ 156,600/54%        1.42              0.01
Select Sector
  Municipal Trust....  $ 67,410,737   $ 94,375       $ 133,400/46%        1.41              0.03
Total Expenses                                       $290,000/100%

(d)Expense information has been restated to reflect permanent reductions made to management fees effective as of November 1, 2004 for each of the Target Fund and the Acquiring Fund. If assets attributable to Preferred Shares were included, the investment advisory fee would be 0.55% for each Fund and for the Acquiring Fund on a pro forma basis.


(e)In seeking to enhance the income for its common shareholders, each of the Funds uses Preferred Shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by Preferred Shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic auctions or remarketings, as the case may be, as described herein and thus will differ based on varying market conditions at the times of such auctions or remarketings.

  The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor would pay the following expenses on a $1,000 investment, assuming
(1) the operating expense ratio for each Fund (as a percentage of net assets attributable to Common Shares) set forth in the table above and (2) a 5% annual return throughout the period:

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                           ------    -------    -------    --------
Van Kampen Strategic Sector Municipal
  Trust................................     $13        $39        $68        $149
Van Kampen Select Sector Municipal
  Trust................................     $13        $41        $71        $157
Pro Forma--Van Kampen Select Sector
  Municipal Trust......................     $12        $37        $64        $141


  EXAMPLE. The example set forth above assumes the reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.


  FURTHER INFORMATION REGARDING THE REORGANIZATION. The Target Fund Board has determined that the Reorganization is in the best interests of holders of Target Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of holders of Acquiring Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of Preferred Shares of either Fund; however, the Reorganization will not adversely affect the holders of Preferred Shares of either Fund and the expenses of the Reorganization will not be borne by the holders of Preferred Shares of either Fund. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.


  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.



  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on August 12, 2005. Shareholder approval of the Reorganization requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and Target Fund Preferred Shares entitled to vote, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about August 26, 2005, but it may be at a different time as described herein.


  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.

PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES


  In connection with the proposed Reorganization, as described under "Proposal 1: Reorganization of the Target Fund," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the AMEX and CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for the newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund RPS. The Reorganization will result in no reduction of net asset value of the Acquiring Fund Common Shares, other than the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced overall operating expense ratio as a result of the Reorganization.


  The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special

Meeting to be held on August 12, 2005. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about August 26, 2005, but it may be at a different time as described herein.

  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.

 ------------------------------------------------------------------------------
                 PROPOSAL 1: REORGANIZATION OF THE TARGET FUND
 ------------------------------------------------------------------------------


  The Reorganization seeks to combine two similar funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. Each Fund pursues the same primary investment objective to seek to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Fund's secondary investment objective is to seek to enhance the total return provided to common shareholders. Each Fund seeks to achieve its investment objective(s) primarily by investing in a portfolio of municipal securities selected by the Adviser from those sectors of the municipal securities market that, in the opinion of the Adviser, offer a significant opportunity for a high level of current income exempt from federal income tax without undue risk to income or principal. The Funds are managed by some of the same members of the same portfolio management team.



  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund RPS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund RPS to holders of Target Fund APS, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of the Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund RPS received in the Reorganization will equal the aggregate liquidation preference Target Fund APS held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.


  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of the Target Fund will benefit from the Reorganization. In particular, the Target Fund Board believes, based on data presented by the Adviser, that common shareholders of the Target Fund will experience a reduced annual operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganization will have a larger asset base than either Fund has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because each Fund, under normal market conditions, invests substantially all of its assets in municipal securities rated investment grade at the time of investment, any risks inherent in such investments are equally applicable to both Funds and will apply to the combined fund after the Reorganization. The Reorganization itself is not expected to adversely affect the rights of holders of Common Shares or Preferred Shares of either Fund or to create additional risks.

MARKET RISK

  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

INTEREST RATE RISK

  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

CREDIT RISK


  Credit risk refers to an issuer's ability to make timely payments of interest and principal. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Each Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment. However, to the extent that a Fund may hold securities below investment grade, it may be subject to a higher level of credit risk than a fund that holds solely investment grade securities. Securities rated BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-grade securities. The credit quality of non-investment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Funds may incur higher expenditures to protect its interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


INCOME RISK

  The income shareholders receive from a Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from such Fund may drop as well.


CALL RISK


  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds' income and distributions to shareholders.

MUNICIPAL SECURITIES RISK


  Since each Fund, under normal market conditions, invests substantially all of its assets in investment grade municipal securities, each Fund is more exposed to risks affecting issuers of municipal securities than is a bond fund that invests more widely. Many different social, environmental and economic factors may affect the financial condition of a municipality and its political subdivisions. The yields of municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received from municipal securities generally is exempt from regular federal income tax, each Fund may invest an unlimited portion of its total assets in municipal securities that pay interest that is subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption generally applicable to interest received on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


SECTOR INVESTING RISKS


  Each Fund may invest more than 25% of its total assets in broad sectors of the municipal securities market, such as obligations of hospitals and other health care facilities, public building obligations, transportation related obligations, utilities related obligations, industrial development bonds or in issuers located in the same state. Investment in a limited number of sectors in the municipal securities market and active management of portfolio allocation involve certain risks. If a Fund invests more than 25% of its assets in any such sector or in the same state, that Fund will be more susceptible than a more widely diversified investment company to economic, business, political, regulatory and other developments generally affecting issuers in such sector of the municipal securities market or in such state. The Adviser may from time to time adjust the proportion of a Fund's assets allocated among the various sectors of the municipal securities market. Active management of portfolio allocation may increase a Fund's portfolio turnover rate and may make that Fund more dependent on the Adviser's investment analysis than if that Fund had a policy of maintaining investments in a broader range of sectors in the municipal securities market.



LOWER-GRADE SECURITIES RISK



  Each Fund may invest up to 20% of its total assets in municipal securities rated BB or B by S&P or Ba or B by Moody's (or comparably rated by another nationally recognized statistical rating organization). The values of lower-grade municipal securities generally fluctuate more than those of municipal securities in the higher-grade categories. In addition, investing in lower-grade municipal securities involves a greater possibility that adverse changes in the business or financial condition of the issuer, in the economic viability of the underlying facility or revenue source, or in general economic conditions may impair the ability of the issuer to make timely payment of interest and repayment of principal and increase the possibility of default. Negative publicity or investor perceptions may also affect adversely the values of lower-grade municipal securities.


RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

TAXATION RISK

  Neither Fund has established any limit on the percentage of its portfolio that may be invested in municipal securities that pay interest that is subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by a Fund may be taxable under the alternative minimum tax. The Funds may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds. In addition, income earned or deemed to be earned with respect to the each Fund's hedging transactions, if any, will be taxable.

NON-DIVERSIFIED RISK

  Each Fund has registered as a "non-diversified" investment company so that it will be able to invest a relatively high percentage of its assets in obligations of a limited number of issuers. To the extent each Fund so invests, each Fund will be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

MANAGER RISK


  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK

  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.


  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of a Fund may, subject to the terms of its Preferred Shares, authorize such Fund from time to time to repurchase its common shares in the open market or to tender for its Common Shares at net asset value. The Board of Trustees of a Fund, in consultation with the Adviser, reviews on a quarterly basis the possibility of open-market repurchases and/or tender offers for such Fund's Common Shares. Subject to its borrowing restrictions, a Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the Common Share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the Preferred Shares. No assurance can be given that the Board of Trustees of a Fund will, in fact, authorize such Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund's Common Shares trading at a price which is equal or close to net asset value.


LEVERAGE RISK

  Use of leverage, through the issuance of Preferred Shares, involves certain risks to common shareholders. For example, each Fund's issuance of Preferred Shares may result in higher volatility of the net asset value of its Common Shares and potentially more volatility in the market value of its Common Shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the Preferred Shares of a Fund will affect the yield to holders of Common Shares of a Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of its Preferred Shares, a Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's Common Shares to realize a higher current rate of return than if a Fund were not leveraged as long as such Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate

(and any Additional Dividend) paid on its Preferred Shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of a Fund's Common Shares, the use of leverage will increase the amount of such gains distributed to holders of a Fund's Common Shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's Preferred Shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of Common Shares of such Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the Preferred Shares of a Fund were to exceed the net return on such Fund's portfolio, holders of Common Shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing Preferred Shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any Preferred Shares offering) will be borne entirely by holders of such Fund's Common Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Shares than if a Fund were not leveraged. If a Fund is liquidated, holders of that Fund's Preferred Shares will be entitled to receive liquidating distributions before any distribution is made to holders of Common Shares of such Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its Common Shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required Common Share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its Common Shares or its Preferred Shares, such Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its Preferred Shares for any reason and may be required to redeem all or part of its Preferred Shares in the following circumstances:

    - if the asset coverage for the Preferred Shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of Common Shares in tender offers or otherwise, or

    - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the Preferred Shares.

  Redemption of the Preferred Shares or insufficient investment income to make dividend payments, may reduce the net asset value of a Fund's Common Shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS

  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.

SPECIAL RISKS RELATED TO PREFERRED SHARES


  REMARKETING/AUCTION RISK. The dividend rate for the Acquiring Fund RPS normally is set through a remarketing process. There can be no assurance that the remarketing agent will be able to remarket all Acquiring Fund RPS tendered in a remarketing. If any Acquiring Fund RPS tendered in a remarketing are not remarketed, a holder of such Acquiring Fund RPS may be required to hold some or all of its Acquiring Fund RPS at least until the end of the next dividend period or to sell its Acquiring Fund RPS outside a remarketing. In such case, the remarketing procedures may require an allocation of Acquiring Fund RPS on a pro rata basis to the extent practicable, or by lot, as determined by the remarketing agent in its sole discretion, which may result in a holder's selling a number of Acquiring Fund RPS that is less than the number of shares specified in such holder's tender order. Additionally, while a holder or prospective purchaser may informally indicate to the remarketing agent its dividend rate preferences, any such notice given to the remarketing agent to tender or hold Acquiring Fund RPS for a particular dividend period is irrevocable and may not be conditioned upon the level at which applicable dividend rates are set. Therefore, the actual applicable dividend rate for such dividend period may be greater than or less than the rate indicated and will not be determined until after a holder is required to elect to hold or tender its Acquiring Fund RPS.



  The dividend rate for the Target Fund APS normally is set through an auction process. In the auction, holders of Target Fund APS may indicate the dividend rate at which they would be willing to hold or sell their shares or purchase additional shares. An auction fails if there are more Target Fund APS offered for sale than there are buyers, in which case holders of Target Fund APS may not be able to sell their shares. Also, if holders of Target Fund APS place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if holders of Target Fund

APS buy shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their shares than the market rate. Finally, the dividend period for the Target Fund APS may be changed by the Target Fund, subject to certain conditions, including notice to holders of Target Fund APS, which could also affect the liquidity of an investment in Target Fund APS.

  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of auctions or remarketings, as applicable; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide holders of Preferred Shares with a liquid trading market. It may not be possible to sell Preferred Shares between auctions or remarketings, as applicable, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Preferred Shares. Target Fund APS may only be transferred outside of auctions to or through broker-dealers or other persons as the Target Fund permits.

  RATINGS AND ASSET COVERAGE RISKS. Although the Preferred Shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could downgrade its rating of the Preferred Shares or withdraw its rating at any time, which may make the Preferred Shares less liquid at an auction or in a remarketing, as applicable, or in the secondary market. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE(S) AND POLICIES


  Each Fund's primary investment objective is to seek to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Fund's secondary investment objective is to seek to enhance the total return provided to common shareholders. Each Fund seeks to achieve its investment objective(s) primarily by investing in a portfolio of municipal securities selected by the Adviser from those sectors of the municipal securities market that, in the opinion of the Adviser, offer a significant opportunity for a high level of current income exempt from federal income tax without undue risk to income or principal. Under current market conditions, the Adviser to each of the Funds allocates each Fund's investments in municipal securities primarily among the transportation, public building, health care and utilities (wholesale electric, in particular) sectors of the municipal securities market. The Adviser may from time to time adjust the proportion of each Fund's assets allocated among these and other sectors of the municipal securities market based upon its assessment of a variety of factors, including market conditions, general economic conditions and political considerations.



  Under current market conditions, the Acquiring Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment, while, under normal market conditions, the Target Fund invests substantially all of its net assets in municipal securities rated investment grade at the time of investment. Investment grade securities are rated BBB or higher by S&P or Baa or higher by Moody's (or comparably rated by another nationally recognized statistical rating organization) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's as medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Each Fund may invest up to 20% of its total assets in municipal securities rated BB or B by S&P or Ba or B by Moody's (or comparably rated by another nationally recognized statistical rating organization) at the time of investment in the case of long-term obligations. While offering opportunities for higher yields, lower-grade securities are considered below investment grade and involve higher risk. Securities rated BB or B are regarded by S&P, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Although such securities likely have some quality and protective characteristics, in S&P's view, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated B by Moody's generally lack, in Moody's view, characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may in Moody's opinion be small. The Acquiring Fund will not invest in unrated municipal securities.



  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of the purchase of a security, and the Funds will not be required to dispose of securities in the event that S&P, Moody's or another nationally recognized statistical rating organization downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities, in the event the Adviser reassesses its view with respect to the credit quality of the issuer thereof.



  Each Fund may invest an unlimited portion of its assets in municipal securities that pay interest that is subject to the federal alternative minimum tax. A substantial portion of the income produced by each Fund may be taxable under the alternative minimum tax. The Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.


  MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for regular federal income tax purposes. Under normal market conditions, at least 80% of each Fund's net assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of each Fund and cannot be changed without shareholder approval.

  Neither Fund has established any limit on the percentage of its portfolio that may be invested in municipal securities that pay interest that is subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by each Fund may be taxable under the alternative minimum tax. The Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.

  Subject to the limitations set forth herein, the Target Fund may engage in certain strategic transactions (as hereinafter defined). Such transactions will not be treated as investments in municipal securities for the purpose of the 80% test.

  Municipal securities include long-term obligations, often called municipal bonds, as well as short-term municipal notes, participation certificates, municipal leases, and tax-exempt commercial paper. Under ordinary market conditions, longer-term municipal securities generally provide a higher yield than short-term municipal securities of similar credit quality and therefore the Funds generally expect primarily to invest in longer-term municipal securities. The Funds may, however, invest in short-term municipal securities when yields are greater than yields available on long-term municipal securities to stabilize net asset value and as a reserve for expenses, share repurchases, dividends and other distributions to shareholders.

  The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and accordingly the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Although the ratings of Moody's, S&P or other nationally recognized statistical rating organization of the municipal securities in each Fund's portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of Moody's, S&P or other nationally recognized statistical rating organization, as the case may be, of the issuer's ability, or the economic viability of the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation.


  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Typically in "non-appropriation" lease obligations, the lease terminates as of the end of the last fiscal year for which an appropriation is made. Although "non-appropriation" lease obligations are often secured by an assignment of the lessor's interest in the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of each Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such unrated lease obligations, the Adviser will consider such factors as it deems appropriate, including (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

  Each Fund may invest in participation certificates. Participation certificates are participations in lease obligations of state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities.


  Municipal securities may have fixed or variable interest rates. Each Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they may be tendered for redemption at face value. Each Fund may invest up to 15% of its net assets in "inverse floating rate obligations." Floating rate obligations bear rates of interest that are adjusted periodically to reflect changes in market rates of interest. Inverse floating rate obligations have rates that vary inversely with changes in market rates of interest. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.


  Each Fund may also acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if such Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.


  The Adviser will select securities for each Fund's portfolio which the Adviser believes entail reasonable credit risk considered in relation to the particular investment policies of each Fund. As a result, each Fund will not necessarily invest in the highest-yielding municipal securities permitted by its investment policies if the Adviser determines that market risks or credit risks associated with such investments would subject each Fund's portfolio to excessive risk. There is no limitation as to the maturity of municipal securities in which either Fund may invest. The Adviser may adjust the average maturity of a Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


  Neither Fund generally will invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users, and the 25% limitation would apply to such obligations. It is nonetheless possible that a Fund may invest more than 25% of its total assets in one or more broad sectors of the municipal securities market, such as obligations of hospitals and other health care facilities, public building obligations, transportation obligations or utilities related (wholesale electric, in particular) obligations, if the Adviser determines that the yields available from obligations in one or more particular sectors of the market justify the additional risks associated with a large investment in such sectors. Although such obligations could be supported by the credit of governmental users, or by the credit of non-governmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in a particular market sector. Each Fund reserves the right to invest more than 25% of its assets in industrial development bonds or in issuers located in the same state. If a Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

  SECTOR INVESTING. Each Fund seeks to achieve its investment objective(s) primarily by investing in a portfolio of municipal securities selected by the Adviser from those sectors of the municipal securities market that, in the opinion of the Adviser, offer a significant opportunity for a high level of current income exempt from federal income tax without undue risk to income or principal. The Adviser's investment approach with respect to each Fund is to identify those sectors of the municipal securities market that the Adviser believes are undervalued and, within those sectors, to select individual municipal securities that are consistent with each Fund's investment objective(s). The Adviser believes that securities in undervalued sectors of the municipal securities market generally offer a higher yield than comparable municipal securities in more fully valued sectors of the municipal securities market. Investment in undervalued sectors of the municipal securities market also presents the opportunity for capital gains as the sector becomes more fully valued. Certain sectors of the municipal securities market may from time to time be undervalued due to such factors as: excess supply occasioned by concurrent, large scale capital intensive projects, refinancings and fiscal or tax driven offering schedules; political, regulatory, and economic developments; and investor perception. The Adviser seeks to take advantage of such opportunities by allocating a significant portion of each Fund's assets to such sectors and by seeking to minimize risk to income and principal through extensive credit research and by investing substantially all of its total assets in investment grade rated securities.



  Under current market conditions, the Adviser expects to allocate each Fund's investments in municipal securities primarily among the transportation, public building, health care and utilities related (wholesale electric, in particular) sectors of the municipal securities market. The Adviser may from time to time adjust the proportion of a Fund's assets allocated among these and other sectors of the municipal securities market. Subject to each Fund's policies with respect to investment in any single industry, investment in securities rated below investment grade and guidelines which may be imposed by any nationally recognized statistical rating organization issuing a rating of the Preferred Shares, there is no limit on the percentage of the Fund's total assets that may be invested in municipal securities relating to any particular sector of the municipal securities market.



  TRANSPORTATION. The transportation sector of the municipal securities market includes airports, highway, bridge and toll road facilities and public transportation and port authorities. Many airport and toll road facility securities are backed exclusively by the revenues of particular projects whereas public highway, bridge and public transportation and port authority securities often are backed at least in part by more diverse revenue sources, such as gasoline taxes and vehicle registration fees, sales taxes and revenues and special taxes from nontransportation related activities. Investor perception of many municipal securities in the transportation sector may be influenced adversely by the financial difficulties experienced by some domestic airlines. The credit quality of individual airlines does not, however, in the view of the Adviser, necessarily directly correlate with the investment merits of any given security in the transportation sector. The Adviser believes that the potential for increased supply together with adverse investor perception create attractive investment opportunities in the transportation sector of the municipal securities market.



  PUBLIC BUILDING. The public building sector of the municipal securities market includes both single and multi-family housing bonds issued by state housing agencies or local issuers. Also included may be rehabilitation or construction related bonds and bonds secured by second or third lien mortgages. State housing agencies often have permanent staffs, supervisory boards and defined operating policies to implement state housing policies. Local issuers generally are conduit agencies empowered only to issue a specific bond financing. Many of these mortgages, including most single family mortgages, backing these municipal securities have some type of primary mortgage insurance. A high proportion of single family mortgages issued in connection with state housing agency bond financings relate to lower priced, entry level homes. Federal budgetary concerns may limit the amount of new federal funding for housing programs. This in turn may put additional funding pressure on municipal governments. In addition, low interest rates continue to generate a high volume of refinancings. Decreased federal funding and continuing refinancings may result in an increase in supply of municipal securities in the housing sector and present attractive investment opportunities.



  HEALTH CARE. The health care sector of the municipal securities market includes hospitals, nursing homes, mental health care facilities, rehabilitation centers and other public, non-profit, or similar entities principally engaged in providing services for the treatment or prevention of diseases, disorders or other medical conditions. Changes in government regulation could have an adverse impact upon such entities' growth and profitability. In addition, continuing technological advances may mean rapid obsolescence of products and services.



  UTILITIES. The utilities sector of the municipal securities market includes electric utilities, water and sewage utilities, gas utilities and other entities engaged in the provision of other utility or utility related goods or services. Securities in the utilities sector of the municipal securities market may be issued by state and local government-owned entities, utility districts, rural cooperatives and joint-action agencies and other governmental subdivisions, agencies and instrumentalities and certain non-governmental, investor-owned entities. Governmental regulation, prices of fuel, availability of natural gas, risks associated with power marketing and trading and risks associated with nuclear power facilities may adversely affect the value of each Fund's securities. The trend toward deregulation in the utility industry presents special risks. Some companies may be faced with increased competition, which may affect the utilities sector of the municipal securities market.

  OTHER SECTORS. As discussed above, in pursuing each Fund's investment objective(s), the Adviser may from time to time adjust the proportion of each Fund's assets allocated among the foregoing and other sectors of the municipal securities market based upon the Adviser's assessment of a variety of factors. Such other sectors, as determined by the Adviser, will not necessarily correspond to traditional industry categories and may include, among other sectors, the education, insured and credit enhanced, general obligation, special district, lower-grade and various geographic (such as particular regions or individual states) sectors of the municipal securities market. Neither Fund will, however, invest more than 20% of its total assets at the time of investment in securities rated below investment grade.



  The education sector of the municipal securities market includes educational institutions, such as colleges and universities, and student loan securities. Student loan securities are backed by the interest and principal payments on student loans, and in some instances, interest subsidies and special allowance payments from the federal government. Educational institution securities may be backed by the revenues of particular facilities or activities, tuition and fees or the general obligation of the institution.


  The insured and credit enhanced sector of the municipal securities market includes municipal securities backed by original issue insurance or secondary market insurance or by some other form of credit support, such as a letter of credit or a mandatory purchase facility. Such insurance generally insures the timely payment of scheduled interest and principal payments. Other types of credit enhancement may provide only for the ultimate payment of interest or principal, or may simply provide a liquidity facility for the disposition of securities. The Acquiring Fund does not intend to purchase secondary market insurance.

  The general obligation sector of the municipal securities market includes securities issued by states, counties, cities, towns and school districts secured by the municipal issuer's general taxing powers. In general, a general obligation security is secured by the issuer's unlimited taxing power. For smaller governmental jurisdictions such as cities, school districts and towns, the only available unlimited taxing power is on property. For larger municipal issuers such as states, counties and larger cities, the available tax revenues are more diverse and may include sales and income taxes along with property taxes. Not all general obligation securities are secured by an unlimited taxing power. Some issuers, generally smaller municipal governments, pledge taxes that are limited as to revenue sources and the maximum property tax millage amounts. These securities are usually referred to as limited-tax general obligation securities.

  The special district sector of the municipal securities market includes special purpose municipal entities issuing securities payable from the revenues generated from a particular activity, fee or assessment or payable from a limited taxing authority.

OTHER INVESTMENT PRACTICES AND POLICIES

  In connection with the investment objective(s) and policies described above, each Fund may, but is not required to, use various investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices, which may hereinafter be referred to as "Strategic Transactions," may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.


  TEMPORARY DEFENSIVE STRATEGIES. At times the Adviser may judge that conditions in the markets for municipal securities make pursuing each Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of each Fund's assets. In implementing these "defensive" strategies, the Funds may invest to a substantial degree in high-quality, short-term municipal securities. If these high-quality, short-term municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, the Funds may temporarily invest in taxable securities. Such taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities: other debt securities rated within the four highest grades by either S&P or Moody's (or another nationally recognized statistical rating organization); commercial paper rated in the highest grade by either rating service; certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Adviser considers consistent with such strategies. To the extent that the use of certain of these strategies produces taxable income, this taxable income will be distributed on a pro rata basis among the Preferred Shares and the Common Shares. It is impossible to predict whether, or for how long, a Fund will use any such defensive strategies. Further, the yields on such securities may approach or be less than the then current dividend rate payable to holders of Preferred Shares. In such event, the benefit of leverage to the common shareholders will diminish and a Fund's leveraged capital structure may work to the disadvantage of the common shareholders. To the extent that a Fund invests in taxable securities for temporary defensive purposes, that Fund will not be invested in a manner primarily designed to achieve its primary investment objective of seeking to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital.



  STRATEGIC TRANSACTIONS. Each Fund may engage in certain Strategic Transactions, including the purchase and/or sale of financial futures contracts or transactions involving interest rate swaps, caps, floors or collars, to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets fluctuations, to protect unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, but may also enter into these transactions to generate additional income. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund complies with applicable regulatory requirements when implementing these strategies, techniques and instruments.



  Strategic Transactions have risks associated with them, including possible default by the other party to the transaction, liquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.


  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income will be allocated to both the Common Shares and the Preferred Shares of each Fund on a pro rata basis.

  "WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date a Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because a Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in that Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with that Fund's investment objective(s) and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


INVESTMENT RESTRICTIONS

  Each Fund's investment objective(s), each Fund's investment policy with respect to investing at least 80% of its net assets in municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of a Fund's outstanding Common Shares and of the Preferred Shares, including any outstanding Preferred Shares, voting by class, or (ii) 67% of a Fund's outstanding Common Shares and of the Preferred Shares, including any outstanding Preferred Shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. With respect to the limitation on borrowings, the percentage applies at the time of purchase and on an ongoing basis. The Funds may not:

   1. Invest more than 25% of its total assets in a single industry; however, as described above, a Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market.

   2. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (3) below or with respect to Strategic Transactions, as described herein.

   3. Borrow money, except for temporary or emergency purposes from banks or for repurchase of a Fund's shares, and then only in an amount not exceeding one-third of a Fund's total assets, including the amount borrowed. The Funds will not mortgage, pledge or hypothecate any assets except in connection with a borrowing or a Strategic Transaction. The Funds will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of each Fund. Notwithstanding this investment restriction, the Funds may enter into "when issued" and "delayed delivery" transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Funds may invest are considered to be loans and except that the Funds may lend money or property in connection with maintenance of the value of or a Fund's interest with respect to the municipal securities owned by each Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with Strategic Transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except in connection with Strategic Transactions.

   7. Act as an underwriter of securities, except to the extent the Funds may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by a Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Funds may purchase securities of other investment companies to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or, (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities by issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or, (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by a Fund of its rights under agreements relating to municipal securities.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Funds may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent a Fund exercises its rights under agreements relating to such municipal securities (in which case the Funds may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Funds may invest in are considered to be commodities or commodities contracts.

  In addition, to comply with federal tax requirements for qualifications as a "regulated investment company," each Fund's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (a) no more than 25% of such Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of such Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. These tax-related limitations may be changed by the trustees to the extent necessary to comply with changes to applicable tax requirements.

  The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish such Fund's investment objective(s). For example, a Fund may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. Neither Fund anticipates that its annual portfolio turnover rate will in exceed 200%. A high rate of portfolio turnover involves correspondingly greater brokerage commission and transaction expenses than a lower rate, which expenses must be borne by a Fund and its holders of Common Shares. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for federal income tax purposes.

  As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal securities market.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of Trustees of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.


  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $98 billion under management or supervision as of April 30, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.



  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser an annual fee payable monthly of 0.55% of such Fund's average daily net assets, including assets attributable to Preferred Shares. Effective June 1, 2004 and November 1, 2004, the investment advisory fee paid by each Fund was reduced from 0.65% to 0.60% and 0.60% to 0.55%, respectively. Subsequent to the Reorganization, the Adviser will continue to receive compensation at the rate of 0.55% of the average daily net assets, including assets attributable to Preferred Shares, of the combined fund. Because the fees paid to the Adviser are calculated on net assets, including assets attributable to Preferred Shares, the fees earned by the Adviser will be higher when Preferred Shares are outstanding.


  Under a separate accounting services and legal services agreement, the Adviser (or its affiliates) provides accounting and legal services to each Fund. The Adviser (or its affiliates) allocates the cost of such services to each Fund.

  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by the Adviser's Municipal Fixed Income team. The team is made up of established investment professionals. Current members of the team managing both funds include Robert

Wimmel, a Vice President of the Adviser, and John Reynoldson, an Executive Director of the Adviser. In addition, Dennis Pietrzak, an Executive Director of the Adviser, is a current member of the team managing the Acquiring Fund and Timothy D. Haney, a Vice President of the Adviser, is a current member of the team managing the Target Fund.


  Mr. Wimmel has worked for the Adviser since 1996 and joined the team managing the Funds in 2002. Mr. Reynoldson has worked for the Adviser since 1987 and joined the team managing the Funds in 2002. Mr. Pietrzak has worked for the Adviser since 1995 and joined the team managing the Acquiring Fund in 1995. Mr. Haney has worked for the Adviser since 1988 and joined the team managing the Target Fund in 1996.



  Mr. Pietrzak is the lead portfolio manager of Acquiring Fund. Mr. Haney is the lead portfolio manager for the Target Fund. Messrs. Wimmel and Reynoldson are co-portfolio managers of each Fund. Members of the team are actively engaged in all facets of the investment decision-making process. Duration, yield curve positioning, sector weightings and individual security purchases and sales constitute activities where team members provide input in each Fund's day-to-day asset management process. All team members are responsible for the day-to-day management of the Funds and for the execution of the overall strategy of the Funds.


  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


  The composition of the team may change without notice from time to time.


  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.


  LEGAL PROCEEDINGS INVOLVING THE ADVISER. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.


  The plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.


  The Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks, among other things, compensatory and punitive damages. None of the funds are named as defendants, and no claims are asserted against them. Each of the defendants have moved or will move to dismiss the complaint and believes that they have meritorious defenses.



  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The parties recently reached an agreement to settle the case. The court preliminarily approved the settlement agreement in June 2005, subject to a later hearing on the fairness of the settlement agreement.


OTHER SERVICE PROVIDERS


  CUSTODIAN, TRANSFER AGENT AUCTION AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company is the custodian for each Fund. Its principal business address is 225 West Franklin Street, Boston, Massachusetts 02110. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts, 02021, is the transfer agent, dividend disbursing agent and registrar for the Common Shares of each Fund. Deutsche Bank Trust Company Americas ("Deutsche Bank"), 280 Park Avenue, New York, New York 10017, is the auction agent and dividend paying agent for the Target Fund APS. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), World Financial Center, North Tower, New York, New York 10281, is the remarketing agent for the Acquiring Fund RPS.


CAPITALIZATION

  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees. The following table below sets forth the capitalization of the Target Fund and the Acquiring Fund as of October 31, 2004, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date.

               CAPITALIZATION AS OF OCTOBER 31, 2004 (UNAUDITED)


                                                   ACTUAL            PRO FORMA
                                           ----------------------    ---------
                                           STRATEGIC     SELECT       SELECT
                                            SECTOR       SECTOR       SECTOR
                                           MUNICIPAL    MUNICIPAL    MUNICIPAL
                                             TRUST        TRUST        TRUST
                                           ---------    ---------    ---------
NET ASSETS CONSIST OF (AMOUNTS IN
  THOUSANDS):
  Common Shares ($.01 par value)*......    $    108     $     47     $    157
  Paid in surplus......................     146,198       61,644      207,550
  Net unrealized appreciation..........      10,915        6,641       17,556
  Accumulated undistributed net
    investment income..................       1,760          843        2,603
  Accumulated net realized gain
    (loss).............................      (1,198)      (1,764)      (2,962)
  NET ASSETS APPLICABLE TO
    COMMON SHARES......................    $157,783     $ 67,411     $224,904
  PREFERRED SHARES ($.01 par value,
    with
    liquidation preference of $25,000
    and
    $25,000 for Acquiring Fund and
    Target Fund, respectively)*........    $ 95,000     $ 34,000     $129,000
  NET ASSETS INCLUDING PREFERRED
    SHARES.............................    $252,783     $101,411     $353,904
NET ASSET VALUE PER COMMON SHARE.......    $  14.60     $  14.40     $  14.37


---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.


** Reflects a non-recurring cost associated with the Reorganization of approximately $290,000, with $133,400 to be borne by the Acquiring Fund and $156,600 to be borne by the Target Fund, assuming the Reorganization is approved and completed.

           OUTSTANDING SECURITIES OF THE FUNDS AS OF OCTOBER 31, 2004


                                                                  AMOUNT OUTSTANDING
                                                 AMOUNT HELD      EXCLUSIVE OF AMOUNT
                                  AMOUNT       BY FUND FOR ITS         SHOWN IN
       TITLE OF CLASS           AUTHORIZED       OWN ACCOUNT        PREVIOUS COLUMN
       --------------           ----------     ---------------    -------------------
Strategic Sector Municipal
  Trust
  Common Shares.............      Unlimited           0               10,806,700
  Preferred Shares..........    100,000,000           0                    3,800
Select Sector Municipal
  Trust
  Common Shares.............      Unlimited           0                4,682,127
  Preferred Shares..........    100,000,000           0                    1,360


ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS


  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's Common Shares are not redeemable. The outstanding Common Shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any Preferred Shares of a Fund are outstanding, holders of the Fund's Common Shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such Preferred Shares would be at least 200% after giving effect to such distributions.



  PURCHASE AND SALE. Purchase and sale procedures for the Common Shares of each of the Funds are identical. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE, AMEX or CHX, as applicable, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA. The following table sets forth the high and low sales prices for Common Shares of each Fund on the NYSE or AMEX, as applicable, for each full quarterly period within each Fund's two most recent fiscal years and for the first fiscal quarter of the current fiscal year of each Fund, along with the net asset value and discount or premium to net asset value for each quotation.


TARGET FUND
-----------
                                      NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------  ----------     -----     ----------   ---------   ---------   ----------
April 30, 2005........     $13.19      $15.09      -12.59%      $12.29      $14.41      -14.71%
January 31, 2005......     $13.15      $14.56       -9.68%      $12.50      $14.35      -12.89%
October 31, 2004......     $13.25      $14.60       -9.25%      $12.72      $14.27      -10.86%
July 31, 2004.........     $13.66      $13.87       -1.51%      $12.13      $14.01      -13.42%
April 30, 2004........     $14.77      $15.00       -1.53%      $12.58      $14.19      -11.35%
January 31, 2004......     $14.43      $14.87       -2.96%      $13.83      $14.74       -6.17%
October 31, 2003......     $14.10      $14.49       -2.69%      $13.26      $14.04       -5.56%
July 31, 2003.........     $14.79      $15.12       -2.18%      $13.53      $13.99       -3.29%
April 30, 2003........     $14.05      $14.64       -4.03%      $13.52      $14.26       -5.19%

                                          ACQUIRING FUND
                                      ----------------------
                                      NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------  ----------   ---------   ----------   ---------   ---------   ----------
April 30, 2005........     $12.81      $14.83      -13.62%      $112.05     $14.15      -14.84%
January 31, 2005......     $12.86      $14.38      -10.57%      $12.30      $14.26      -13.74%
October 31, 2004......     $12.87      $14.39      -10.56%      $12.25      $13.97      -12.31%
July 31, 2004.........     $12.20      $13.89      -12.17%      $11.51      $13.68      -15.86%
April 30, 2004........     $13.77      $14.82       -7.09%      $11.94      $13.89      -14.04%
January 31, 2004......     $13.44      $14.50       -7.31%      $12.70      $14.24      -10.81%
October 31, 2003......     $12.88      $14.21       -9.36%      $12.33      $13.61       -9.40%
July 31, 2003.........     $13.90      $14.70       -5.44%      $12.46      $13.62       -8.52%
April 30, 2003........     $13.07      $14.17       -7.76%      $12.74      $13.81       -7.75%


  As of June 13, 2005, (i) the net asset value per share for Target Fund Common Shares was $14.78 and the market price per share was $12.80, representing a discount to net asset value of -13.40%, and (ii) the net asset value per share for Acquiring Fund Common Shares was $14.53 and the market price per share was $12.60, representing a discount to net asset value of -13.28%.


  Common Shares of the Funds have historically traded at a discount to net asset value. In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of either Fund will, in fact, authorize the Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.

  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their respective Common Shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its Common Shares of substantially all, in the case of the Target Fund, and all or a portion, in the case of the Acquiring Fund, of that Fund's net investment income remaining after the payment of dividends on any outstanding Preferred Shares. The Acquiring Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Acquiring Fund to maintain a more stable level of distributions to holders of Common Shares. As a result, the distributions paid by the Acquiring Fund for any particular period may be more or less than the amount of net investment income earned by the Acquiring Fund during such period. For federal income tax purposes, the Acquiring Fund will be required to distribute substantially all of its net investment income for each calendar year. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. The Funds are required to allocate net capital gains and other taxable income, if any, received by a Fund among that Fund's Common Shares and the Preferred Shares on a pro rata basis in the year for which such capital gains and other income is realized.

  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any Preferred Shares of a Fund outstanding, such Fund may declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (1) all accrued Preferred Shares dividends have been paid and
(2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund may be required to comply with other asset coverage requirements as a condition of a Fund obtaining a rating of its

Preferred Shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its Common Shares could, in certain circumstances, impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem Preferred Shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of a Fund's status as a regulated investment company.


  For information concerning the manner in which dividends and distributions to holders of each Fund's Common Shares may be reinvested automatically in the Fund's Common Shares, see "Dividend Reinvestment Plan" below.


  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan," and collectively the "Plans") pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in Common Shares pursuant to such Plan. The Plans for the Target Fund and the Acquiring Fund are similar, except that, whereas the Acquiring Fund's Plan requires holders of Common Shares to elect to participate in its Plan, the Target Fund's Plan requires holders of Common Shares to elect not to participate in the Plan. Holders of Common Shares not participating in a Plan will receive distributions of dividends and capital gains in cash. EquiServe Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of Common Shares of each Fund in administering the Plans.



  After the Reorganization, a holder of Common Shares of a Fund who currently receives dividends in cash will continue to receive dividends in cash; all holders who participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43011, Providence, Rhode Island 02940-3011. Telephone calls concerning the Plan may be directed to the Plan Agent at (800) 341-2929.


ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS

  GENERAL. The Preferred Shares of the Acquiring Fund are labeled "remarketed preferred shares" ("RPS"). The Preferred Shares of the Target Fund are labeled "auction preferred shares" ("APS"). Both Target Fund APS and Acquiring Fund RPS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of such Fund out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods. The Preferred Shares of each Fund have a liquidation preference of $25,000 per share. Neither Target Fund nor Acquiring Fund Preferred

Shares are traded on a stock exchange or over-the-counter. Holders of each Fund's Preferred Shares do not have preemptive rights to purchase any shares of the same series or any other Preferred Shares that might be issued. The net asset value per share of a Fund's Preferred Shares equals its liquidation preference plus accumulated but unpaid dividends per share. While the Acquiring Fund RPS and the Target Fund APS are similar in many respects, there are differences that shareholders should consider.


  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of Preferred Shares so long as no single series has priority over another to the distribution of assets of that Fund or the payment of dividends. Both Funds currently have two series of Preferred Shares outstanding: a Series A and a Series B. If the Reorganization is approved and completed, the combined fund will have four series (i) the existing Series A RPS of the Acquiring Fund; (ii) the existing Series B RPS of the Acquiring Fund; (iii) new Series C RPS issued by the Acquiring Fund in exchange for existing Series A APS of the Target Fund; and (iv) new Series D RPS issued by the Acquiring Fund in exchange for existing Series B APS of the Target Fund. Except with regard to the length of the regular dividend period applicable to each series and as otherwise described in the prospectus offering each Fund's Preferred Shares, the terms of each existing series of the Acquiring Fund RPS are the same and the terms of each existing series of Target Fund APS are the same. The aggregate liquidation preference of each new series will equal the aggregate liquidation preference of the existing shares of the respective old series it replaces. The number of days in the regular dividend period for each series, the number of shares in each series and the liquidation preference per share will be the same as the shares of the existing Preferred Shares for Series A RPS and Series B RPS and, for Series C RPS and Series D RPS, will be the same as the shares of the old Target Fund series it replaces.


  PURCHASE AND SALE. Acquiring Fund RPS and Target Fund APS are purchased and sold using different procedures.


  Target Fund APS generally are purchased and sold through auctions generally conducted every 28 days by Deutsche Bank, as the auction agent for the Target Fund's APS (the "Auction Agent"), unless the Target Fund elects to declare a special dividend period. Unless otherwise permitted by the Target Fund, existing and potential holders of Target Fund APS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of APS to the Auction Agent. On or prior to each auction date for the APS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold APS to its broker-dealer. Outside of these auctions, shares of APS may be purchased or sold through broker-dealers for the APS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the Acquiring Fund APS.


  Acquiring Fund RPS generally are purchased and sold through remarketings conducted every seven days in the case of Series A, and every 28 days in the case of Series B, by Merrill Lynch, the remarketing agent for the Acquiring Fund's RPS (the "Remarketing Agent"), unless the Acquiring Fund elects to declare a special dividend period. Acquiring Fund RPS are purchased and sold through remarketing procedures. On each tender date (the business day preceding the related dividend reset date) for shares of Acquiring Fund RPS, the Remarketing Agent will, after canvassing the market and considering prevailing market conditions, provide to holders of shares of Acquiring Fund RPS non-binding indications of the applicable dividend rate for the next succeeding 7-day or 28-day, as the case may be, dividend period. The actual applicable dividend rate for such dividend period may be greater than or less than the rate indicated in such non-binding indications and will not be determined until after a holder is required to elect to hold or tender its shares of Acquiring Fund RPS or a new purchaser is required to agree to purchase shares of Acquiring Fund RPS. Each holder of shares of Acquiring Fund RPS then must notify the Remarketing Agent of its desire (on a share-by-share basis) either to tender such share at a price of $25,000 per share or to continue to hold such share for a 7-day or 28-day, as the case may be, dividend period. Any holder or prospective purchaser may informally indicate to the Remarketing Agent its applicable dividend rate preferences. However, any such notice given to the Remarketing Agent to tender or hold shares for a particular dividend period is irrevocable (subject to limit exceptions) and may not be conditioned upon the level at which applicable dividend rates are set. On the dividend reset date, the Remarketing Agent will then determine the applicable dividend rate for the next dividend period, which will be the lowest rate available which enables the Remarketing Agent to remarket on behalf of the holders thereof all shares of Acquiring Fund RPS tendered to it on such tender date at a price of $25,000 per share. Such determination will be made in the sole discretion of the Remarketing Agent and will be conclusive and binding on the Acquiring Fund and on the holders of Acquiring Fund RPS. The Remarketing Agent intends to make a secondary market in the Acquiring Fund RPS outside of remarketings. The Remarketing Agent, however, has no obligation to make a secondary market in the Acquiring Fund RPS outside of remarketings, and there can be no assurance that a secondary market for Acquiring Fund RPS will develop or, if it does develop, that it will provide holders with liquidity of investment.



  In connection with the Reorganization, a holder of Target Fund Series A APS would receive Acquiring Fund Series C RPS and a holder of Target Fund Series B APS would receive Acquiring Fund Series D RPS. Acquiring Fund RPS received in connection with the Reorganization will have the same regular dividend period of twenty-eight days as the existing outstanding series of Target Fund APS.

  DIVIDENDS AND DISTRIBUTIONS. The holders of Preferred Shares of each Fund are entitled to receive, when, as and if declared by the Board of Trustees of such Fund, out of funds legally available therefore, cumulative cash dividends on their shares. Dividends on a Fund's Preferred Shares so declared and payable shall be paid in preference to and in priority over any dividends so declared and payable on that Fund's Common Shares.


  Dividends on Preferred Shares of each Fund, to the extent payable from tax-exempt income earned on such Fund's investments, will be exempt from federal income tax in the hands of holders of Preferred Shares of each Fund. Each Fund is required to allocate net capital gains and other taxable income, if any, proportionately among its Common Shares and Preferred Shares. The amount of taxable income allocated to the Preferred Shares depends upon the amount of such income realized by the Fund, but is generally not expected to be significant.



  Prior to each dividend payment date, the relevant Fund is required to deposit with its Auction Agent or Remarketing Agent, as the case may be, sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on a Fund's Preferred Shares which may be in arrears.



  In normal circumstances, whenever either Fund intends to include any net capital gains or other taxable income in any dividend on its Preferred Shares, such Fund will notify the Auction Agent or Remarketing Agent, as the case may be, of the amount to be so included prior to the auction or remarketing, as the case may be, establishing the applicable rate for such dividend. The Auction Agent or Remarketing Agent, as the case may be, will in turn notify each broker-dealer who will notify existing and potential holders of Preferred Shares. As a result, auction or remarketing participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If a Fund retroactively allocates any net capital gains or other taxable income to its Preferred Shares without having given notice to the Auction Agent or Remarketing Agent, such Fund will pay an additional dividend or make certain other payments to the affected holders of Preferred Shares to offset substantially the tax effect thereof.



  While the Funds normally utilize the auction or remarketing procedures, as the case may be, described above, each Fund may utilize special dividend periods in certain circumstances to set the dividend rate.

  DIVIDEND RATES. The following table provides information about the dividend rates for Acquiring Fund RPS and Target Fund APS as of a recent auction or remarketing date.


 AUCTION/REMARKETING
    DIVIDEND DATE                FUND                     RATE
 -------------------             ----                     ----
    June 13, 2005       Acquiring Fund Series            2.150%
                                A RPS
     May 23, 2005       Acquiring Fund Series            2.850%
                                B RPS
     June 2, 2005        Target Series A Fund            2.650%
                                 APS
     June 3, 2005        Target Fund Series B            2.649%
                                 APS



  The dividend rates in effect on the Closing Date of the Reorganization will be the rates determined in the auction or remarketing, as the case may be, most recently proceeding such Closing Date.


  REDEMPTIONS. The redemption provisions pertaining to the Preferred Shares of each Fund are similar. It is anticipated that Preferred Shares of each Fund will generally be redeemable at the option of the Fund at a $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Preferred Shares of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the Preferred Shares specified by Moody's and S&P in connection with their issuance of ratings on the Preferred Shares.

  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of a Fund, whether voluntary or involuntary, the holders of each Fund's Preferred Shares will be entitled to receive, out of the assets of the applicable Fund available for distribution to shareholders, before any distribution or payment is made upon any of a Fund's Common Shares or any other capital shares of a Fund ranking junior in right of payment upon liquidation to Preferred Shares of $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of Preferred Shares will be entitled to no other payments except for any additional dividends (as described above). If such assets of a Fund are insufficient to make the full liquidation payment on the Preferred Shares and liquidation payments on any other outstanding class or series of preferred shares of a Fund ranking on a parity with the Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's Preferred Shares will not be entitled to any further participation in any distribution of assets by such Fund except for any additional dividends (which are more fully described below). A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of a Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of such Fund for this purpose.


  ADDITIONAL INFORMATION. For additional information regarding Acquiring Fund RPS, Target Fund shareholders should consult the Reorganization Statement of Additional Information, which contains a more complete summary of the terms of the Acquiring Fund RPS, and the Certificate of Vote of Trustees Establishing Preferred Shares attached as Appendix B to the Reorganization Statement of Additional Information. Acquiring Fund RPS issued in connection with the Reorganization will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganization, will be amended as necessary to reflect the creation of new series and the issuance of additional Acquiring Fund RPS.


GOVERNING LAW


  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Target Fund was organized on November 12, 1992 and commenced operations on January 22, 1993; the Acquiring Fund was organized on September 9, 1993 and commenced operations on November 19, 1993.



  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability in connection with Fund property or for acts, obligations or affairs of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.



  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and entitled to vote on the matter.

  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment
Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND


  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the Common Shares would cease to be listed on the NYSE, AMEX, CHX, NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of a Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, a Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause a Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of a Fund to meet its investment objective(s).

VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's Common Shares. Holders of each Fund's Common Shares are entitled to one vote for each share held. Except as set forth below or as set forth above under "Additional Information About Preferred Shares of the Funds--Voting Rights," "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's Preferred Shares, holders of Preferred Shares have no voting rights. When holders of a Fund's Preferred Shares are entitled to vote, they are also entitled to cast one vote per share held.


  Holders of Preferred Shares of each Fund, voting as a class, are entitled to elect two of each Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's Preferred Shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, are entitled to elect a majority of that Fund's trustees until all dividends have been paid or declared and set apart for payment. The affirmative vote of a majority of the holders of Preferred Shares of each Fund, voting as a class, is required to amend, alter or repeal any of the preferences, rights or powers of holders of such Fund's Preferred Shares so as to materially and adversely affect such preferences, rights or powers, or increase or decrease the number of each Preferred Shares authorized to be issued.

FINANCIAL HIGHLIGHTS

  TARGET FUND. The following schedule presents financial highlights for one Target Fund Common Share outstanding throughout the periods indicated.

                                                                   YEAR ENDED OCTOBER 31,
                            -----------------------------------------------------------------------------------------------------
                             2004      2003     2002(A)    2001      2000      1999       1998       1997       1996       1995
                             ----      ----     -------    ----      ----      ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING
 OF THE PERIOD............  $ 14.49   $ 14.44   $ 14.75   $ 13.70   $ 13.14   $ 14.82   $  14.35   $  13.67   $  13.72   $  12.28
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
 Net Investment Income....      .93      1.03      1.09      1.10      1.07      1.07       1.09       1.10       1.12       1.15
 Net Realized and
  Unrealized Gain/Loss....      .19       .10      (.33)      .94       .61     (1.69)       .47        .67       (.07)      1.51
 Common Share Equivalent
 of Distributions Paid to
 Preferred Shareholders:
  Net Investment Income...     (.10)     (.09)     (.12)     (.28)     (.36)     (.28)      (.31)      (.31)      (.31)      (.34)
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
Total from Investment
 Operations...............     1.02      1.04       .64      1.76      1.32      (.90)      1.25       1.46        .74       2.32
Distributions Paid to
 Common Shareholders:
  Net Investment Income...     (.91)     (.99)     (.95)     (.71)     (.76)     (.78)      (.78)      (.78)      (.79)      (.88)
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 THE PERIOD...............  $ 14.60   $ 14.49   $ 14.44   $ 14.75   $ 13.70   $ 13.14   $  14.82   $  14.35   $  13.67   $  13.72
                            =======   =======   =======   =======   =======   =======   ========   ========   ========   ========
Common Share Market Price
 at End of the Period.....  $ 13.14   $ 14.10   $ 13.66   $ 13.28   $11.250   $11.625   $14.5625   $ 12.750   $ 11.750   $ 11.875
Total Return(b)...........   -0.36%    10.82%    10.14%    24.99%     3.37%   -15.30%     20.97%     15.55%      5.69%     18.79%
Net Assets Applicable to
 Common Shares at End of
 the Period (In
 millions)................  $ 157.8   $ 156.6   $ 156.0   $ 159.4   $ 148.0   $ 142.0   $  160.2   $  155.1   $  147.7   $  148.3
Ratio of Expenses to
 Average Net Assets
 Applicable to Common
 Shares(c)................    1.46%     1.56%     1.54%     1.55%     1.66%     1.64%      1.62%      1.65%      1.67%      1.77%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares(c).........    6.46%     7.09%     7.51%     7.77%     8.07%     7.47%      7.47%      7.89%      8.23%      8.74%
Portfolio Turnover........      40%       33%       33%       44%       22%       39%        18%        23%        24%        75%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to
 Average Net Assets
 Including Preferred
 Shares(c)................     .91%      .97%      .95%      .96%     1.00%     1.01%      1.01%      1.01%      1.01%      1.06%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares(d).........    5.76%     6.44%     6.65%     5.79%     5.38%     5.50%      5.35%      5.67%      5.91%      6.14%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding..............    3,800     3,800     3,800     3,800     3,800     3,800      1,900      1,900      1,900      1,900
Asset Coverage Per
 Preferred Share(e).......  $66,532   $66,202   $66,065   $66,948   $63,958   $62,357   $134,297   $131,631   $127,743   $128,047
Involuntary Liquidating
 Preference Per Preferred
 Share....................  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per
 Preferred Share..........  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

(a) As required, effective November 1, 2001, the Target Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.03, decrease net realized and unrealized gains and losses per share by and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Target Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d) Ratios reflect the effect of dividend payments to preferred shareholders.
(e) Calculated by subtracting the Target Fund's total liabilities (not including the preferred shares) from the Target Fund's total assets and dividing this by the number of preferred shares outstanding.

  ACQUIRING FUND. The following schedule presents financial highlights for one Acquiring Fund common share outstanding throughout the periods indicated.

                                                                    YEAR ENDED OCTOBER 31,
                             ----------------------------------------------------------------------------------------------------
                              2004      2003     2002(A)    2001      2000       1999       1998       1997      1996      1995
                              ----      ----     -------    ----      ----       ----       ----       ----      ----      ----
NET ASSET VALUE, BEGINNING
 OF THE PERIOD.............  $ 14.10   $ 13.82   $ 13.80   $ 12.95   $ 12.49   $  14.14   $  13.61   $  12.92   $ 12.83   $ 11.51
                             -------   -------   -------   -------   -------   --------   --------   --------   -------   -------
 Net Investment Income.....      .89       .94       .99       .99       .98        .98        .99        .98       .98       .99
 Net Realized and
   Unrealized Gain/Loss....      .31       .30       .01       .84       .50      (1.67)       .52        .66       .07      1.39
 Common Share Equivalent of
   Distributions Paid to
   Preferred Shareholders:
   Net Investment Income...     (.08)     (.08)     (.10)     (.24)     (.30)      (.24)      (.26)      (.26)     (.26)     (.29)
                             -------   -------   -------   -------   -------   --------   --------   --------   -------   -------
Total from Investment
 Operations................     1.12      1.16       .90      1.59      1.18       (.93)      1.25       1.38       .79      2.09
Distributions Paid to
 Common Shareholders:
   Net Investment Income...     (.82)     (.88)     (.88)     (.74)     (.72)      (.72)      (.72)      (.69)     (.70)     (.77)
                             -------   -------   -------   -------   -------   --------   --------   --------   -------   -------
NET ASSET VALUE, END OF THE
 PERIOD....................  $ 14.40   $ 14.10   $ 13.82   $ 13.80   $ 12.95   $  12.49   $  14.14   $  13.61   $ 12.92   $ 12.83
                             =======   =======   =======   =======   =======   ========   ========   ========   =======   =======

Common Share Market Price
 at End of the Period......  $ 12.87   $ 12.78   $ 12.80   $ 12.40   $ 10.75   $10.6875   $13.3125   $  11.75   $10.625   $ 10.75
Total Return(b)............    7.37%     6.87%    10.43%    22.63%     7.56%    -14.88%     19.91%     17.46%     5.35%    19.87%
Net Assets Applicable to
 Common Shares at End of
 the Period (In
 millions).................  $  67.4   $  66.0   $  64.7   $  64.6   $  60.7   $   58.5   $   66.2   $   63.7   $  60.5   $  60.1
Ratio of Expenses to
 Average Net Assets
 Applicable to Common
 Shares(c).................    1.42%     1.42%     1.39%     1.39%     1.50%      1.46%      1.47%      1.53%     1.55%     1.68%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares(c)..........    6.27%     6.67%     7.24%     7.37%     7.83%      7.21%      7.11%      7.50%     7.67%     8.13%
Portfolio Turnover.........      41%       50%       47%       33%       41%        59%        44%        39%       47%       84%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to
 Average Net Assets
 Including Preferred
 Shares(c).................     .94%      .94%      .91%      .90%      .95%       .95%       .97%       .99%      .99%     1.05%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares(d)..........    5.70%     6.14%     6.49%     5.58%     5.46%      5.42%      5.22%      5.50%     5.62%     5.77%

SENIOR SECURITIES:
Total Preferred Shares
 Outstanding...............    1,360     1,360     1,360     1,360     1,360      1,360      1,360      1,360     1,360     1,360
Asset Coverage Per
 Preferred Share(e)........  $74,580   $73,540   $72,583   $72,503   $69,597   $ 67,984   $ 73,695   $ 71,839   $69,489   $69,164
Involuntary Liquidating
 Preference Per Preferred
 Share.....................  $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 25,000   $25,000   $25,000
Average Market Value Per
 Preferred Share...........  $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 25,000   $25,000   $25,000

(a) As required, effective November 1, 2001, the Target Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002, was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares by 0.15%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Target Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Target Fund's total liabilities (not including the preferred shares) from the Target Fund's total assets and dividing this by the number of preferred shares outstanding.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL


  Under the Reorganization Agreement (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Fund, in exchange for Acquiring Fund Common Shares and Acquiring Fund RPS to be issued by the Acquiring Fund. The Acquiring Fund will issue and cause to be listed on the AMEX and the CHX additional Acquiring Fund Common Shares. The Acquiring Fund Common Shares issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares less the costs of the Reorganization (though cash may be paid in lieu of any fractional shares). The Acquiring Fund RPS issued to the Target Fund will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Fund APS. Upon receipt by the Target Fund of such shares, the Target Fund will (i) distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares and (ii) distribute the Acquiring Fund RPS to the holders of Target Fund APS. As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.



  The Target Fund will distribute the Acquiring Fund Common Shares and the Acquiring Fund RPS received by it pro rata to its holders of record of Target Fund Common Shares and Target Fund APS, as applicable, in exchange for such shareholders' shares in the Target Fund. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Fund and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund RPS previously credited on those books to the accounts of the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held in an account other than a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Dividend Reinvestment Plan account). In the event of fractional shares held in an account other than a Dividend Reinvestment Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the AMEX for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the former preferred shareholders of Target Fund APS would represent the respective pro rata number of

Acquiring Fund RPS due such shareholder. See "Terms of the Reorganization Agreement--Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by Target Fund shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund RPS (and cash in lieu of fractional shares, if any).


  As a result of the Reorganization, every holder of Target Fund Common Shares would own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund Common Shares immediately prior to the Closing Date less the costs of the Reorganization. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of the Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for its share of the Reorganization costs. Similarly, the aggregate liquidation preference of the Acquiring Fund RPS to be issued to the Target Fund will equal the aggregate liquidation preference of the Target Fund APS. Each holder of Target Fund APS would receive Acquiring Fund RPS that would have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund APS immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund RPS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the Target Fund Common Shares or Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share of Acquiring Fund RPS or Target Fund APS. However, as a result of the Reorganization, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.



  No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund RPS in the Reorganization. Holders of Target Fund APS will find that the remarketing dates and dividend payment dates for the Acquiring Fund RPS received in the Reorganization are ordinarily (i.e., except in the case of a special dividend period) on a 28-day schedule for newly issued Series C RPS and Series D RPS. Any change in the standard dividend period should not materially affect the value of the Preferred Shares held by holders of Target Fund APS. The remarketing or auction procedures for the Acquiring Fund RPS and the Target Fund APS are similar. As a result of the Reorganization, the last dividend period for the Target Fund APS prior to the Closing Date and the initial dividend period for the Acquiring Fund RPS issued in connection with the Reorganization after the Closing Date may be shorter than the ordinary dividend period for such shares.

TERMS OF THE REORGANIZATION AGREEMENT

  The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization Statement of Additional Information.


  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Closing Date. For the purpose of determining the net asset value of a Common Share of each Fund, the value of the securities held by the Fund, plus any cash or other assets (including interest accrued but not yet received), minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Preferred Shares of the Fund is divided by the total number of Common Shares of the Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Closing Date.


  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by holders of Common Shares of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund Common Shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund Common Shares, together with cash in lieu of any fractional Acquiring Fund

Common Shares held in an account other than a Dividend Reinvestment Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held in an account other than a Dividend Reinvestment Plan account.

  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund Common Shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.


  From and after the Closing Date, certificates formerly representing Target Fund Common Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund Common Shares held before the Reorganization as described above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund Common Shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.


  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund Common Shares in the Reorganization.

  Preferred Shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.


  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their respective projected annual expense savings as a result of the Reorganization. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization.


MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund RPS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of his, her or its Target Fund Common Shares for Acquiring Fund Common Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share of the Acquiring Fund, as discussed below) or all of his, her or its Target Fund APS solely for Acquiring Fund RPS pursuant to the Reorganization.


    - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund RPS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).


    - The holding period of the Acquiring Fund Common Shares or Acquiring Fund RPS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.


    - A shareholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund Common Share pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund Common Shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund Common Shares is more than one year as of the date of the exchange.


    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to the Target Fund and its shareholders.


  The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and as described herein. An opinion of counsel is not binding on the IRS or any court.



SHAREHOLDER APPROVAL



  Under the Declaration of Trust of the Target Fund (as amended to date and including the Certificate of Vote of Trustees Establishing Preferred Shares of the Target Fund), relevant Massachusetts law and the rules of the NYSE and CHX, shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and Target Fund APS entitled to vote, each voting separately as a class.


 ------------------------------------------------------------------------------
        PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES
 ------------------------------------------------------------------------------

  Pursuant to the Reorganization Agreement, which is described more fully under "Proposal 1: Reorganization of the Target Fund" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund RPS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund RPS to holders of Target Fund APS, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares.


  The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of the Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund RPS received in the Reorganization will equal the aggregate liquidation preference Target Fund APS held immediately prior to the Reorganization. The Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.



  In connection with the Reorganization and as contemplated by the Reorganization Agreement, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the AMEX and the CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable AMEX and CHX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization.


SHAREHOLDER APPROVAL

  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. For more information regarding voting requirements, see the section entitled "Other Information--Voting Information and Requirements" below.

------------------------------------------------------------------------------
                               OTHER INFORMATION
------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS


  GENERAL. A list of shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.


  RECORD DATE. The Board of Trustees of each Fund has fixed the close of business on June 13, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, the Target Fund had outstanding 10,806,700 Target Fund Common Shares and 3,800 Target Fund APS and the Acquiring Fund had outstanding 4,682,127 Acquiring Fund Common Shares and 1,360 Acquiring Fund RPS.

  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Funds, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted

"FOR" the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal.


  With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposal since its approval is based on the affirmative vote of a majority of the total Target Fund Common Shares outstanding and a majority of the total Target Fund APS outstanding, each voting separately as a class. With respect to Proposal 2, abstentions will not be treated as votes "FOR" the proposal, but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as votes "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.



  With respect to each proposal, a majority of the outstanding shares of each class entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.



  CERTAIN VOTING INFORMATION REGARDING TARGET FUND APS. Pursuant to the rules of the NYSE, Target Fund APS held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the Target Fund's Preferred Shares outstanding have voted on the Reorganization and (ii) less than 10% of the Target Fund's Preferred Shares outstanding have voted against the Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund APS on the Reorganization in the same proportion as the votes cast by all holders of Target Fund APS who voted on the Reorganization. The Target Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Target Fund exists.

SHAREHOLDER INFORMATION

  As of June 13, 2005, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of the outstanding Common Shares of either Fund.


  The table below indicates the number of Common Shares of the Funds owned beneficially by each trustee that owns shares of the Funds, as of June 13, 2005.



                                                     TARGET FUND    ACQUIRING FUND
                                                    COMMON SHARES   COMMON SHARES
                                                    -------------   --------------
Arch..............................................       500               511
Dammeyer..........................................         0            11,000
Heagy.............................................         0               100
Kennedy...........................................         0               100
Sonnenschein......................................         0               350
Whalen............................................         0               500



  To the knowledge of the Funds, no executive officers owned, directly or beneficially, Common Shares of the Funds as of June 13, 2005 and no trustees or executive officers owned Preferred Shares of the Funds as of that date. As of June 13, 2005, to the knowledge of the Funds, the executive officers and trustees of the Funds as a group owned less than 1% of the outstanding shares of the Funds.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the SEC and the NYSE, as applicable, reporting their affiliation with such Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulations to furnish the Funds with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.


SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at 1221 Avenue of the Americas, New York, New York 10020.


  Information regarding the deadline for timely submission of proposals intended to be presented at the year 2006 Annual Meeting of the Funds will be provided in the proxy statement relating to the 2005 Annual Meeting of the Funds, which is expected to take place later this year. If the Reorganization of the Target Fund is approved and completed prior to the Target Fund's 2005 Annual Meetings, the Target Fund will cease to exist and will not hold its 2005 Annual Meetings.


SOLICITATION OF PROXIES


  Solicitation of proxies on behalf of the Funds is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about June 22, 2005. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders of the Funds to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the telephone solicitation by CFS will cost approximately $19,000 for the Target Fund and $9,000 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganization which will be borne by the Target Fund and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganization.


LEGAL MATTERS


  Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Acquiring Fund Common Shares and Acquiring Fund RPS will be passed upon by Skadden Arps, which serves as counsel to the Target Fund and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Fund and the Acquiring Fund.


OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.


  In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on the proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.


  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the internet promptly. No postage is necessary if mailed in the United States.



                                       Lou Anne McInnis,

                                       Assistant Secretary
                                       Van Kampen Strategic Sector
                                         Municipal Trust
                                       Van Kampen Select Sector
                                         Municipal Trust

June 30, 2005

                                   EXHIBIT I



                       DESCRIPTION OF SECURITIES RATINGS



  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



                         LONG-TERM ISSUE CREDIT RATINGS



  Issue credit ratings are based, in varying degrees, on the following considerations:



        - Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;



        - Nature of and provisions of the obligation;



        - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE



  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.



  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.



                        SHORT-TERM ISSUE CREDIT RATINGS



  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



  Aaa: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.



  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.



  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.



  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.



  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.



  B: Obligations rated B are considered speculative and are subject to high credit risk.



  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.



  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated C are the lowest rated class of bonds, and are typically in default, with little prospect for recovery of principal or interest.



  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:



        -- Notes containing features that link interest or principal to the credit performance of any third party or parties.



        -- Notes allowing for negative coupons, or negative principal.



        -- Notes containing any provision that could obligate the investor to make any additional payments.



        -- Notes containing provisions that subordinate the claim.



  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.



  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                               SHORT-TERM RATINGS



  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:



                                      P-1



  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



                                      P-2



  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.



                                      P-3



  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.



                                       NP



  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.



  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                         [VAN KAMPEN INVESTMENTS LOGO]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION, DATED JUNE 29, 2005


                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

                        BY AND IN EXCHANGE FOR SHARES OF

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST


                              DATED JUNE 30, 2005



     This Reorganization Statement of Additional Information is available to the shareholders of Van Kampen Strategic Sector Municipal Trust (the "Target Fund") in connection with a proposed transaction (the "Reorganization") whereby Van Kampen Select Sector Municipal Trust (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate net asset value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued remarketed preferred shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund RPS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund RPS to holders of auction preferred shares of the Target Fund ("Target Fund APS"), and will then terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A form of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.



     This Reorganization Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated June 30, 2005 relating to the proposed Reorganization of the Target Fund into the Acquiring Fund. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 341-2929 (TDD users may call (800) 421-2833).


     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Reorganization Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Reorganization Statement of Additional Information is a part.

     This Reorganization Statement of Additional Information is intended to provide Target Fund shareholders with certain additional information about the Acquiring Fund, which will hereinafter sometimes be referred to simply as the "Fund."

                               TABLE OF CONTENTS


                                                              Page
                                                              ----
Trustees and Officers.......................................  S-1
Investment Advisory Agreement...............................  S-13
Other Agreements............................................  S-14
Management of the Target Fund and the Acquiring Fund........  S-16
Portfolio Transactions and Brokerage Allocation.............  S-18
Additional Information Relating to Remarketed Preferred
  Shares of the Acquiring Fund..............................  S-20
Rating Agency Guidelines....................................  S-31
Other Information...........................................  S-33
Financial Statements........................................  S-33
Pro Forma Financial Statements..............................  S-34
Appendix A Form of Agreement and Plan of Reorganization.....  A-1
Appendix B Certificate of Vote of Trustees..................  B-1
Appendix C Acquiring Fund Annual Report Dated October 31,
  2004 and Semi-Annual Report Dated April 30, 2005..........  C-1
Appendix D Target Fund Annual Report Dated October 31, 2004
  and Semi-Annual Report Dated April 30, 2005...............  D-1
Appendix E Proxy Voting Procedures..........................  E-1
Appendix F Pro Forma Financial Statements...................  F-1

                             TRUSTEES AND OFFICERS

GENERAL


     The business and affairs of each Fund are managed under the direction of each Fund's Board of Trustees and each Fund's officers appointed by each Fund's Board of Trustees. The Acquiring Fund and the Target Fund share the same Board of Trustees and executive officers. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Reorganization Statement of Additional Information. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.


                              INDEPENDENT TRUSTEES


                                                                                         NUMBER OF
                                                 TERM OF                                  FUNDS IN
                                                OFFICE AND                                  FUND
                                 POSITION(S)    LENGTH OF                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)               Trustee      Trustee of      Chairman and Chief             82       Trustee/Director/
Blistex Inc.                                  Target Fund     Executive Officer of                    Managing General
1800 Swift Drive                              since 1992 and  Blistex Inc., a consumer                Partner of funds in
Oak Brook, IL 60523                           Trustee of      health care products                    the Fund Complex.
                                              Acquiring Fund  manufacturer. Director of
                                              since 1993      the Heartland Alliance, a
                                                              nonprofit organization
                                                              serving human needs based
                                                              in Chicago. Director of
                                                              St. Vincent de Paul
                                                              Center, a Chicago based
                                                              day care facility serving
                                                              the children of low
                                                              income families. Board
                                                              member of the Illinois
                                                              Manufacturers'
                                                              Association.

Jerry D. Choate (66)             Trustee      Trustee of      Prior to January 1999,         80       Trustee/Director/
33971 Selva Road                              each Fund       Chairman and Chief                      Managing General
Suite 130                                     since 2003      Executive Officer of the                Partner of funds in
Dana Point, CA 92629                                          Allstate Corporation                    the Fund Complex.
                                                              ("Allstate") and Allstate               Director of Amgen
                                                              Insurance Company. Prior                Inc., a
                                                              to January 1995,                        biotechnological
                                                              President and Chief                     company, and Director
                                                              Executive Officer of                    of Valero Energy
                                                              Allstate. Prior to August               Corporation, an
                                                              1994, various management                independent refining
                                                              positions at Allstate.                  company.

                                                                                         NUMBER OF
                                                 TERM OF                                  FUNDS IN
                                                OFFICE AND                                  FUND
                                 POSITION(S)    LENGTH OF                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee of      President of CAC, L.L.C.,      82       Trustee/Director/
CAC, L.L.C.                                   Target Fund     a private company                       Managing General
4350 LaJolla Village Drive                    since 1992 and  offering capital                        Partner of funds in
Suite 980                                     Trustee of      investment and management               the Fund Complex.
San Diego, CA 92122-6223                      Acquiring Fund  advisory services. Prior                Director of
                                              since 1993      to February 2001, Vice                  Stericycle, Inc.,
                                                              Chairman and Director of                Ventana Medical
                                                              Anixter International,                  Systems, Inc., and
                                                              Inc., a global                          GATX Corporation, and
                                                              distributor of wire,                    Trustee of The
                                                              cable and communications                Scripps Research
                                                              connectivity products.                  Institute. Prior to
                                                              Prior to July 2000,                     January 2005,
                                                              Managing Partner of                     Director of the
                                                              Equity Group Corporate                  University of Chicago
                                                              Investment (EGI), a                     Hospitals and Health
                                                              company that makes                      Systems. Prior to
                                                              private investments in                  April 2004, Director
                                                              other companies.                        of TheraSense, Inc.
                                                                                                      Prior to January
                                                                                                      2004, Director of
                                                                                                      TeleTech Holdings
                                                                                                      Inc. and Arris Group,
                                                                                                      Inc. Prior to May
                                                                                                      2002, Director of
                                                                                                      Peregrine Systems
                                                                                                      Inc. Prior to
                                                                                                      February 2001,
                                                                                                      Director of IMC
                                                                                                      Global Inc. Prior to
                                                                                                      July 2000, Director
                                                                                                      of Allied Riser
                                                                                                      Communications Corp.,
                                                                                                      Matria Healthcare
                                                                                                      Inc., Transmedia
                                                                                                      Networks, Inc., CNA
                                                                                                      Surety, Corp. and
                                                                                                      Grupo Azcarero Mexico
                                                                                                      (GAM).

Linda Hutton Heagy (56)          Trustee      Trustee of      Managing Partner of            80       Trustee/Director/
Heidrick & Struggles                          each Fund       Heidrick & Struggles, an                Managing General
233 South Wacker Drive                        since 2003      executive search firm.                  Partner of funds in
Suite 7000                                                    Trustee on the University               the Fund Complex.
Chicago, IL 60606                                             of Chicago Hospitals
                                                              Board, Vice Chair of the
                                                              Board of the YMCA of
                                                              Metropolitan Chicago and
                                                              a member of the Women's
                                                              Board of the University
                                                              of Chicago. Prior to
                                                              1997, Partner of Ray &
                                                              Berndtson, Inc., an
                                                              executive recruiting
                                                              firm. Prior to 1996,
                                                              Trustee of The
                                                              International House
                                                              Board, a fellowship and
                                                              housing organization for
                                                              international graduate
                                                              students. Prior to 1995,
                                                              Executive Vice President
                                                              of ABN AMRO, N.A., a bank
                                                              holding company. Prior to
                                                              1990, Executive Vice
                                                              President of The Exchange
                                                              National Bank.

                                                                                         NUMBER OF
                                                 TERM OF                                  FUNDS IN
                                                OFFICE AND                                  FUND
                                 POSITION(S)    LENGTH OF                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (52)            Trustee      Trustee of      Director and President of      80       Trustee/Director/
1744 R Street, NW                             each Fund       the German Marshall Fund                Managing General
Washington, DC 20009                          since 2003      of the United States, an                Partner of funds in
                                                              independent U.S.                        the Fund Complex.
                                                              foundation created to
                                                              deepen understanding,
                                                              promote collaboration and
                                                              stimulate exchanges of
                                                              practical experience
                                                              between Americans and
                                                              Europeans. Formerly,
                                                              advisor to the Dennis
                                                              Trading Group Inc., a
                                                              managed futures and
                                                              option company that
                                                              invests money for
                                                              individuals and
                                                              institutions. Prior to
                                                              1992, President and Chief
                                                              Executive Officer,
                                                              Director and member of
                                                              the Investment Committee
                                                              of the Joyce Foundation,
                                                              a private foundation.

Howard J Kerr (69)               Trustee      Trustee of      Prior to 1998, President       82       Trustee/Director/
736 North Western Avenue                      Target Fund     and Chief Executive                     Managing General
P.O. Box 317                                  since 1992 and  Officer of Pocklington                  Partner of funds in
Lake Forest, IL 60045                         Trustee of      Corporation, Inc., an                   the Fund Complex.
                                              Acquiring Fund  investment holding                      Director of the Lake
                                              since 1993      company. Director of the                Forest Bank & Trust.
                                                              Marrow Foundation.

Jack E. Nelson (68)              Trustee      Trustee of      President of Nelson            80       Trustee/Director/
423 Country Club Drive                        each Fund       Investment Planning                     Managing General
Winter Park, FL 32789                         since 2003      Services, Inc., a                       Partner of funds in
                                                              financial planning                      the Fund Complex.
                                                              company and registered
                                                              investment adviser in the
                                                              State of Florida.
                                                              President of Nelson Ivest
                                                              Brokerage Services Inc.,
                                                              a member of the NASD,
                                                              Securities Investors
                                                              Protection Corp. and the
                                                              Municipal Securities
                                                              Rulemaking Board.
                                                              President of Nelson Sales
                                                              and Services Corporation,
                                                              a marketing and services
                                                              company to support
                                                              affiliated companies.


                                                                                         NUMBER OF
                                                 TERM OF                                  FUNDS IN
                                                OFFICE AND                                  FUND
                                 POSITION(S)    LENGTH OF                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee      Trustee of      President Emeritus and         82       Trustee/Director/
1126 E. 59th Street                           each Fund       Honorary Trustee of the                 Managing General
Chicago, IL 60637                             since 1994      University of Chicago and               Partner of funds in
                                                              the Adam Smith                          the Fund Complex.
                                                              Distinguished Service                   Director of Winston
                                                              Professor in the                        Laboratories, Inc.
                                                              Department of Economics
                                                              at the University of
                                                              Chicago. Prior to July
                                                              2000, President of the
                                                              University of Chicago.
                                                              Trustee of the University
                                                              of Rochester and a member
                                                              of its investment
                                                              committee. Member of the
                                                              National Academy of
                                                              Sciences, the American
                                                              Philosophical Society and
                                                              a fellow of the American
                                                              Academy of Arts and
                                                              Sciences.

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee of      Chief Communications           80       Trustee/Director/
815 Cumberstone Road                          each Fund       Officer of the National                 Managing General
Harwood, MD 20776                             since 2003      Academy of Sciences/                    Partner of funds in
                                                              National Research                       the Fund Complex.
                                                              Council, an independent,                Director of Fluor
                                                              federally chartered                     Corp., an
                                                              policy institution, from                engineering,
                                                              2001 to November 2003 and               procurement and
                                                              Chief Operating Officer                 construction
                                                              from 1993 to 2001.                      organization, since
                                                              Director of the Institute               January 2004 and
                                                              for Defense Analyses, a                 Director of Neurogen
                                                              federally funded research               Corporation, a
                                                              and development center,                 pharmaceutical
                                                              Director of the German                  company, since
                                                              Marshall Fund of the                    January 1998.
                                                              United States, Director
                                                              of the Rocky Mountain
                                                              Institute and Trustee of
                                                              Colorado College. Prior
                                                              to 1993, Executive
                                                              Director of the
                                                              Commission on Behavioral
                                                              and Social Sciences and
                                                              Education at the National
                                                              Academy of Sciences/
                                                              National Research
                                                              Council. From 1980
                                                              through 1989, Partner of
                                                              Coopers & Lybrand.

                              INTERESTED TRUSTEES*


                                                                                               NUMBER OF
                                                 TERM OF                                        FUNDS IN
                                                OFFICE AND                                        FUND
                                  POSITION(S)   LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS              HELD WITH       TIME      PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE                FUNDS        SERVED     DURING PAST 5 YEARS               BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)           Trustee and  Trustee of    President of funds in the Fund        80       Trustee/Director/
1221 Avenue of the Americas       President    each Fund     Complex. Chairman, President,                  Managing General
New York, NY 10020                             since 1999;   Chief Executive Officer and                    Partner of funds in
                                               President of  Director of the Adviser and Van                the Fund Complex.
                                               each Fund     Kampen Advisors Inc. since
                                               since 2002    December 2002. Chairman,
                                                             President and Chief Executive
                                                             Officer of Van Kampen
                                                             Investments since December 2002.
                                                             Director of Van Kampen
                                                             Investments since December 1999.
                                                             Chairman and Director of Van
                                                             Kampen Funds Inc. since December
                                                             2002. President, Director and
                                                             Chief Operating Officer of
                                                             Morgan Stanley Investment
                                                             Management since December 1998.
                                                             President and Director since
                                                             April 1997 and Chief Executive
                                                             Officer since June 1998 of
                                                             Morgan Stanley Investment
                                                             Advisors Inc. and Morgan Stanley
                                                             Services Company Inc. Chairman,
                                                             Chief Executive Officer and
                                                             Director of Morgan Stanley
                                                             Distributors Inc. since June
                                                             1998. Chairman since June 1998,
                                                             and Director since January 1998
                                                             of Morgan Stanley Trust.
                                                             Director of various Morgan
                                                             Stanley subsidiaries. President
                                                             of the Morgan Stanley Funds
                                                             since May 1999. Previously Chief
                                                             Executive Officer of Van Kampen
                                                             Funds Inc. from December 2002 to
                                                             July 2003, Chief Strategic
                                                             Officer of Morgan Stanley
                                                             Investment Advisors Inc. and
                                                             Morgan Stanley Services Company
                                                             Inc. and Executive Vice
                                                             President of Morgan Stanley
                                                             Distributors Inc. from April
                                                             1997 to June 1998. Chief
                                                             Executive Officer from September
                                                             2002 to April 2003 and Vice
                                                             President from May 1997 to April
                                                             1999 of the Morgan Stanley
                                                             Funds.

Richard F. Powers, III* (58)      Trustee      Trustee of    Advisory Director of Morgan           82       Trustee/Director/
1221 Avenue of the Americas                    each Fund     Stanley. Prior to December 2002,               Managing General
New York, NY 10020                             since 1999    Chairman, Director, President,                 Partner of funds in
                                                             Chief Executive Officer and                    the Fund Complex.
                                                             Managing Director of Van Kampen
                                                             Investments and its investment
                                                             advisory, distribution and other
                                                             subsidiaries. Prior to December
                                                             2002, President and Chief
                                                             Executive Officer of funds in
                                                             the Fund Complex. Prior to May
                                                             1998, Executive Vice President
                                                             and Director of Marketing at
                                                             Morgan Stanley and Director of
                                                             Dean Witter, Discover & Co. and
                                                             Dean Witter Realty. Prior to
                                                             1996, Director of Dean Witter
                                                             Reynolds Inc.

                                                                                               NUMBER OF
                                                 TERM OF                                        FUNDS IN
                                                OFFICE AND                                        FUND
                                  POSITION(S)   LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS              HELD WITH       TIME      PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE                FUNDS        SERVED     DURING PAST 5 YEARS               BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (65)             Trustee      Trustee of    Partner in the law firm of            82       Trustee/Director/
333 West Wacker Drive                          Target Fund   Skadden, Arps, Slate, Meagher &                Managing General
Chicago, IL 60606                              since 1992    Flom LLP, legal counsel to funds               Partner of funds in
                                               and Trustee   in the Fund Complex.                           the Fund Complex.
                                               of Acquiring                                                 Director of the
                                               Fund since                                                   Abraham Lincoln
                                               1993                                                         Presidential
                                                                                                            Foundation.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)          Executive Vice      Officer of  Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       each Fund   Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal           since 2003  Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

Joseph J. McAlinden (62)        Executive Vice      Officer of  Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       each Fund   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment    since 2002  Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

Amy R. Doberman (42)            Vice President      Officer of  Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         each Fund   Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                  since 2004  Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

Stefanie V. Chang Yu (38)       Vice President      Officer of  Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       each Fund   Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020                                  since 2003

John L. Sullivan (49)           Chief Compliance    Officer of  Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             each Fund   August 2004. Prior August 2004, Director and Managing
Oakbrook Terrace, IL 60181                          since 1996  Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36)           Chief Financial     Officer of  Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         each Fund   Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer           since 2005  Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since 2005.


---------------

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by each Fund and earn a rate of return determined by reference to the return on the common shares of each Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from each Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from each Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                      Fund Complex
                                                       -------------------------------------------
                                                                       Aggregate
                                                                       Estimated
                                                        Aggregate       Maximum
                                                       Pension or       Annual           Total
                          Aggregate      Aggregate     Retirement    Benefits from   Compensation
                         Compensation   Compensation    Benefits       the Fund         before
                           from the       from the     Accrued as       Complex      Deferral from
                            Target       Acquiring       Part of         Upon            Fund
        Name(1)            Fund(2)        Fund(2)      Expenses(3)   Retirement(4)    Complex(5)
        -------          ------------   ------------   -----------   -------------   -------------
INDEPENDENT TRUSTEES
David C. Arch               $2,770         $1,836       $ 35,277       $147,500        $192,530
Jerry D. Choate              3,681          2,316         82,527        126,000         200,002
Rod Dammeyer                 2,776          1,842         63,782        147,500         208,000
Linda Hutton Heagy           3,480          2,115         24,465        142,500         184,784
R. Craig Kennedy             3,681          2,316         16,911        142,500         200,002
Howard J Kerr                2,976          2,042        140,743        146,250         208,000
Jack E. Nelson               3,681          2,316         97,294        109,500         200,002
Hugo F. Sonnenschein         2,976          2,042         64,476        147,500         208,000
Suzanne H. Woolsey           3,681          2,316         58,450        142,500         200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)           2,976          2,042         72,001        147,500         208,000

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of each Fund and certain other funds in the Fund Complex. J. Miles Branagan retired as a member of the Board of Trustees of each Fund and other funds in the Fund Complex on December 31, 2004. Theodore
    A. Myers retired as a
member of the Board of Trustees of each Fund and other funds in the Fund Complex on December 31, 2003.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to each Fund's fiscal year ended October 31, 2004. The following Trustees deferred compensation from the Acquiring Fund during the fiscal year ended October 31, 2004: Mr. Choate, $2,316; Mr. Dammeyer, $1,842; Ms. Heagy, $2,115; Mr. Nelson, $2,316; Mr. Sonnenschein, $2,042; and
    Mr. Whalen, $2,042. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Acquiring Fund as of October 31, 2004 is as follows: Mr. Choate, $3,079; Mr. Dammeyer, $39,314; Ms. Heagy, $2,919; Mr. Nelson, $3,053; Mr.
    Sonnenschein, $34,496; and Mr. Whalen, $33,545. The following trustees deferred compensation from the Target Fund during the fiscal year ended October 31, 2004: Mr. Choate, $3,681; Mr. Dammeyer, $2,776; Ms. Heagy, $3,480; Mr. Nelson, $3,681; Mr. Sonnenschein, $2,976; and Mr. Whalen, $2,976. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Target Fund as of October 31, 2004 is as follows: Mr. Choate, $4,855; Mr. Dammeyer, $47,547; Ms. Heagy, $4,718; Mr. Nelson, $4,813; Mr. Sonnenschein, $41,562;
    and Mr. Whalen, $41,264. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES

     The Board of Trustees of each Fund has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of each Fund as defined by the 1940 Act and (2) are "independent" of each Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     Each Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, books of account or internal controls. Each Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     Each Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.


     Each Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to each Fund, monitors corporate governance matters and makes recommendations to each Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of each Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of each Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to each Board. Nominations from shareholders should be in writing and sent to the Independent Trustees of the Fund at the Fund's offices at 1221 Avenue of the Americas, New York, New York 10020 or directly to the Independent Trustees at the address specified above for each trustee.


     During each Fund's last fiscal year, each Board of Trustees held 16 meetings. During each Fund's last fiscal year, the audit committee of each Board held 5 meetings, the brokerage and services committee of each Board held 4 meetings and the governance committee held 5 meetings.

SHARE OWNERSHIP

     Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of each Fund beneficially owned equity securities of each Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                             TRUSTEE
                                    ------------------------------------------------------------------------------------------
                                      ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN   WOOLSEY
                                    --------  -------  --------  --------  --------  -------  -------  ------------  ---------
Dollar range of equity securities
 in
 the Acquiring Fund...............  $10,001-   none    $10,001-    $1-       $1-      none     none        $1-         none
                                    $50,000            $50,000   $10,000   $10,000                       $10,000
Dollar range of equity securities
 in the Target Fund...............    $1-      none      none      none      none     none     none        none        none
                                    $10,000
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 Trustee in the Fund Complex......  $50,001-    $1-      over    $10,001-    over      $1-      $1-      $10,001-     $50,001
                                    $100,000  $10,000  $100,000  $50,000   $100,000  $10,000  $10,000    $50,000     $100,000

INTERESTED TRUSTEES


                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in the Acquiring Fund.....    none      none      $1-
                                                                                  $10,000
Dollar range of equity securities in the Target Fund........    none      none      none
Aggregate dollar range of equity securities in all
 registered investment companies overseen by Trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of each Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.

             TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                            TRUSTEE
                                  --------------------------------------------------------------------------------------------
                                    ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                  --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    $1-       none    $10,001-    $1-       $1-       none      none        $1-         none
                                  $10,000             $50,000   $10,000   $10,000                         $10,000
Dollar range of equity
 securities and deferred
 compensation in the Target
 Fund...........................    $1-       none      none      none      none      none      none        none        none
                                  $10,000
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by Trustee in Fund Complex.....  $50,001-    over      over      over      over      over      over        over        over
                                  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $100,000

INTERESTED TRUSTEES

                                             TRUSTEE
                                  ------------------------------
                                   MERIN      POWERS     WHALEN
                                  --------   --------   --------
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    none       none       $1-
                                                        $10,000
Dollar range of equity
 securities and deferred
 compensation in the Target
 Fund...........................    none       none       none
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by Trustee in the Fund
 Complex........................    over       over       over
                                  $100,000   $100,000   $100,000

     As of June 13, 2005, the trustees and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of June 13, 2005, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the shares of the Acquiring Fund.

CODE OF ETHICS

     Each Fund, the Adviser, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by each Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of each Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with each Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of each Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of each Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Fund's investment objective(s). The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to each Fund, renders periodic reports to each Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of each Fund if elected to such positions. Each Fund, however, bears the costs of its day-to-day operations, including auction agent or remarketing agent fees, fees for broker-dealers participating in auctions of such Fund's preferred shares, service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for each Fund's benefit and to advise the trustees of each Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with each Fund's portfolio transactions or other arrangements which may benefit each Fund.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by each Fund's Board of Trustees of each Fund or (ii) by a vote of a majority of each Fund's outstanding voting securities and
(b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees of each Fund, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of each Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees of each Fund also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with each Fund. The Board of Trustees of each Fund considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in each Fund's advisory fee schedule. The Board of Trustees of each Fund considered comparative advisory fees of each Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of each Fund. The Board of Trustees of each Fund reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees of each Fund discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees of each Fund reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees of each Fund, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement was in the best interests of each Fund and its shareholders.


     Previously, the Acquiring Fund and the Adviser were parties to a combined investment advisory and administration agreement.


ADVISORY FEES

     The Adviser received the following approximate advisory fees from each
Fund:

                                                       FISCAL YEAR ENDED OCTOBER 31,
                                                    ------------------------------------
                                                       2004         2003         2002
                                                    ----------   ----------   ----------
Acquiring Fund....................................  $  631,900   $  648,000   $  639,000
Target Fund.......................................  $1,583,200   $1,636,700   $1,631,800


                                OTHER AGREEMENTS



ADMINISTRATIVE SERVICES AGREEMENT



     The Target Fund and Van Kampen Investments Inc. (the "Administrator") were previously parties to an administrative services agreement. The administrative services provided by the Administrator to the Target Fund included record keeping and reporting responsibilities with respect to the Target Fund's portfolio and preferred shares and providing certain services to shareholders. Prior to June 1, 2004, the Target Fund paid the Administrator a monthly administrative fee at the annual rate of 0.10% of the average net assets of the Target Fund. Effective June 1, 2004, the administrative fee was reduced from 0.10% to 0.00%. The administrative services agreement for the Target Fund was terminated effective May 26, 2005.

ADMINISTRATIVE SERVICES FEES



                                                        FISCAL YEAR ENDED OCTOBER 31,
                                                        ------------------------------
                                                          2004       2003       2002
                                                        --------   --------   --------
Van Kampen Funds Inc. received the approximate
  administrative services fees from the Target Fund as
  follows:                                              $147,200   $251,800   $251,000


ACCOUNTING SERVICES AGREEMENT

     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

ACCOUNTING SERVICES FEES

     The Adviser received the following approximate accounting services fees from each Fund:

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
Acquiring Fund...........................................  $13,000    $13,400    $14,800
Target Fund..............................................  $18,300    $19,800    $21,600

LEGAL SERVICES AGREEMENT

     Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation, accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Of the total costs for legal services provided to the funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

LEGAL SERVICES FEES

     Van Kampen Investments received the following approximate legal services fees from each Fund:

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
Acquiring Fund...........................................  $12,900    $13,200    $10,400
Target Fund..............................................  $13,400    $14,600    $11,700

              MANAGEMENT OF THE TARGET FUND AND THE ACQUIRING FUND

OTHER ACCOUNTS MANAGED BY THE ACQUIRING FUND PORTFOLIO MANAGERS


     As of October 31, 2004, Dennis Pietrzak managed 16 registered investment companies with a total of approximately $4.4 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.


OTHER ACCOUNTS MANAGED BY THE TARGET FUND PORTFOLIO MANAGERS


     As of October 31, 2004, Timothy D. Haney managed 12 registered investment companies with a total of approximately $2.9 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OF BOTH THE TARGET FUND AND THE ACQUIRING FUND


     As of October 31, 2004, Robert Wimmel managed 36 registered investment companies with a total of approximately $11.0 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.



     As of October 31, 2004, John Reynoldson managed 33 registered investment companies with a total of approximately $7.8 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.


     Because the portfolio managers manage assets for other mutual funds, pooled investment vehicles, institutional clients, pension plans and certain high net worth individuals, there may be incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted policies and procedures reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE COMPENSATION. Generally, portfolio managers receive base compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage or directly support that are included in the IMDCP fund menu.

     - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

     - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three and five-year periods measured against a fund's benchmark (as set forth in a fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market/compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of other affiliated entities, including Morgan Stanley and Morgan Stanley Investment Management, and the Global Investor Group, a division of Morgan Stanley Investment Management.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation comprises the same factors as those comprising overall compensation described above.

     The same methodology is used to determine portfolio manager compensation for all accounts.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of October 31, 2004, the end of each Fund's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in each Fund is shown below:


                                 PIETRZAK     HANEY     REYNOLDSON     WIMMEL
                                 --------     -----     ----------     ------
Acquiring Fund.................    None        N/A         None         None
Target Fund....................     N/A       None         None         None

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by each Fund's Board of Trustees.

     As most transactions made by each Fund are principal transactions at net prices, each Fund generally incurs little or no brokerage costs. The portfolio securities in which each Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. Each Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to each Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which each Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with each Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for each Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to each Fund. In making such allocations among each Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of each Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which each Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of each Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of each Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, neither Fund paid any commissions to affiliated brokers during the last three fiscal years. Each Fund paid the following commissions to brokers during the fiscal years shown:


                                           ALL BROKERS     AFFILIATED BROKERS
                                           -----------   ----------------------
ACQUIRING FUND:
COMMISSIONS PAID:
  Fiscal year ended October 31, 2004.....     $842                 0
  Fiscal year ended October 31, 2003.....      136                 0
  Fiscal year ended October 31, 2002.....      463                 0
FISCAL YEAR 2004 PERCENTAGES:
  Commissions with affiliate to
     total commissions...................                          0%
  Value of brokerage transactions with
     affiliate to total transactions.....                          0%



                                           ALL BROKERS     AFFILIATED BROKERS
                                           -----------     ------------------
TARGET FUND:

COMMISSIONS PAID:
  Fiscal year ended December 31, 2004...     $18,519               0
  Fiscal year ended December 31, 2003...       9,274               0
  Fiscal year ended December 31, 2002...         871               0
FISCAL YEAR 2004 PERCENTAGES:
  Commissions with affiliate to total
     commissions........................                           0%
  Value of brokerage transactions with
     affiliate to total transactions....                           0%


     During the fiscal year ended October 31, 2004, neither Fund paid any brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                             ADDITIONAL INFORMATION
         RELATING TO REMARKETED PREFERRED SHARES OF THE ACQUIRING FUND


     The following is a brief description of the terms of the Acquiring Fund RPS (the "RPS"). This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust, including the Certificate of Vote establishing and fixing the rights and preferences of the shares of RPS, attached hereto as Appendix B (the "Certificate of Vote" and together with the Acquiring Fund's Declaration of Trust, the "RPS Provisions"). For purposes of this section, capitalized terms not otherwise defined herein have the meanings ascribed to them in the Certificate of Vote. The term "Fund" as used only in the sections "Additional Information Relating to

Remarketed Preferred Shares of the Acquiring Fund" and "Rating Agency Guidelines" refers to the Acquiring Fund.


GENERAL


     The Declaration of Trust of the Fund currently authorizes the issuance of an unlimited number of Common Shares and 100,000,000 Preferred Shares (which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees of the Fund). Under the RPS Provisions, the Fund will be authorized to issue up to 1,360 shares of RPS.



     The Declaration of Trust of the Fund provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.


DIVIDENDS

     GENERAL. The RPS Provisions provide that holders of each series of RPS will be entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends, at the respective rates per annum set forth on the cover page hereof for the Initial Dividend Period for each such series and, in the case of any other Dividend Period for a series, at the Applicable Dividend Rate for the applicable Dividend Period, and no more (except as otherwise provided below under "Additional Dividends"), payable on the respective dates set forth below and, except as described below, set by the Remarketing Agent in accordance with the remarketing procedures described under "Remarketing" herein and in the Statement of Additional Information.


     INITIAL DIVIDEND PAYMENT DATES AND DIVIDEND PERIODS. With respect to each series, dividends for each Dividend Period after the Initial Dividend Period will be payable, when, as and if declared, on each respective Dividend Payment Date, subject to certain exceptions.


     SUBSEQUENT DIVIDEND PERIODS. With respect to each series of RPS, after the Initial Dividend Period for such series, a Dividend Period will commence on each Dividend Payment Date (which, except during a Non-Payment Period, will be a Settlement Date). Each subsequent Dividend Period for such series, with the exception of 7-day Dividend Periods, will comprise, beginning with and including the date on which it commences, seven consecutive days with respect to Series A RPS and 28 consecutive days with respect to Series B RPS or, in the event the Board of Trustees has designated such Dividend Period as a Special Dividend Period, such number of consecutive days or whole years as shall be designated by the Board of Trustees. Notwithstanding the foregoing, any adjustment of the remarketing schedule by the Remarketing Agent which includes an adjustment of a Settlement Date will lengthen or shorten Dividend Periods by causing them always to end on and include the day before the Settlement Date as so adjusted.

     SPECIAL DIVIDEND PERIODS. The Board of Trustees may at any time designate a subsequent Dividend Period with respect to any series of RPS on the Remarketing Date next preceding the commencement of such Dividend Period as a Special Dividend Period with such number of days or whole years (subject to adjustment as described above) as the Board of Trustees shall specify, subject to certain conditions.


     DIVIDEND PAYMENT DATES. Dividends on each series of RPS will accumulate from its Date of Original Issue and will be payable, when, as and if declared by the Board of Trustees, out of funds legally available therefor, on the applicable Dividend Payment Dates to the Securities Depository (or such other record holder) as of the Business Day preceding the applicable Dividend Payment Date. The Dividend Payment Dates will be (a) with respect to a Special Dividend Period of more than 28 days, the first Business Day of each calendar month after the designation of such Special Dividend Period, provided that in any calendar month in which a Remarketing Date is scheduled to occur, dividends shall be paid on the Business Day next succeeding such Remarketing Date, and (b) with respect to any other Dividend Period, the day after the last day thereof, provided that if any such day is not a Business Day, the Dividend Payment Date will be the first Business Day after such day.

     DIVIDEND PAYMENTS. So long as there is a Securities Depository with respect to the RPS, each dividend on such shares will be paid to the Securities Depository or its nominee as the record holder of all shares. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners of RPS in accordance with the Securities Depository's normal procedures. Each Agent Member will be responsible for holding or disbursing such payments to the holders of the RPS for which it is acting in accordance with the instructions of such holders.

     The amount of dividends per share payable on shares of any series of the RPS on any date on which dividends shall be payable on such RPS shall be computed by multiplying the respective Applicable Dividend Rate for such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period or Dividend Periods are less than 1 year and 360 for all other Dividend Period or Dividend Periods, and applying the rate obtained against $25,000. Any dividend payment made on the RPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such RPS.


     RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not declare dividends (other than dividends payable in Common Shares) or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding RPS would be less than 200% (or such other percentage as may in the future be required by law). The Fund's RPS Provisions set forth certain additional restrictions on the payment of dividends or other distributions in respect of the Common Shares that apply for so long as any RPS are outstanding.

     Upon any failure to pay dividends on the RPS for two years or more, the holders of RPS will acquire certain additional voting rights. Such rights shall be the exclusive remedy of the holders of the RPS upon any failure to pay dividends on shares of the Fund.



     ADDITIONAL DIVIDENDS. If the Fund allocates any net capital gains or other income taxable for federal income tax purposes to RPS without having given advance notice thereof to the Paying Agent and the Remarketing Agent (such allocation is referred to herein as a "Retroactive Taxable Allocation"), the Fund will make certain payments to holders of the RPS to which such Retroactive Taxable Allocation was made to offset the tax effect thereof. The Fund will, within 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Paying Agent, the Remarketing Agent and to each holder of shares during such taxable year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund will, within 30 days after such notice is given to the Paying Agent and the Remarketing Agent, pay to the Paying Agent (who will then distribute to such holder of RPS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividends (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the taxable year in question.


     An "Additional Dividend" means payment to a holder of RPS of an amount which, after taking into account the Retroactive Taxable Allocations made to such holder with respect to the taxable year in question, would cause such holder's dividends in dollars (after federal income tax consequences, as defined below) to be equal to the dollar amount of the dividends which would have been received by such holder if the Retroactive Taxable Allocations had not been made. Such Additional Dividend shall be calculated (a) without consideration being given to the time value of money, (b) assuming no holder of RPS is subject to the federal alternative minimum tax with respect to dividends received from the Fund, (c) assuming the portion of the dividend to which each Retroactive Taxable Allocation applies would be taxable in the hands of each holder of RPS at (i) in the case of an allocation of capital gains, the greater of the maximum marginal regular federal income tax rate on net capital gains applicable to individuals or corporations in effect during the taxable year in question, whichever is greater, or (ii) in the case of an allocation of ordinary income, the greater of the maximum marginal regular federal income tax rate on ordinary income applicable to individuals or corporations in effect during the taxable year in question, whichever is greater, and (d) assuming the Additional Dividend will not be subject to federal income tax.

ASSET MAINTENANCE

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the RPS Provisions. These requirements are summarized below.

     1940 ACT ASSET COVERAGE. The Fund will be required under the RPS Provisions to maintain, with respect to the RPS, as of the last Business Day of each month in which any RPS are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including the RPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act Asset Coverage"). If the Fund fails to maintain 1940 Act Asset Coverage and such failure is not cured as of the last Business Day of the following calendar month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the RPS.


     RPS BASIC MAINTENANCE AMOUNT. So long as RPS are outstanding, the Fund will be required under the RPS Provisions to maintain as of each Valuation Date assets having in the aggregate a Discounted Value at least equal to the RPS Basic Maintenance Amount established by the rating agency or agencies then rating the RPS. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured on or before the third Business Day after such Valuation Date (the "RPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the RPS.


MINIMUM LIQUIDITY LEVEL

     Pursuant to S&P guidelines, so long as S&P is rating the RPS and such shares remain Outstanding, the Fund will be required under the RPS Provisions to have, as of each Valuation Date, Deposit Securities with maturity or tender dates not later than the days preceding the first respective Dividend Payment Dates (collectively, "Dividend Coverage Assets") for each RPS Outstanding of each series that follow such Valuation Date and having a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level"). So long as S&P is rating the RPS, if, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level. The "Dividend Coverage Amount," as of any Valuation Date, means (a) the aggregate amount of dividends that will accumulate on each RPS Outstanding to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities of the Fund that are required to be paid on or prior to the next Dividend Payment Date and less (b) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on RPS and Receivables for Municipal Securities Sold which become due prior to the Dividend Payment Date, interest with respect to municipal securities which is payable to the Fund prior to or on such Dividend Payment Date. "Deposit Securities" generally means cash and municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of the requirements regarding Optional Redemption and for certain other purposes as set forth in the RPS Provisions, such municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's. The definitions of "Deposit Securities," "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Fund without shareholder approval, but only in the event the Fund receives confirmation from S&P that any such change would not impair the ratings then assigned by S&P to the RPS.

REDEMPTION

     OPTIONAL REDEMPTION. After the Initial Dividend Period, the Fund at its option may redeem RPS of any series, in whole or in part, on any scheduled Dividend Payment Date applicable to the shares of such series called for redemption, out of funds legally available therefor, at a redemption price of $25,000 per share plus (in the case of a Special Dividend Period of 365 days or more only) a premium, if any, resulting from the designation of a Premium Call Period, plus an amount equal to dividends thereon accumulated but unpaid to the date fixed for redemption (whether or not earned or declared), provided that no RPS of a series will be subject to optional redemption during any Non-Call Period to which such series of RPS is subject.


     MANDATORY REDEMPTION. The Fund will be required to redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends to the date fixed by the Board of Trustees for redemption (whether or not earned or declared), certain of the RPS Outstanding to the extent permitted under the 1940 Act and Massachusetts law, if the Fund fails to maintain as of each Valuation Date assets having in the aggregate a Discounted Value at least equal to the RPS Basic Maintenance Amount or as of the last Business Day of any calendar month fails to maintain the 1940 Act Asset Coverage and such failure is not cured on or before the RPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of shares of RPS to be redeemed will be equal to the lesser of (a) the minimum number of shares of RPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would result in the satisfaction of the RPS Basic Maintenance Amount or the 1940 Act Asset Coverage, as the case may be, on such Cure Date (provided that if there is no such minimum number of shares the redemption of which would have such result, all RPS then outstanding will be redeemed), and (b) the maximum number of shares of RPS that can be redeemed out of funds expected to be legally available therefor.

LIQUIDATION

     Upon a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of RPS then outstanding will be entitled, before any assets of the Fund will be distributed among or paid over to the holders of the Common Shares or any other class of stock of the Fund junior to the RPS as to liquidation payments, to be paid an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the RPS is $25,000 per share plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any applicable Additional Dividends in connection with the liquidation of the Fund. After any such payment, the holders of RPS will not be entitled to any further participation in any distribution of assets of the Fund.

VOTING RIGHTS


     Except as otherwise indicated in the Joint Proxy Statement/Prospectus or in this Reorganization Statement of Additional Information and except as otherwise required by applicable law, holders of RPS will have equal voting rights with holders of Common Shares and any other Preferred Shares (one vote per share) and will vote together with holders of Common Shares and any other Preferred Shares as a single class.


     The 1940 Act and the RPS Provisions require that the holders of Preferred Shares, including the RPS, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time that two full years' dividends on the RPS are unpaid. The holders of RPS will vote as a separate class or classes on certain other matters as required under the RPS Provisions, the 1940 Act and Massachusetts law. In addition, each series of RPS may vote as a separate series under certain circumstances.

REMARKETING

GENERAL

     The Fund's RPS Provisions provide with respect to each series of the RPS that the Applicable Dividend Rate for each Dividend Period of such series (except the Initial Dividend Period) (a) unless such Dividend Period commences during a Non-Payment Period, will be equal to the lower of the rate per annum that the Remarketing Agent advises results on the Remarketing Date preceding the first day of such Dividend Period from implementation of the remarketing procedures set forth in the RPS Provisions and the applicable Maximum Dividend Rate, or (b) if such Dividend Period commences during a Non-Payment Period, will be equal to the Non-Payment Period Rate. During a Non-Payment Period, each Dividend Period commencing after the first day thereof will be a 7-day Dividend Period with respect to such series, the RPS of such series will not be subject to Tender and Dividend Reset, and the holders of RPS of such series will not be able to tender their shares in a Remarketing.

     The Remarketing Agent for each series of RPS will be Merrill Lynch, Pierce, Fenner & Smith Incorporated. For its services in determining the Applicable Dividend Rate for each series of RPS and remarketing such shares, the Remarketing Agent will receive from the Fund a fee of approximately .25% per annum of the average amount of RPS outstanding, provided that should the Dividend Period with respect to a series of RPS be a Special Dividend Period of 365 days or more, then during such Dividend Period the fee for each Outstanding share of such series will be determined by mutual consent of the Fund and the Remarketing Agent, based upon the selling concessions that would be applicable to an underwriting of a fixed or variable rate preferred stock issue with a similar dividend period at the commencement of such Dividend Period. The Remarketing Agent will pay to selected broker-dealers a portion of the fee described above, reflecting shares sold through such broker-dealers to purchasers in Remarketings. Under certain circumstances, shares of RPS tendered in a Remarketing may be tendered or purchased by the Remarketing Agent for its own account.

REMARKETING SCHEDULE

     Each Remarketing for a series of RPS will take place over a two-day period consisting of the Remarketing Date (normally each Monday with respect to Series A RPS and each fourth Monday with respect to Series B RPS) and the Settlement Date (normally each Tuesday with respect to Series A RPS and each fourth Tuesday with respect to Series B RPS). Such dates or the method of establishing such dates shall be determined by the Board of Trustees from time to time.

     The Series A RPS will generally have Dividend Periods of seven days and the Series B RPS will generally have Dividend Periods of 28 days (each with the exception of the Initial Dividend Period), 7-day Dividend Periods (which may result from the non-payment of dividends or a failure to remarket) and Special Dividend Periods. If the 28th day of a Dividend Period for a series of RPS is a day which is not immediately preceding a Business Day, then such Dividend Period, in the Remarketing Agent's discretion, may be adjusted to end on a day which immediately precedes a Business Day and may range in length from 25 to 31 days, and the subsequent Dividend Period for such series shall be increased or decreased by the number of days by which such Dividend Period was respectively decreased or increased. Further, if a Dividend Period which is not a 7-day Dividend Period is immediately preceded by a 7-day Dividend Period, then such Dividend Period shall be decreased or increased by the smallest number of days, if any, necessary for such Dividend Period to end on the day such Dividend Period would have ended if it had not been immediately preceded by a seven-day Dividend Period.

RESTRICTIONS ON TRANSFER

     GENERAL. By the terms of each series of RPS, unless, during a Non-Payment Period with respect to such series, the Fund has waived this requirement, a purchaser may sell, transfer or otherwise dispose of any RPS of such series held by it only pursuant to orders placed in a Remarketing therefor or if such purchaser or its Agent Member advises the Remarketing Agent of such transfer.

     SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will initially act as Securities Depository for the Agent Members with respect to RPS of each series. Except as discussed below, as long as DTC is the Securities Depository, one certificate for the outstanding RPS of each series will be registered in the name of Cede & Co. ("Cede"), as nominee of the Securities Depository, and Cede will be the holder of record of all RPS of each series. Each certificate will bear a legend to the effect that such certificate is issued subject to the provisions contained in the RPS Provisions. Unless the Fund shall have waived this requirement during a Non-Payment Period with respect to a series, the Fund will issue stop transfer instructions to the Paying Agent for RPS of such series. If the Fund shall have waived the foregoing requirement during a Non-Payment Period with respect to a series, a holder of RPS of such series may obtain a certificate or certificates for such shares.

     SECONDARY MARKET. The Remarketing Agent has advised the Fund that it may maintain a secondary market in each series of the RPS outside of Remarketings. The Remarketing Agent would earn customary brokerage commissions for trades in the secondary market, which would be in addition to the annual remarketing fee paid by the Fund. However, the Remarketing Agent has no obligation to make a secondary market for either series of the RPS outside of Remarketings, and there can be no assurance that a secondary market for either series of the RPS will develop or, if it does develop, that it will provide holders with liquidity of investment. The Remarketing Agent reserves the right to terminate its market making activities in either series of the RPS at any time without notice. The RPS will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotation System. If the Remarketing Agent purchases RPS in the secondary market or in a Remarketing, it may be in the position of owning RPS subject to a Remarketing at the time it determines the Applicable Dividend Rate for such shares in such Remarketing and may tender such shares in such Remarketing. As a result, the Remarketing Agent may have a potential conflict of interest in establishing the Applicable Dividend Rate for such shares.

TENDER BY HOLDERS

     Each series of RPS is subject to Tender and Dividend Reset only at the end of each Dividend Period applicable to such share.

     With respect to each series of RPS, except during a Non-Payment Period for such series, at the end of the Initial Dividend Period, and at the end of each subsequent Dividend Period, each holder of RPS of such series may elect on a share-for-share basis to tender some or all of its shares to the Remarketing Agent for remarketing at a price of $25,000 per share, or to hold some or all of its shares for the next applicable Dividend Period (which will be either a 7-day Dividend Period with respect to Series A RPS or a 28-day Dividend Period with respect to Series B RPS or, if designated by the Board of Trustees, a Special Dividend Period). However, in the event that (a) the Board of Trustees has designated such Dividend Period as a Special Dividend Period and (b) there is no Remarketing Agent, the Remarketing Agent is not required to conduct a Remarketing or the Remarketing Agent is unable to remarket in the Remarketing following such Remarketing Date all RPS of such series tendered (or deemed tendered) at a price of $25,000 per share, then, except during a Non-Payment Period, the next succeeding Dividend Period for all RPS of such series will be a 7-day Dividend Period.

     RPS of each series may be tendered only in a Remarketing with respect to such series which commences on the Remarketing Date immediately prior to the end of the current Dividend Period with respect thereto. By 9:00 am., New York City time, on such Remarketing Date, the Remarketing Agent will, after canvassing the market and considering prevailing market conditions at the time for such shares and similar securities, provide to holders of such shares non-binding indications of the Applicable Dividend Rate for such shares for the next succeeding 7-day Dividend Period with respect to Series A RPS or 28-day Dividend Period with respect to Series B RPS; provided, however, that if the Board of Trustees has designated a Special Dividend Period with respect to such series, the Remarketing Agent will provide to holders of RPS of such series a non-binding indication only of the Applicable Dividend Rate for such Special Dividend Period. THE ACTUAL APPLICABLE DIVIDEND RATE FOR SUCH DIVIDEND PERIOD MAY BE GREATER THAN OR LESS THAN THE RATE INDICATED IN SUCH NON-BINDING INDICATIONS (BUT NOT GREATER THAN THE APPLICABLE MAXIMUM DIVIDEND RATE) AND WILL NOT BE DETERMINED UNTIL AFTER A HOLDER IS REQUIRED TO ELECT TO HOLD OR SELL ITS RPS.

     By 12:00 noon, New York City time, on any Remarketing Date with respect to a series of RPS, each holder of RPS of such series must notify the Remarketing Agent of its desire (on a share-by-share basis) either to tender such share at a price of $25,000 per share or to continue to hold such share for the next Dividend Period for such series (i.e., a 7-day Dividend Period with respect to Series A RPS, a 28-day Dividend Period with respect to Series B RPS or a Special Dividend Period). Any such notice is irrevocable and may not be waived, except that the Remarketing Agent may, in its sole discretion, (a) at the request of a tendering holder that has tendered one or more shares of RPS of such series to the Remarketing Agent, waive such holder's tender, and thereby enable such holder to continue to hold such share or shares for a 7-day Dividend Period with respect to Series A RPS or a 28-day Dividend Period with respect to Series B RPS or a designated Special Dividend Period, if applicable, as agreed to by the holder and the Remarketing Agent at such time, so long as such tendering holder has indicated to the Remarketing Agent that it would accept the new Applicable Dividend Rate for such series for such Dividend Period, such waiver to be contingent upon the Remarketing Agent's being able to remarket all shares of such series tendered to it in such Remarketing, and (b) at the request of a holder that has elected to hold one or more of its RPS of such series, waive such holder's election with respect thereto. Notwithstanding the foregoing, any holder or prospective purchaser of RPS of such series may informally indicate to the Remarketing Agent its Applicable Dividend Rate preferences for such series. The Applicable Dividend Rate with respect to a Dividend Period may, however, be greater or less than such informal rate preferences.

     When RPS are tendered in a Remarketing therefor, the Remarketing Agent will use its best efforts to remarket such tendered shares on behalf of the holders thereof, but there can be no assurance that the Remarketing Agent will be able to remarket all RPS tendered. If the Remarketing Agent is unable to find a purchaser or purchasers for all RPS tendered in a Remarketing therefor, the shares to be sold in such Remarketing will be selected either pro rata or by lot from among all the tendered shares. If any RPS so tendered is not remarketed, a holder thereof may be required to continue to hold some or all of its shares at least until the end of the next Dividend Period therefor or sell such shares outside a Remarketing. Thus, under certain circumstances, shares of RPS may be illiquid investments. If one or more RPS of any series which have been tendered in a Remarketing with respect to such series are not remarketed, all RPS of such series will have successive 7-day Dividend Periods and all RPS of such series will be entitled to dividends at the Maximum Dividend Rate until the first day of the next successive Dividend Period for such series on the first day of which all RPS of such series tendered for remarketing have been remarketed.

     Neither the Remarketing Agent nor the Fund is obligated to purchase shares of RPS in a Remarketing or otherwise, nor is the Fund required to redeem shares of RPS in the event of failed Remarketings.

     Subject to the condition set forth in the next sentence, holders of RPS that fail on a Remarketing Date for such shares to elect to tender or hold such shares will be deemed to have elected to continue to hold such shares for the next applicable Dividend Period. If, on a Remarketing Date for RPS of any series, the current Dividend Period with respect to such shares is a Special Dividend Period of more than 90 days, or the succeeding Dividend Period with respect to such shares has been designated by the Board of Trustees as a Special Dividend Period of more than 90 days, then holders of such shares that fail to tender or hold such shares will be deemed to have elected to tender such shares. The Remarketing Agent may purchase tendered shares for its own account.

APPLICABLE DIVIDEND RATES

     By 3:00 p.m., New York City time, on each Remarketing Date with respect to a series of RPS, the Remarketing Agent will determine the Applicable Dividend Rate for such series to the nearest one thousandth (.001) of 1% per annum for the next Dividend Period (i.e., a 7-day Dividend Period with respect to Series A RPS, a 28-day Dividend Period with respect to Series B RPS or, if designated, a Special Dividend Period). The Applicable Dividend Rate for each such Dividend Period, except as otherwise described herein, will be the dividend rate per annum that the Remarketing Agent determines to be the lowest rate that will enable it to remarket on behalf of the holders thereof the RPS of such series in such Remarketing and tendered to it on such Remarketing Date at a price of $25,000 per share. The Applicable Dividend Rate for RPS of each series will be determined as aforesaid by the Remarketing Agent in its sole discretion and will be conclusive and binding on the Fund and all holders of RPS of such series.

     Except during a Non-Payment Period for a series of RPS, the Applicable Dividend Rate for any Dividend Period for such series will not be more than the Maximum Dividend Rate applicable to such series. The Maximum Dividend Rate for a series of RPS will depend upon the credit rating or ratings assigned to such shares and upon the duration of the Dividend Period for such series.

     The Maximum Dividend Rate for any Dividend Period for a series of RPS at any date on which the Applicable Dividend Rate for such series is determined will be the Applicable Percentage of the Reference Rate.

     "Reference Rate" means (a) with respect to any Dividend Period of less than one year, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, or (b) with respect to any Special Dividend Period of one year or longer, the Treasury Rate.

     The Applicable Percentage used in determining the Maximum Dividend Rate for any Dividend Period will vary with the lower of the credit rating or ratings assigned at such time to the RPS by S&P and Moody's (or, if S&P or Moody's, or both, shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event only one such rating shall be available, such rating) as follows:

                                                             APPLICABLE
PREVAILING RATING                                            PERCENTAGE
-----------------                                            ----------
"aa3"/AA- or higher.......................................      110%
"a3"/A-...................................................      125%
"baa3"/BBB-...............................................      150%
"ba3"/BB-.................................................      200%
Below "ba3"/BB-...........................................      250%

provided, however, that in the event the Fund has notified the Paying Agent and the Remarketing Agent of its intent to allocate income taxable for federal income tax purposes to the RPS prior to the Remarketing establishing the Applicable Dividend Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus (a) in the case of capital gains dividends, the greater of the maximum marginal regular federal income tax rate on capital gains applicable to individuals or corporations, whichever is greater, or (b) in the case of ordinary income dividends, the maximum marginal regular federal income tax rate on ordinary income applicable to individuals or corporations, whichever is greater. If the ratings for the RPS are split between two of the foregoing categories, the lower rating will determine the prevailing rating.

     There is no minimum Applicable Dividend Rate in respect of any Dividend Period for a series of RPS.

ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME

     If the Fund intends to allocate any net capital gains or other income taxable for federal income tax purposes to any dividend on a series of RPS, the Fund may notify the Remarketing Agent and the Paying Agent of the amount to be so allocated seven days prior to the Remarketing on which the Applicable Dividend Rate for such dividend is to be established. Whenever the Remarketing Agent receives such notice from the Fund, it will in turn notify the holders of RPS of such series and prospective purchasers believed by it to be interested in purchasing RPS of such series in such Remarketing. If the Fund does not give advance notice of such an allocation, the Fund will make certain payments to the affected holders of RPS to offset the tax effect of such allocation.

NOTIFICATION OF RESULTS

     Subject to a failure to remarket, by 3:30 p.m., New York City time, on each Remarketing Date with respect to a series of RPS, the Remarketing Agent will advise by telephone each holder of tendered shares and each purchaser thereof (or the Agent Member thereof, who in turn will advise such holder or purchaser)
(a) of the number of shares such holder or purchaser is to sell or purchase and
(b) to give instructions to its Agent Member to deliver such shares against payment therefor or to pay the purchase price against delivery, as appropriate. The Remarketing Agent will also advise each holder or purchaser that is to continue to hold, or to purchase, RPS of such series of the Applicable Dividend Rate for such shares.

                            RATING AGENCY GUIDELINES

     The Fund intends that, so long as shares of any series of RPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt on the Date of Original Issue of the shares of each series of RPS of ratings of "aaa" from Moody's and AAA from S&P. Moodys and S&P, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The Fund will pay certain fees to Moody's and S&P for rating shares of the RPS. The guidelines described herein and in the Statement of Additional Information have been developed by Moody's and S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of each series of RPS, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of any series of RPS only so long as such rating agency is rating such shares.

     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the RPS Basic Maintenance Amount and, in addition, so long as S&P is rating the RPS, the Fund intends to maintain a Minimum Liquidity Level. The RPS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of each series of RPS then Outstanding and (ii) certain accrued and projected payment obligations of the Fund. Moody's and S&P have each established separate guidelines for determining Discounted

Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets.

     In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the RPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the RPS Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the RPS Basic Maintenance Amount.

     Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain the RPS Basic Maintenance Amount on or prior to the RPS Basic Maintenance Cure Date (as defined in the Statement of Additional Information), thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of each series of RPS will be subject to redemption if either Moody's or S&P is rating such shares.

     The Fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of any series of RPS may, at any time, change or withdraw any such rating. As set forth in the RPS Provisions, the Board of Trustees may, without Shareholder approval, modify certain definitions or policies which have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody's and S&P, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to any series of RPS. A rating agency's guidelines will apply to shares of any series of RPS only so long as such rating agency is rating such shares.

     As recently described by Moody's and S&P, a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The ratings on any series of the RPS are not recommendations to purchase, hold or sell shares of any series of RPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of shares of any series of RPS will be able to sell such shares in a

Remarketing. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Shares have not been rated by a nationally recognized statistical rating organization.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by each Fund and all cash, including proceeds from the sale of shares of each Fund and of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to each Fund.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

     Each Fund's Proxy Voting Policy and Procedures are included as Appendix E to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for each Fund performs an annual audit of each Fund's financial statements. Each Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at 180 North Stetson Avenue, Chicago, Illinois 60601, to be each Fund's independent registered public accounting firm.


                              FINANCIAL STATEMENTS


     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2004 and the unaudited financial statements of the Acquiring Fund for the period ended April 30, 2005, each as included in Appendix C hereto and
(ii) the audited financial statements of the Target Fund for fiscal year ended October 31, 2004 and the unaudited financial statements of the Target Fund for the period ended April 30, 2005, each as included in Appendix D hereto.

                         PRO FORMA FINANCIAL STATEMENTS



     Set forth in Appendix F hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at October 31, 2004, (ii) Pro Forma Condensed Statement of Operations for the one year period ended October 31, 2004 and (iii) Pro Forma Portfolio of Investments at October 31, 2004.

                                   APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen XXXXXX, a registered closed-end investment company, File No. 811-XXXX (the "Target Fund") and Van Kampen XXXXXX (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-XXXX, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.

         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a [non-]diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.

         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(d) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

         (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

         (l)      The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Acquiring Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Auction Preferred Shares ("Acquiring Fund APS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS of the Acquiring Fund is fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.


         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

2.       Representations and Warranties of the Target Fund.

         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under
                  Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
                  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Target Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Target Fund Preferred Shares (the "Target Fund Preferred Shares"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund Preferred Shares is fully paid and, except as provided in Section 5.1 of the Target Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

         (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

3.       The Reorganization.

         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Target Fund Common Shares and Target Fund Preferred Shares provided in
                  Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

         (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund Preferred Shares prior to the Closing Date may be shorter than the dividend period for such Target Fund Preferred Shares determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund Preferred Shares.

         (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

         (e) The Valuation Time shall be 4:00 p.m., Eastern time, on XXXX, 2005, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

         (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

         (h) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.

Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund Preferred Shares, determined as set forth below.

The net asset value of each of the Funds and the liquidation preference and value of each of the Target Fund Preferred Shares and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or Acquiring Fund APS, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

 The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund Preferred Shares by redelivering the certificates or share deposit receipts evidencing ownership of
(i) the Acquiring Fund Common Shares to EquiServe Trust Company, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and (ii) the Acquiring Fund APS to Deutsche Bank Trust Company Americas, as the transfer agent and registrar for the Acquiring Fund APS, for distribution to the holders of Target Fund Preferred Shares on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the Target Fund Preferred Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares, as the case may be, or post adequate bond therefor.

         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, EquiServe Trust Company, N.A., will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.      Payment of Expenses.


         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected annual expense savings, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.


         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the investment adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

6.      Covenants of the Funds.

         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

                           The intention of the parties is that the transaction
                  contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden.

                           In connection with this covenant, the Funds agree to
                  cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

                           After the Closing Date, the Target Fund shall
                  prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.


         (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7.      Closing Date.

         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.    Conditions of the Target Fund.

         The obligations of the Target Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares and Target Fund Preferred Shares, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.

         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) The Target Fund shall have received the opinion(s) of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

                  (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

                  (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

                  (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable; and

                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

         (f) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.

         (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

         (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.       Acquiring Fund Conditions.

         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained, each certified by its Secretary.

         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President

                  (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) That the Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

                  (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;

                  (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and

                  (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;


         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

         (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund Preferred Shares may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.

10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the

                  Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in
                  Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

         (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2005, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified

                  Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

         (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.

         (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                   APPENDIX B

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
                CHANGING THE TIMING OF CERTAIN REPORTS TO RATING
                                    AGENCIES

                  Van Kampen Select Sector Municipal Trust, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

         FIRST: On September 25, 2003, the Board of Trustees of the Fund, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 6 of Part I of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized an amendment to the Certificate of Vote to change the timing of filing certain reports with rating agencies from quarterly to annually and to make conforming changes to the Certificate of Vote.

         SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 6 of Part I of the Certificate of Vote of the Fund, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

                  A. The listed definition for the defined term "RP Basic Maintenance Report" in Section 1 of Part I of the Certificate of Vote is hereby amended to replace such definition with the following:

                           "RP Basic Maintenance Report" shall mean a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the RP Basic Maintenance Amount, the net asset value and market trading price per Common Share, and the total return percentage for the relevant valuation period.

                  B.       The defined term "Quarterly Valuation Date" in
                           Section 1 of Part I of the Certificate of Vote and the listed definition for "Quarterly Valuation Date" are hereby amended to replace such defined term and definition with the following:

                           "Annual Valuation Date" shall mean the last Business Day of each fiscal year of the Fund.

                  C. Section 6 (d) (ii) of Part I of the Certificate of Vote is hereby amended to replace the term "Quarterly Valuation Date" with the term "Annual Valuation Date."

                  D. Section 7 (b) (ii) of Part I of the Certificate of Vote is hereby amended to replace the sentences: "The Fund will also deliver an RP Basic Maintenance Report to Moody's and S&P on any Valuation Date that (A) the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, as the case may be, is greater than the RP Basic Maintenance Amount by 5% or less or (B) on the date which the Fund redeems Common Shares. The Fund will also deliver an RP Basic Maintenance Report to S&P upon its request." with the following sentences:

                           The Fund shall also deliver to S&P (if S&P is then rating the RP), Moody's (if Moody's is then rating the RP) and the Paying Agent and Remarketing Agent (if either S&P or Moody's is then rating the RP) an RP Basic Maintenance Report as of the last Valuation Date of each month on or before the third Business Day after such day. The Fund shall also deliver to S&P (if S&P is then rating the RP) and Moody's (if Moody's is then rating the RP) an RP Basic Maintenance Report whenever (i) the Fund shall have redeemed RP or Common Shares, (ii) the Fund shall fail to have S&P Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 105% of the RP Basic Maintenance Amount, or
                           (iii) whenever requested by Moody's or S&P, in each case on or before the third Business Day after such day.

                  E. Section 7 (b) (iii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                           Within ten Business Days after an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the RP), Moody's (if Moody's is then rating the RP) and the Paying Agent and Remarketing Agent (if either S&P or Moody's is then rating the RP)

                           (A) the mathematical accuracy of the calculations reflected in the RP Basic Maintenance Report prepared by the Fund date and
                           (B) that, in such Report, the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Annual Valuation Date, S&P Eligible Assets (if S&P is then rating the RP) of an aggregate Discounted Value at least equal to the RP Basic

                           Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the RP) of an aggregate Discounted Value at least equal to the RP Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                  F. The final clause of Section 9 (a) (i) of Part I of the Certificate of Vote, which read "there shall be a quarterly audit made of the Fund's futures and options transactions, if any, by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or" is hereby amended to replace such clause with the following:

                           there shall be an annual audit made of the Fund's futures and options transactions, if any, by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

                                    IN WITNESS WHEREOF, the undersigned has
caused this Certificate of Vote to be executed as of March 8, 2004.


                                             -----------------------------
                                             A. Thomas Smith III
                                             Vice President and Secretary

State of New York       )
                        )    ss
County of New York      )


                                    Then personally appeared before me A. Thomas
Smith III, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Select Sector Municipal Trust.


                                             Before me,


                                             -----------------------------
                                             Notary Public


My commission expires:
                       -----------------------

                                                          Federal Identification
                                                                  No. 36-7051237

                        THE COMMONWEALTH OF MASSACHUSETTS

                 Office of the Massachusetts Secretary of State
                       Michael Joseph Connolly, Secretary
                    One Ashburton Place, Boston, Mass. 02108

                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING
                         TWO SERIES OF PREFERRED SHARES


                  I, Ronald A. Nyberg, Vice President and Secretary of Van

Kampen Merritt Select Sector Municipal Trust (the "Fund") located at One

Parkview Plaza, Oakbrook Terrace, Illinois 60181, do of the trustees of the Fund held on November 19, 1993, the following vote establishing and designating two series of preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:

                  First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as hereafter amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of two series of its authorized preferred shares of beneficial interest, $.01 par value, liquidation preference of $25,000 per share, designated, respectively, as "Series A Remarketed Preferred Shares" or "Series A RP(R)" and "Series B Remarketed Preferred Shares" or "Series B RP(R)" (collectively, the Series A Remarketed Preferred Shares and Series B Remarketed Preferred Shares are referred to herein as "Remarketed Preferred Shares" or "RP(R)").

                  Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of such class of preferred shares of beneficial interest are as follows:

                                   DESIGNATION

                  SERIES A REMARKETED PREFERRED SHARES: A series of 680 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Series A Remarketed Preferred Shares." Each share of Series A Remarketed Preferred Shares shall be issued on December 21, 1993; have a dividend rate for its Initial Dividend Period equal to 2.55% per annum; have an Initial Dividend Period ending Monday, January 10, 1994; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The Series A Remarketed Preferred Shares shall constitute a separate class of preferred shares of beneficial interest of the Fund, and each share of Series A Remarketed Preferred Shares shall be identical except as provided in Section 4 of this Part I of this Certificate of Vote.


SERIES B REMARKETED PREFERRED SHARES: A series of 680 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Series B Remarketed Preferred Shares." Each share of Series B Remarketed Preferred Shares shall be issued on December 21, 1993; have a dividend rate for its Initial Dividend Period equal to 2.55% per annum; have an Initial Dividend Period ending Monday, January 17, 1994; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The Series B Remarketed Preferred Shares shall constitute a separate class of preferred shares of beneficial interest of the Fund, and each share of Series B Remarketed Preferred Shares shall be identical except as provided in Section 4 of this Part I of this Certificate of Vote.

---------------------
*   Registered trademark of Merrill Lynch & Co. Inc.

                  No holder of any series of RP shall, solely by reason of being such holder, have any right to acquire, purchase or subscribe for any RP, common shares of beneficial interest, $.01 par value, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

                                     PART I.

                  1. DEFINITIONS. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  "'AA' Composite Commercial Paper Rate," on any date for any Dividend Period, means (i) the interest equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated AA by S&P and Aa by Moody's, or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Remarketing Agent for the close of business on the Business Day immediately preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Dealers or, if none of the Commercial Paper Dealers quotes such a rate, by any Substitute Commercial Paper Dealer or Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. If the number of Dividend Period days shall be (i) fewer than 49 days, such rate shall be the interest equivalent of the 30-day rate on such commercial paper; (ii) 49 or more days but fewer than 70 days, such rate shall be the interest equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the interest equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 91 days, such rate shall be the interest equivalent of the 90-day rate on such commercial paper and (v) 91 days but less than one year, such rate shall be the interest equivalent of the 180-day rate on such commercial paper. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

                  "Accountant's Confirmation" shall have the meaning set forth in paragraph (b)(iii)(B) of Section 7 of this Part I.

                  "Additional Dividend" means payment to a Holder of RP of an amount which, after taking into account the Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences, as defined below) to be equal to the dollar amount of the dividends which would have been received by such Holder if the Retroactive Taxable Allocations had not been made. Such Additional Dividend shall be calculated (a) without consideration being given to the time value of money, (b) assuming that no Holder of RP is subject to the federal alternative minimum tax with respect to dividends received from the Fund, (c) assuming the portion of the dividend to which each Retroactive Taxable Allocation applies would be taxable in the hands of each Holder of RP at (i) in the case of an allocation of capital gains, the maximum marginal regular federal income tax rate on net capital gains applicable to individuals or corporations in effect during the taxable year in question, whichever is greater, or (ii) in the case of an allocation of ordinary income, the maximum marginal regular federal income tax rate on ordinary income applicable to individuals or corporations in effect during the taxable year in question, whichever is greater, and (d) assuming the Additional Dividend will not be subject to federal income tax.

                  "Adviser" means Van Kampen Merritt Investment Advisory Corp.

                  "Agent Member" means a designated member of the Securities Depository that will maintain records for a beneficial owner of one or more shares of RP.

                  "Anticipation Notes" means the following municipal securities: tax anticipation notes, revenue anticipation notes, and tax and revenue anticipation notes.

                  "Applicable Dividend Rate" for any series of RP means, with respect to the Initial Dividend Period for such series, the initial dividend rate per annum described in the "Designation" of this Certificate of Vote and, with respect to any subsequent Dividend Period for such series, the dividend rate per annum that (i) except for a Dividend Period commencing during a Non-Payment Period will be equal to the lower of the rate per annum that the Remarketing Agent advises results on the Remarketing Date preceding the first day of such Dividend Period from implementation of the remarketing procedures described herein in Part II and the Maximum Dividend Rate or (ii) for each Dividend Period commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate.

                  "Applicable Percentage" for any series of RP on any Remarketing Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such series by Moody's and S&P (or, if Moody's or S&P, or both, shall not make such rating available, the equivalent of wither or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event only one such rating shall be available, such rating) in effect at the close of business on the Business Day next preceding such Remarketing Date:

                                                               Applicable
                                                             Percentage of
                   Prevailing Rating                         Reference Rate
                   -----------------                         --------------
          Moody's                        S&P
          -------                        ---
       aa3 or higher                AA- or higher                 110%
          a3 to a1                    A- to A+                    125%
        baa3 to baa1                BBB- to BBB+                  150%
         ba3 to ba1                  BB- to BB+                   200%
         Below ba3                    Below BB-                   250%

provided, however, that in the event the Fund has notified the Paying Agent and the Remarketing Agent of its intent to allocate income taxable for federal income tax purposes to the RP prior to the Remarketing Agent establishing the Applicable Dividend Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the RP for such Dividend Period that represents the allocation of taxable income to the RP. If the ratings for the RP are split between two of the foregoing credit rating categories, the lower rating will determine the prevailing rating.

                  "Beneficial Owner" means a person who is listed as the beneficial owner of one or more shares of RP on the records of the Paying Agent or, with respect to any share of RP not registered in the name of the Securities Depository on the share transfer books of the Fund, the person in whose name such share is so registered.

                  "Board of Trustees" or "Trustees" means the Board of Trustees of the Fund.

                  "Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading, and is not a day on which banks in The City of New York are authorized or obligated by law to close.

                  "Closing Transaction" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealers as the Fund may from time to time appoint, or in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Shares" means the common shares of beneficial interest, par value $.01 per share, of the Fund.

                  "Cure Date" means the RP Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

                  "Date of Original Issue" means, with respect to any series of RP, the date on which the Fund initially issues such series.

                  "Declaration of Trust" means the Declaration of Trust, as amended, of the Fund, including this Certificate of Vote establishing and fixing the rights and preferences of the two series of RP.

                  "Deposit Securities" shall mean cash and municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of Section 4 of this Part I, such municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

                  "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

                  "Discounted Value" of any asset of the Fund means the market value thereof, reduced by the discounts required under guidelines established by Moody's and the guidelines established by S&P in connection with the Fund's receipt of ratings on the RP from Moody's and S&P, provided that with respect to Moody's Eligible Asset, Discounted Value shall not exceed the par value at any time. The fair market value of the Fund's portfolio securities shall be computed based upon pricing services provided by the Pricing Service or such other pricing service determined from time to time by the Trustees, provided that S&P and Moody's have informed the Fund in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the RP.

                  "Dividend Coverage Amount," as of any Valuation Date, shall mean, with respect to each series of RP, (i) the aggregate amount of dividends that will accumulate on such RP to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such RP and Receivables for Municipal Securities Sold which become due prior to the Dividend Payment Date and interest with respect to municipal securities which is payable to the Fund prior to the Dividend Payment Date.

                  "Dividend Coverage Assets," as of any Valuation Date, shall mean, with respect to each of the RP, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

                  "Dividend Payment Date" has the meaning described in Part I,
Section 3(e) of this Certificate of Vote.

                  "Dividend Period," with respect to any series of RP, means a 7-day Dividend Period, a 28-day Dividend Period or a Special Dividend Period.

                  "DTC" means The Depository Trust Company, which will register the shares of RP in the name of its nominee, Cede & Co.

                  "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets as the case may be.

                  "Fund" means Van Kampen Merritt Select Sector Municipal Trust, a Massachusetts business trust, which is the issuer of the shares of RP.

                  "Holder" of RP means, unless the context otherwise requires, a person who is listed in the records of the Paying Agent as the beneficial owner of one or more shares of RP.

                  "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

                  "Initial Dividend Period," with respect to Series A Remarketed Preferred Shares and Series B Remarketed Preferred Shares, means the period commencing on and including the Date of Original Issue thereof and ending on Monday, January 10, 1994 and Monday, January 17, 1994, respectively.

                  "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

                  "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

                  "Mandatory Redemption Price" means $25,000 per share of RP plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

                  "Marginal Tax Rate" means the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater.

                  "Market Value" of any asset of the Fund shall mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The

Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the Pricing Service using methods which include consideration of yields or prices or municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event that the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids, at least one of which shall be in writing, obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and make a market in the security.

                  "Maximum Dividend Rate," with respect to any series of RP, means the maximum dividend rate for shares of such series of RP determined with reference to the credit rating assigned to such shares and the duration of the applicable dividend period. The Maximum Dividend Rate for any Dividend Period at any date on which an Applicable Dividend Rate is determined will be the Applicable Percentage of the Reference Rate.

                  "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

                  "Minimum Liquidity Level" has the meaning set forth in Part I,
Section 8 of this Certificate of Vote.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to (a) the rating on such asset and (b) the shortest period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                 RATING CATEGORY

MOODY'S EXPOSURE PERIOD               AAA(1)   AA(1)    A(1)   BAA(1)   OTHER(2)  VMIG-1(1,3,4)   SP-1+(3,4)
-----------------------               ------   -----    ----   ------   --------  -------------   --------

7 weeks............................... 151%     159%    168%    202%      229%        136%          148%

8 weeks or less but greater than       154      164     173     205       235         137           149
seven weeks...........................

9 weeks or less but greater than...... 158      169     179     209       242         138           150


eight weeks...........................


--------------------
(1)     Moody's rating.
(2) California municipal securities not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.
(3) California municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.
(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

                  Notwithstanding the foregoing, (a) no Moody's Discount Factor will be applied to short-term municipal securities so long as such municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's which mature or have a demand feature at par exercisable within the Moody's Exposure Period and the Moody's Discount Factor for such municipal securities will be 125% so long as such municipal securities are rated at least A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period; and (b) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Securities Sold.

                  "Moody's Eligible Assets" means cash, Receivables for Municipal Securities Sold or a municipal security that (i) pays interest in cash, (ii) is publicly rated Baa or better by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated municipal security, such municipal security (excluding any short-term municipal security) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended and (iv) is part of an issue of municipal securities of at least $10,000,000.

                  Municipal securities issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the maximum underlying obligor requirement described above, any municipal security backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating of such municipal security. Municipal securities issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible

Assets; such BBB, Baa and A-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets.

                  For purposes of applying the foregoing requirements, a municipal security shall be deemed to be rated BBB by S&P if rated BBB, BBB- or BBB+ by S&P. For purposes of Minimum Issue Size, Maximum Underlying Obligor and Maximum State or Territory Concentration, Moody's Eligible Assets shall be calculated without including cash and municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the RP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, municipal securities which have been called for redemption by the issuer thereof shall be valued at the lower of market value or the call price of such municipal securities. The Discounted Value of municipal securities of territories other than Puerto Rico is limited to no more than 10% of Moody's Eligible Assets.

                  Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if (x) it is subject to any material lien, mortgage, pledge, security interest or agreement of any kind (collectively, "Liens"), except for (i) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such assets as a Moody's Eligible Asset, (ii) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (iii) Liens to secure payment for services rendered or cash advanced to the fund by the Adviser, the Paying Agent, the Administrator, the Remarketing Agent or State Street Bank and Trust Company and (iv) Liens by virtue of any repurchase agreement; or (y) it is irrevocably deposited by the Fund for the payment of any amounts set forth in (A)(i) through (A)(vii) under "RP Basic Maintenance Amount."

                  "Moody's Exposure Period" shall mean a period commencing on a given Valuation Date and ending 46 days thereafter.

                  "Moody's Hedging Transaction" means a transaction by the Fund in options on securities, futures contracts based on the Municipal Index or on Treasury Bonds and options on such futures contracts.

                  "Moody's Volatility Factor" means 272% (or 302% where notice of a Special Dividend Period of greater than 28 days but less than 50 days has been given but not yet exercised), as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

                                                                     Moody's            Moody's
         % Change in                                               Volatility         Volatility
         Marginal Tax Rate                                           Factor             Factor*
         -----------------                                           ------             ------

         Less than or equal to 5%............................         292%                323%
         Greater than 5% but less than 10%...................         313                 347
         Greater than 10% but less than 15%..................         338                 373
         Greater than 15% but less than 20%..................         364                 402
         Greater than 20% but less than 25%..................         396                 436
         Greater than 25% but less than 30%..................         432                 474
         Greater than 30% but less than 35%..................         472                 518
         Greater than 35% but less than 40%..................         520                 570

* Applicable where a notice of Special Dividend Period of greater than 28 days but less than 50 days has been given but not yet exercised.

                  "Municipal Index" means The Bond Buyer Municipal Bond Index.

                  "1940 Act" means the Investment Company Act of 1940, as amended.

                  "1940 Act Cure Date" means the last Business Day of the calendar month following the failure by the Fund to maintain the 1940 Act RP Asset Coverage as of the last Business Day of any calendar month in which any shares of RP are Outstanding.

                  "1940 Act RP Asset Coverage" means asset coverage (determined in accordance with Section 18 of the 1940 Act) of at least 200% with respect to senior securities which are shares, including the RP (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of paying dividends on its common shares).

                  "Non-Call Period" has the meaning described in "Specific Redemption Provisions," below.

                  "Non-Payment Period" has the meaning set forth in Part I,
Section 3(g) of this Certificate of Vote.

                  "Non-Payment Period Rate" has the meaning set forth in Part I,
Section 3(g) of this Certificate of Vote.

                  "Notice of Redemption" has the meaning set forth in Part I,
Section 4(d) of this Certificate of Vote.

                  "Optional Redemption Price" shall mean (i) $25,000 per share of RP in the case of a 7-day Dividend Period, 28-day Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the redemption price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

                  "Outstanding" shall mean, as of any date, shares of RP theretofore issued by the Fund except, without duplication, (i) any of the shares of RP theretofore cancelled or delivered to the Paying Agent for redemption or redeemed by the Fund, or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares of RP, (ii) any shares of RP as to which the Fund or any affiliate thereof is a Holder, and (iii) any shares of RP represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, that for so long as Moody's is rating the RP, any RP to which an affiliate shall be considered Outstanding for purposes of determining the RP Basic Maintenance Amount.

                  "Paying Agent" means Bankers Trust Company, or any successor company or entity, which has entered into a Paying Agent Agreement with the Fund to act, among other things, as the transfer agent, registrar, dividend and redemption price disbursing agent, settlement agent and agent for certain notifications for the Fund in connection with the shares of RP in accordance with such agreement.

                  "Paying Agent Agreement" means an agreement to be entered into between the Fund and the Paying Agent.

                  "Preferred Shares" shall mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the RP.

                  "Premium Call Period" has the meaning described in "Specific Redemption Provisions," below.

                  "Pricing Service" means Kenny Information Systems, Inc. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the RP) and S&P (if S&P is then rating the RP).

                  "Projected Dividend Amount" means, with respect to the shares of any series of RP, on any Valuation Date, the amount equal to (i) the number of days, if any, from and after the last day of the then current Dividend Period until 48 calendar days from such Valuation Date, multiplied by (ii) a rate equal to the Maximum Dividend Rate for a Dividend Period of 28 days or less (or at the Non-Payment Period Rate if such calculation is made during a Non-Payment Period) multiplied by the larger of (A) the applicable Moody's Volatility Factor or (B) the applicable S&P Volatility Factor.

                  "Quarterly Valuation Date" shall mean the last Business Day of each calendar quarter, commencing December 31, 1993.

                  "Receivables for Municipal Securities Sold" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for municipal securities sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

                  A "record holder" of RP shall mean the Securities Depository or its nominee or such other person or persons listed in the share transfer books of the Fund as the registered holder of one or more shares of RP.

                  "Reference Rate" means (a), with respect to any Dividend Period of less than one year, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, and (b), with respect to any Special Dividend Period of one year or longer, the Treasury Rate.

                  "Remarketing" means each periodic operation of the process for remarketing shares of RP as described in Part II of this Certificate of Vote.

                  "Remarketing Agent" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and any additional or successor companies or entities which have entered into an agreement with the Fund to follow the remarketing procedures for the purposes of determining the Applicable Dividend Rate.

                  "Remarketing Agreement" means an agreement entered into between the Fund and the Remarketing Agent which provides, among other things, that the Remarketing Agent will follow certain procedures for remarketing shares of RP on behalf of the Holders as provided in the RP Provisions for the purpose of determining the Applicable Dividend Rate that will enable the Remarketing Agent to remarket RP tendered to it at $25,000 per share for the next Dividend Period.

                  "Remarketing Date" means with respect to any series of RP the last Business Day of a Dividend Period for such series.

                  "Retroactive Taxable Allocation" has the meaning set forth in
Part I, Section 3(i) of this Statement.

                  "RP Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to (A) the sum of (i) the product of the number of shares of RP Outstanding on such date multiplied by $25,000; (ii) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the next Dividend Payment Date for each of the RP Outstanding that follows such Valuation Date (or a date 47 days after such Valuation Date, whichever is sooner); (iii) the amount equal to the Projected Dividend Amount (based on the number of shares of RP Outstanding on such date);
(iv) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (v) the premium, if any, resulting from the designation of a Premium Call Period; (vi) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (vii) any current liabilities as of such Valuation Date, to the extent not reflected in any of (A)(i) through
(A)(vi) (including, without limitation, any amounts described below as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including payables for municipal securities purchased as of such Valuation Date); less (B) either (i) the face value of any Fund assets irrevocably deposited by the Fund for the payment of any of (A)(i) through
(A)(vii) if, with respect to any such liability, such assets mature by the payment date for such liability and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (ii) the Discounted Value of such assets.

                  For purposes of the RP Basic Maintenance Amount in connection with S&P's rating of the RP, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.

                  For purposes of the RP Basic Maintenance Amount in connection with Moody's rating of the RP, with respect to any transactions by the Fund in futures contracts, options on futures contracts and securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund, (ii) the exercise price of any written put option.

                  "RP Basic Maintenance Cure Date" means the third Business Day after a failure by the Fund to have Eligible Assets with an aggregate Discounted Value at least equal to the RP Basic Maintenance Amount on any Valuation Date.

                  "RP Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the RP Basic Maintenance Amount.

                  "RP Provisions" means the rights and preferences of the shares of RP established by this Certificate of Vote of Trustees establishing the shares of RP.

                  "S&P" means Standard & Poor's Ratings Group and its successors.

                  "S&P Discount Factor" shall mean, for purposes of calculating the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest exposure period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period on the date of such determination, in accordance with the table set forth below:

                                                                           RATING CATEGORY
                                                           -----------------------------------------------
EXPOSURE PERIOD                                            AAA*         AA*        A*         BBB*
----------------------------------------------------------------------------------------------------------
40 Business Days.........................................  190%         195%       210%       250%
22 Business Days.........................................  170          175        190        230
10 Business Days.........................................  155          160        175        215
7 Business Days..........................................  150          155        170        210
3 Business Days..........................................  130          135        150        190

--------------------
*     S&P rating.

                  Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term municipal securities will be 115%, so long as such municipal securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term municipal securities may comprise no more than 50% of short-term municipal securities that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term municipal securities.

                  "S&P Eligible Asset" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of RP Basic Maintenance Amount), Receivables for Municipal Securities Sold or a municipal security owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated by least A by Moody's (provided that such Moody's-rated municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated municipal security, such municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of municipal securities; and (v) is part of an issue of municipal securities with an original issue size of at least $20 million or, if an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "municipal securities" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                  1. Municipal securities of any one issuer or guarantor (excluding bond issuers) shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                  2. Municipal securities guaranteed or insured by any one bond insurer shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

                  3. Municipal securities issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

                  "S&P Exposure Period" on a given Valuation Date means the period commencing on such date and ending three Business Days thereafter, as such exposure period may be modified by the Trustees of the Fund, provided, however, that any such modification shall not adversely affect the then-current S&P rating of the RP.

                  "S&P Hedging Transaction" means futures contracts based on the Municipal Index or Treasury Bonds, put or call options on such contracts purchased by the Fund and covered call options or secured put options on portfolio securities written by the Fund.

                  "S&P Volatility Factor" shall mean, for each series of RP, (i) during the Initial Dividend Period, 277%; and (ii) thereafter, depending on the applicable Reference Rate or Treasury Rate, the following percentages:

           Rate                                                                    Percentage
           ----                                                                    ----------
           ---------------------------------------------------------------------------------------

           Taxable Equivalent of the Short-Term
           Municipal Bond Rate...............................................         277%
           ---------------------------------------------------------------------------------------
           30-day "AA" Composite Commercial Paper Rate.......................         228%
           ---------------------------------------------------------------------------------------
           180-day "AA" Composite Commercial Paper Rate......................         217%
           ---------------------------------------------------------------------------------------
           1-year U.S. Treasury Bill Rate....................................         198%
           ---------------------------------------------------------------------------------------
           2-year U.S. Treasury Note Rate....................................         185%
           ---------------------------------------------------------------------------------------


           ---------------------------------------------------------------------------------------
           3-year U.S. Treasury Note Rate....................................         178%
           ---------------------------------------------------------------------------------------
           4-year U.S. Treasury Note Rate....................................         171%
           ---------------------------------------------------------------------------------------
           5-year U.S. Treasury Note Rate....................................         169%
           ---------------------------------------------------------------------------------------


                  Notwithstanding the foregoing, the S&P Volatility Factor may mean such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

                  "Securities Depository" means DTC or any successor company or other entity selected by the Fund as securities depository for a series of RP that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of RP.

                  "Settlement Date" means the first Business Day after a Remarketing Date applicable to a share of RP.

                  "7-day Dividend Period," means the Dividend Period generally applicable to Series A RP and generally containing seven days and, with respect to any series of RP, means (a) any Dividend Period commencing after a failed Remarketing for such series, or (b) any Dividend Period commencing after the first day of, and during, a Non-Payment Period with respect to such series and, in all such cases, generally containing seven days.

                  "Special Dividend Period" means a Dividend Period established by the Board of Trustees for shares of RP as described in Part I, Section 3(d) of this Certificate of Vote.

                  "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Remarketing Agent, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Remarketing Agent, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000 as determined by the Board of Trustees after consultation with the Remarketing Agent; provided that during any Special Dividend Period of 365 or more days, if on the date of determination of the Applicable Dividend Rate for such series, such Applicable Dividend Rate equals or exceeds the Treasury Rate, the Fund may redeem RP without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                  "Substitute Commercial Paper Dealer" shall mean CS First Boston or Morgan Stanley & Co. or their respective affiliates or successors, if such entity is a commercial paper dealer; provided that none of such entities shall be a Commercial Paper Dealer.

                  "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations selected by the Fund to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of RP.

                  "Substitute U.S. Government Securities Dealer" shall mean CS First Boston or Morgan Stanley & Co. or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided that none of such entities shall be a U.S. Government Securities Dealer.

                  "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (a) the per annum rate expressed on an Interest Equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the "Kenny Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m, New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code or successor provisions, for purposes of the "alternative minimum tax," divided by (b) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the per annum rate expressed on an Interest Equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the Marginal Tax Rate (expressed as a decimal). For so long as RP are rated by Moody's and/or S&P, the Fund will not use a successor index to the Kenny S&P 30-day High Grade Index unless it receives confirmation in writing from Moody's and/or S&P, as the case may be, that the use of such successor index would not impair the then current rating of the RP.

                  "Tender and Dividend Reset" means the process pursuant to which shares of RP may be tendered in a Remarketing or held and become subject to the new Applicable Dividend Rate determined by the Remarketing Agents in such Remarketing.

                  "Treasury Bonds" means United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of ten years or more.

                  "Treasury Rate," on any date for any Dividend Period, means:
(a) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Dividend Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (b) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Dividend Period which is one year or less and expressed as a bond equivalent in the case of any longer Dividend Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Dividend Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealer to the Remarketing Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                  "28-day Dividend Period" means the Dividend Period generally applicable to Series B RP and generally containing 28 days.

                  "U.S. Government Securities Dealer" means Merrill Lynch, Pierce, Fenner & Smith, Incorporated and such other U.S. Government securities dealers as the Fund may from time to time appoint, or lieu thereof, their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

                  "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the RP Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day beginning with the Date of Original Issue provided, however, that the Fund may designate the last Business Day of each week as a Valuation Date upon written consent of Moody's (if Moody's is rating the RP) and S&P (if S&P is rating the RP).

                  "Variation Margin" means, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon by the Fund, the amount of cash or securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.


                  2. FRACTIONAL SHARES.

         (a)      No fractional shares of RP shall be issued.

         (b) Any RP which at any time hereafter have been redeemed, exchanged, or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares of the Fund without designation as to series. Upon the redemption, exchange, or other acquisition by the Fund of all outstanding RP, all provisions of this Certificate of Vote shall cease to be of further effect and shall cease to be a part of the Declaration of Trust.

         (c) The RP of each series shall rank on a parity with shares of any other series of Preferred Shares of the Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  3. DIVIDENDS.

         (a) Holders of shares of RP will be entitled to receive, when, as and if declared by the Fund, out of funds legally available therefor, cumulative cash dividends, at the rates per annum set forth in this Certificate of Vote under "Designation" for the Initial Dividend Period and, in the case of any other Dividend Period, at the Applicable Dividend Rate for the applicable Dividend Period and no more (except as otherwise provided in Section 3(i) of this Certificate of Vote), payable on the respective dates set forth below and, except as described below, set by the Remarketing Agent in accordance with the remarketing procedures described in Part II of this Certificate of Vote.

         (b) Initial Dividend Payment Date and Dividend Period. The Initial Dividend Period for shares of RP will commence on their Date of Original Issue and end on Monday, January 10, 1994 for Series A Remarketed Preferred Shares and on Monday, January 17, 1994, for Series B Remarketed Preferred Shares. Dividends for such Initial Dividend Period will be paid when, as and if declared out of funds legally available therefor, on Tuesday, January 11, 1994 for Series A Remarketed Preferred Shares and on Tuesday, January 18, 1994, for Series B Remarketed Preferred Shares, in each case to the Securities Depository (or such other record holder) as of the Business Day preceding the date of such payment. Dividends for each Dividend Period thereafter will be payable when, as and if declared, on each Dividend Payment Date, subject to certain exceptions.

         (c)      Subsequent Dividend Periods.

                  (i) After the Initial Dividend Period for each share of RP, a Dividend Period therefor will commence on each Dividend Payment Date (which, except during a Non-Payment Period, will be a Settlement Date). Each subsequent Dividend Period with respect to Series A Remarketed Preferred Shares will comprise, beginning with and including the date on which it commences, 7 consecutive days and with respect to Series B Remarketed Preferred Shares, will comprise, beginning with and including the date on which it commences, 28 consecutive days or, with respect to each series, in the event the Board of Trustees has designated such Dividend Period as a Special Dividend Period, such number of consecutive days or whole years as shall be designated by the Board of Trustees. Notwithstanding the foregoing, any adjustment of the remarketing schedule by the Remarketing Agent which includes an adjustment of a Settlement Date will lengthen or shorten Dividend Periods by causing them always to end on and include the day before the Settlement Date as so adjusted.

                  (ii) Except during a Non-Payment Period, by 12:00 noon, New York City time on the Remarketing Date in the Remarketing, the holder of such shares may elect to tender such shares or to hold such shares for the next Dividend Period. If the holder of such shares of RP fails to tender such shares on such Remarketing Date, such holder will continue to hold such shares at the Applicable Dividend Rate determined in such Remarketing for the next Dividend Period; provided that, if there is no Remarketing Agent, the Remarketing Agent is not required to conduct a Remarketing or the Remarketing Agent is unable to remarket in the Remarketing on the Remarketing Date all shares tendered to them at a price of $25,000 per share, then the next Dividend Period for such shares and for all other shares will be a 7-day Dividend Period and the Applicable Dividend Rate therefor will be the Maximum Dividend Rate for a 7-day Dividend Period. If a share of RP is tendered (or deemed tendered) but not sold in a Remarketing, the holder of such share will hold such share for a 7-day Dividend Period at the Maximum Dividend Rate therefor.

         (d) Special Dividend Periods for RP. The Board of Trustees may at any time designate a subsequent Dividend Period with respect to all shares of RP on the Remarketing Date next preceding the commencement of such Dividend Period as a Special Dividend Period with such number of days or whole years (subject to adjustment as described above) as the Board of Trustees shall specify; provided that (i) written notice of any such designation, of the Maximum Dividend Rate, if applicable, and Specific Redemption Provisions, if applicable, in respect thereof and of the consequences of failure to tender, or to elect to hold, shares must be given at least seven days prior to such Remarketing Date to the Remarketing Agent, the Paying Agent, the Securities Depository and the holders of shares of RP which are to be subject to such Special Dividend Period;
                  (ii) no Special Dividend Period may commence during a Non-Payment Period; (iii) in respect of any Special Dividend Period of 365 or more days, the Board of Trustees, after consultation with the Remarketing Agent, may establish Specific Redemption Provisions; provided further that prior to such designation, the Fund shall provide a RP Basic Maintenance Report showing, as of the third Business Day next preceding such proposed Special Dividend Period, (x) Moody's Eligible Assets, assuming for the purposes of calculating Moody's Eligible Assets, in connection with a RP Basic Maintenance Amount required to be prepared pursuant to this provision, a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating the RP) and (y) S&P Eligible Assets (if S&P is then rating the RP), each with a Discounted Value at least equal to the RP Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Dividend Rate is the Maximum Dividend Rate on such Business Day as if such Business Day were the last Business Day prior to the proposed Special Dividend Period). If for any reason, subsequent to giving notice of the designation of a Special Dividend Period with respect to a series of RP, the Board of Trustees determines to rescind such designation, written notice of such determination shall be given to the Remarketing Agent, the Paying Agent, the Securities Depository and the Holders of RP which were to be subject to such Special Dividend Period, at least two Business Days prior to such previously proposed Special Dividend Period, and the next succeeding Dividend Period of such series of RP shall be a 7-day Dividend Period. The existence or rescission of any Special Dividend Period will not affect the current Dividend Period or prevent the Board of Trustees from establishing other Special Dividend Periods of similar duration or in any way restrict the Maximum Dividend Rate or Specific Redemption Provisions which may be designated in connection with any other Special Dividend Period. The Board of Trustees will not designate a Dividend Period as a Special Dividend Period unless it receives written confirmation from each of S&P and Moody's that the establishment of such Special Dividend Period would not impair the rating then assigned by S&P or Moody's of shares to RP. In addition, the Board of Trustees will not change the frequency of the Valuation Dates unless it receives confirmation in writing from each of S&P and Moody's that such change would not so impair the then current rating of the RP.

         (e) Dividend Payment Dates. Dividends on each share of RP will accumulate from its Date of Original Issue and will be payable, when, as and if declared out of funds legally available therefor by the Board of Trustees, on the applicable Dividend Payment Dates to the Securities Depository (or such other record holder) as of the Business Day preceding the applicable Dividend Payment Date. The Dividend Payment Dates will be: (i) with respect to a Special Dividend Period of more than 28 days, the first Business Day of each calendar month after the designation of such Special Dividend Period and the day after the last day thereof; and (ii) with respect to any other Dividend Period, the day after the last day thereof; provided that, if any such day is not a Business Day, the Dividend Payment Date will be the first Business Day after such day.

         (f)      Dividend Payments.

                  (i) So long as there is a Securities Depository with respect to shares of RP, each dividend on such shares will be paid to the Securities Depository or its nominee as the record holder of all shares. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners of shares in accordance with the Securities Depository's normal procedures. Each Agent Member will be responsible for holding or disbursing such payments to the holders of the shares of RP for which it is acting in accordance with the instructions of such holders. Dividends on any share in arrears with respect to any past Dividend Payment Date may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holder thereof as of a date not exceeding five Business Days preceding the date of payment thereof as may be fixed by the Board of Trustees. Any dividend payment made on shares of RP will be first credited against the dividends accumulated but unpaid (whether or not earned or declared) with respect to the earliest Dividend Payment Date on which dividends were not paid. Holders of shares of RP will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends thereon. Except for the late charge described in paragraph (g) of this Section 3, holders of shares of RP will not be entitled to any interest or other additional amount on any dividend payment on any share of RP which may be in arrears.

                  (ii) The amount of declared dividends for each share of RP payable on each Dividend Payment Date in respect of a 7-day Dividend Period, a 28-day Dividend Period or a Special Dividend Period of fewer than 365 days will be computed by the Fund by multiplying the Applicable Dividend Rate in effect with respect to dividends payable on such share on such Dividend Payment Date by a fraction the numerator of which will be the number of days such share was Outstanding from and including its Date of Original Issue or the preceding Dividend Payment Date, as the case may be, to and including the last day of such Dividend Period, and the denominator of which will be 365, and then multiplying the rate so obtained by $25,000, and the amount of declared dividends for each share of RP in respect of a Special Dividend Period of 365 or more days will be computed on the basis of a 360-day year of twelve 30-day months.

         (g) Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to 12:00 noon, New York City time, on any Dividend Payment Date for shares of RP, for payment on or within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on such shares of RP payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) on or within three Business Days after any Dividend Payment Date for shares of RP the full amount of any dividend on such shares (whether or not earned or declared) payable on such Dividend Payment Date or (B) on or within three Business Days after any redemption date for shares of RP called for redemption, the Mandatory Redemption Price or the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to the applicable holders in same-day funds; provided that, a Non-Payment Period will not end during the first seven days thereof unless the Fund shall have given at least three days' written notice to the Paying Agent, the Remarketing Agent and the Securities Depository and thereafter will not end unless the Fund shall have given at least fourteen days' written notice to the Paying Agent, the Remarketing Agent, the Securities Depository and all holders of shares of RP. The Applicable Dividend Rate for each Dividend Period for shares of RP, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; any share for which a Special Dividend Period would otherwise have commenced on the first day of a Non-Payment Period will have, instead, a 7-day Dividend Period; and each Dividend Period for shares of RP commencing after the first day of, and during, a Non-Payment Period shall be a 7-day Dividend Period. Any dividend on shares of RP due on any Dividend Payment Date for such shares (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment
                  Date) or redemption price with respect to such shares not paid to such persons when due (if such non-payment is not solely due to the willful failure of the Fund) but paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, will incur a late charge to be paid therewith to such persons and calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by
                  365. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate for any series of RP will be 250% (300% at any time the Fund has notified the Remarketing Agent of its intent to allocate income that is taxable for federal income tax purposes to the RP of such series prior to any Remarketing with respect to such shares) of the Reference Rate.

         (h)      Restrictions on Dividends and Other Payments.

                  (i) Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the Outstanding shares of RP would be less than 200% (or such other percentage as may in the future be required by law).

                  (ii) In addition, for so long as any shares of RP are Outstanding, (A) the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in Common Shares or other shares of beneficial interest, if any, ranking junior to shares of RP as to dividends and upon liquidation, or options, warrants or rights to subscribe for or purchase Common Shares or other shares) in respect of Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with shares of RP as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares of beneficial interest (except by conversion into or exchange for shares of the Fund ranking junior to the RP as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the RP as to dividends and upon liquidation), unless (1) full cumulative dividends on shares of RP through the most recently ended Dividend Period (or, if such transaction is on a Dividend Payment Date, through the Dividend Period ending on the day prior to such Dividend Payment Date) shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Paying Agent and
                           (2) the Fund has redeemed the full number of shares of RP required to be redeemed by any provision for mandatory redemption contained in the RP Provisions, and (B) the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in Common Shares or other shares, if any, ranking junior to shares of RP as to dividends and upon liquidation, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the RP as to dividends and upon liquidation), unless immediately after such transaction the Discounted Value of the Fund's Eligible Assets would at least equal the RP Basic Maintenance Amount.

         (i) Additional Dividends. If the Fund allocates any net capital gains or other income taxable for federal income tax purposes to RP without having given advance notice of such allocation to the Paying Agent and the Remarketing Agent as provided in
                  Section 2 of Part II (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Fund shall, within 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Remarketing Agent, the Paying Agent and to each holder of such shares during such taxable year at such holder's address as the same appears or last appeared on the share books of the Fund. Such holders of such shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Fund to the Paying Agent, for distribution to such holders, within 30 days after the notice described above is given to the Remarketing Agent and the Paying Agent.

                  4. REDEMPTION.

         (a)      Optional Redemption.

                  (i) After the Initial Dividend Period, upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of RP, in whole or in part, on the next succeeding scheduled Dividend Payment Date applicable to those shares of RP called for redemption, out of funds legally available therefor, at a redemption price equal to the Optional Redemption Price; provided that no share of RP will be subject to optional redemption during any Non-Call Period.

                  (ii) So long as either Moody's or S&P is rating the RP, no RP shall be redeemed pursuant to this Section 4(a) unless (A) on the date on which the Fund intends to give notice of such redemption pursuant to paragraph
                           (d) of this Section 4, the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of RP by reason of the redemption of such shares on such redemption date, and (B) on the date on which the Fund intends to give notice of such redemption and on the redemption date, Moody's Eligible Assets (if Moody's is then rating the RP) and S&P Eligible Assets (if S&P is then rating the RP) each at least equal the RP Basic Maintenance Amount, and would at least equal the RP Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

         (b)      Mandatory Redemption.

                  (i) The Fund will redeem, at a redemption price equal to the Mandatory Redemption Price, certain of the shares of the Outstanding RP to the extent permitted under the 1940 Act and Massachusetts law, if the Fund fails to maintain as of each Valuation Date assets having in the aggregate a Discounted Value at least equal to the RP Basic Maintenance Amount or as of the last Business Day of any calendar month fails to maintain the 1940 Act RP Asset Coverage and such failure is not cured on or before the RP Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of shares of RP to be redeemed will be equal to the lesser of (A) the minimum number of shares of RP the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would result in the satisfaction of the RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of RP then outstanding will be redeemed), and (B) the maximum number of shares of RP can be redeemed out of funds expected to be legally available therefor.

                  (ii) The Fund will effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of RP which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund will redeem those shares of RP which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

         (c) Allocation. If fewer than all the outstanding shares of RP are to be redeemed, the number of shares of RP to be so redeemed will be a whole number of shares and will be determined by the Board of Trustees (subject to the provisions described above under subparagraph (b)) and the Fund will give a Notice of Redemption. Unless certificates representing shares are held by persons other than the Securities Depository or its nominee, the Securities Depository, upon receipt of such Notice of Redemption, shall use its best efforts to determine by 10:00 a.m. New York City time on the second Business Day immediately succeeding the date on which it receives such Notice of Redemption, by lot the number of shares of RP to be redeemed from the account of each Agent Member (which may include the Remarketing Agent, holding shares for its own account) and shall immediately notify the Paying Agent of such determination. The Paying Agent, upon receipt of such notice, will in turn determine by lot the number of shares to be redeemed from the accounts of the holders of the shares whose Agent Members have been selected by the Securities Depository. In doing so, the Paying Agent may determine that shares will be redeemed from the accounts of some holders, which may include the Remarketing Agent, without shares being redeemed from the accounts of other holders. Notwithstanding the foregoing, if any certificates for shares of RP are not held by the Securities Depository or its nominee, the shares to be redeemed will be selected by the Fund by lot.

         (d)      Notice of Redemption.

                  (i) The Fund will give 30 days' Notice of Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then current ratings of RP. Such notice shall be given by telephone or facsimile, to the Securities Depository (and any other record holder), the Paying Agent and the Remarketing Agent, and promptly confirmed in writing. The Paying Agent will use its reasonable efforts to provide telephonic notice to each holder of shares of RP called for redemption not later than the close of business on the Business Day on which the Paying Agent determines the shares to be redeemed (as described above) (or, during a Non-Payment Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Paying Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Paying Agent to each holder of record of shares of RP called for redemption, the Remarketing Agents and the Securities Depository.

                  (ii) Every Notice of Redemption and other redemption notice with respect to shares of RP will state: (a) the redemption date, (b) the number of shares of RP to be redeemed, (c) the redemption price, (d) that dividends on the shares of RP to be redeemed will cease to accumulate as of such redemption date and (e) the provision of the RP Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

                  (iii) Shares of RP, the holders of which shall have been given Notice of Redemption, will not be transferable outside of a Remarketing.

         (e)      Other Redemption Procedures.

                  (i) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem shares of RP will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit with the Paying Agent funds with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of RP for which a Notice of Redemption has been given, dividends may be declared and paid on such shares and will include those shares for which Notice of Redemption has been given.

                  (ii) Upon the deposit of funds sufficient to redeem shares of RP with the Paying Agent and the giving of Notice of Redemption, all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders thereof to receive the Optional Redemption Price or the Mandatory Redemption Price, as the case may be, but without any interest or other additional amount (except for the late charge described under Part I, Section 3(g) hereof, and such shares will no longer be deemed Outstanding for any purpose. The Fund will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of RP called for redemption on such date and (ii) all other amounts to which holders of shares of RP called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Fund, after which time the holders of shares of RP so called for redemption will look only to the Fund for payment of the redemption price and all other amounts to which they may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                  (iii) Nothing contained herein or in the Declaration of Trust limits any legal right of the Fund or any affiliate to purchase or otherwise acquire any shares of RP outside of a Remarketing at any price, whether higher or lower than the Optional Redemption Price or Mandatory Redemption Price, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on the RP and the Fund is in compliance with the 1940 Act RP Asset Coverage and has assets with a Discounted Value at least equal, in the aggregate, to the RP Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of the RP are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction in accordance with the procedures agreed upon by the Board of Trustees. Subject to Section 18 of the 1940 Act and the RP Provisions, any shares of RP redeemed or otherwise acquired by the Fund may be reissued by the Fund; provided, however, that after giving effect to such reissuance the Fund shall have Eligible Assets with an aggregate Discounted Value at least equal to the RP Basic Maintenance Amount.

                  (iv) The Fund has the right to arrange for others to purchase from the holders thereof shares of RP which are to be redeemed as described in paragraph 4(a) above.

                  (v) The Remarketing Agent may, in its sole discretion, modify the procedures concerning notification of redemption described above so long as any such modification does not adversely affect the holders of the shares of RP.

                  (vi) In effecting any redemption pursuant to this Section 4, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and Massachusetts law.

                  5.       LIQUIDATION RIGHTS.

         (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the RP then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the RP upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the RP shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Part I, Section 3(i) in connection with the liquidation of the Fund.

         (b) Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund nor a reorganization of the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 5.

         (c) After the payment to the Holders of the RP of the full preferential amounts provided for in this Section 5, the Holders of the RP as such shall have no right or claim to any of the remaining assets of the Fund.

         (d) In the event the assets of the Fund available for distribution upon dissolution, liquidation or winding up of the Fund, whether voluntary or involuntary, to the holders of the RP and any shares of any other class or series of Preferred Shares ranking on a parity with the RP with respect to the distribution of assets upon such dissolution, liquidation or winding up of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 5, no such distribution shall be made unless proportionate distributive amounts shall be paid on account of the RP, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

         (e) Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the RP with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the RP as provided in paragraph (a) of this Section 5, but not prior thereto, any other series or class or classes of shares ranking junior to the RP with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the RP shall not be entitled to share therein.

                  6.       VOTING RIGHTS.

         (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each holder of RP shall be entitled to one vote for each of the RP held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including RP, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred Shares, including RP, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the RP, entitling the holder thereof to one vote. Subject to paragraph (b) of this
                  Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

         (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including RP, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including RP, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                  (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares, including any outstanding RP, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends; or


                  (ii) if at any time holders of any other Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Such Voting Period shall terminate if (i) the Fund thereafter shall pay, or declare a dividend and deposit cash or securities with the Paying Agent equal to, accumulated dividends payable on outstanding Preferred Shares; or (ii) such voting right to the holders of any other Preferred Shares to elect a majority of the trustees of the Fund shall cease. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

         (c) (i) As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 6, the Fund shall notify the Remarketing Agent and the Paying Agent and the Remarketing Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Remarketing Agent and the Paying Agent or if the Remarketing Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

                           (ii) For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no RP shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in
     Section 4 of this Part I. None of the RP held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

                           (iii) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

                           (iv) Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this
     Section 6
     shall cease, subject to the provisions of the last sentence of paragraph
     (b) of this Section 6.

         (d) (i) So long as any of the RP are Outstanding, the Fund shall not, without the affirmative vote of the Holders of the Outstanding RP determined with reference to a "majority of outstanding voting securities" as that term is defined in
                  Section 2(a)(42) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the RP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of any series of RP (except that, notwithstanding the foregoing, but subject to the provisions of Section 9(a)(iv), the Board of Trustees, without the vote or consent of the Holders of RP, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including RP, ranking on a parity with the RP with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act RP Asset Coverage and RP Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating RP) and S&P (if S&P is then rating RP) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the
                  RP), (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preferences, right or power of such RP or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the RP with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the RP and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act RP Asset Coverage or the RP Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                           (ii) The Board of Trustees, without the vote or consent of the Holders of RP, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the RP or the Holders thereof, provided the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the RP and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for Municipal Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the RP and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for Municipal Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the RP (provided that, with respect to the Maximum Dividend Rate, such amendment or alteration shall not, in any event, cause the Maximum Dividend Rate to fall below the Maximum Dividend Rate that would have resulted absent such amendment or alteration):

                  Deposit Securities
                  Discounted Value
                  Dividend Coverage Amount
                  Dividend Coverage Assets
                  Market Value
                  Maximum Potential
                    Additional Dividends
                      Liability
                  Maximum Dividend Rate
                  Minimum Liquidity Level
                  Moody's Discount Factor
                  Moody's Eligible Asset
                  Moody's Exposure Period
                  1940 Act Cure Date
                  1940 Act RP
                      Asset Coverage
                  Quarterly Valuation Date
                  Receivables for Municipal
                      Securities Sold
                  RP Basic
                      Maintenance Amount
                  RP Basic
                      Maintenance Cure Date
                  RP Basic
                      Maintenance Report
                  S&P Discount Factor
                  S&P Eligible Asset
                  S&P Exposure Period
                  Valuation Date

         (e) Unless otherwise required by law, the Holders of the RP shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the RP shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the RP, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 6.

         (f) Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding RP, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of RP is required pursuant to the provisions of
                  Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the RP) and S&P (if S&P is then rating the RP) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the RP) and S&P (if S&P is then rating the RP) of the results of any vote described in the proceeding sentence.

         (g) Right to Vote with Respect to Certain Other Matters. The affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of RP, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect an exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interests of a series of RP affected by a matter are substantially identical to the interests of another series of RP affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of RP described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and RP necessary to authorize the action in question.

                  7.       ASSET MAINTENANCE.


         (a) 1940 Act RP Asset Coverage. The Fund will maintain, with respect to shares of RP, as of the last Business Day of each month in which any shares of RP are Outstanding, 1940 Act RP Asset Coverage.

         (b)      RP Basic Maintenance Amount.

                  (i) So long as RP are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date,

                             (A)            S&P Eligible Assets having an
                                            aggregate Discounted Value equal to
                                            or greater than the RP Basic
                                            Maintenance Amount (if S&P is then
                                            rating the RP) and

                             (B) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the RP Basic
                                            Maintenance Amount (if Moody's is
                                            then rating the RP).

In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the RP Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the RP Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the RP Basic Maintenance Amount.

                  (ii) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the RP Basic Maintenance Amount, and on the third Business Day after the RP Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the RP), Moody's (if Moody's is then rating the RP) and the Paying

                           Agent and Remarketing Agent (if either S&P or Moody's is then rating the RP) an RP Basic Maintenance Report as of the date of such failure or such RP Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Paying Agent and Remarketing Agent if the Paying Agent and Remarketing Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Paying Agent and Remarketing Agent for delivery on the next Business Day the full RP Basic Maintenance Report. The Fund will also deliver an RP Basic Maintenance Report to Moody's and S&P on any Valuation Date that

                                    (A)      the Discounted Value of Moody's
                                             Eligible Assets or S&P Eligible
                                             Assets, as the case may be, is
                                             greater than the RP Basic
                                             Maintenance Amount by 5% or less or

                                    (B)      on any date which the Fund redeems
                                             Common Shares.

The Fund will also deliver an RP Basic Maintenance Report to S&P upon its request. A failure by the Fund to deliver an RP Basic Maintenance Report under subparagraph (b)(ii) of this Section 7 shall be deemed to be delivery of an RP Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the RP Basic Maintenance Amount, as of the relevant Valuation Date.

                  (iii) Within ten Business Days after a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the RP), Moody's (if Moody's is then rating the RP) and the Paying Agent and Remarketing Agent (if either S&P or Moody's is then rating the RP)

                                    (A)      the mathematical accuracy of the
                                             calculations reflected in the RP
                                             Basic Maintenance Report prepared
                                             by the Fund on such date (and in
                                             any other RP Basic Maintenance
                                             Report, randomly selected by the
                                             Independent Accountant, that was
                                             delivered by the Fund during the
                                             quarter ending on such Quarterly
                                             Valuation Date) and

                                    (B)      that, in such Report (and in such
                                             randomly selected Report), the Fund
                                             determined in accordance with this
                                             Certificate of Vote whether the
                                             Fund had, at such Quarterly
                                             Valuation Date (and at the
                                             Valuation Date addressed in such
                                             randomly-selected Report), S&P
                                             Eligible Assets (if S&P is then
                                             rating the RP) of an aggregate
                                             Discounted Value at least equal to
                                             the RP Basic Maintenance Amount and
                                             Moody's Eligible Assets (if Moody's
                                             is then rating the RP) of an
                                             aggregate Discounted Value at least
                                             equal to the RP Basic Maintenance
                                             Amount (such confirmation being
                                             herein called the "Accountant's
                                             Confirmation").

                  (iv) Within ten Business Days after the date of delivery of an RP Basic Maintenance Report in accordance with paragraph (b)(ii) of this Section 7 relating to any Valuation Date on which the Fund failed to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the RP Basic Maintenance Amount, and relating to the RP Basic Maintenance Cure Date with respect to such failure to exceed or equal the RP Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the RP), Moody's (if Moody's is then rating the RP) and the Remarketing Agent (if either S&P or Moody's is then rating the RP) an Accountant's Confirmation as to such RP Basic Maintenance Report.

                  (v) If any Accountant's Confirmation delivered pursuant to subparagraph (b)(iii) or (b)(iv) of this Section 7 shows that an error was made in the RP Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the RP) or Moody's Eligible Assets (if Moody's is then rating the RP), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the RP Basic Maintenance Report to S&P (if S&P is then rating the RP), Moody's (if Moody's is then rating the RP) and the Remarketing Agent (if either S&P or Moody's is then rating the RP) promptly following receipt by the Fund of such Accountant's Confirmation.

                  (vi) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the RP, the Fund shall complete and deliver to S&P (if S&P is then rating the RP) and to Moody's (if Moody's is then rating the RP), an RP Basic Maintenance Report as of the close of business of such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the RP) and to Moody's (if Moody's is then rating the RP) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets or Moody's Eligible Assets, as the case may be, reflected thereon equals or exceeds the RP Basic Maintenance Amount reflected thereon.

                  8. MINIMUM LIQUIDITY LEVEL. So long as S&P is rating the RP, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding share of each series of RP, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the RP. So long as S&P is rating the RP, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

                  9. COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE.

         (a) For so long as any of the RP is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the RP, engage in any one or more of the following transactions:

                  (i) transactions in options on securities, futures contracts or options on futures contracts except as necessary to effect Closing Transactions and except that in connection with Moody's Hedging Transactions:
                           (A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities; (C) the Fund may write put options on securities; (D) the Fund may enter into positions in futures contracts based on the Municipal Index provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the rolling average number of daily traded futures contracts based on the Municipal Index in the 30 calendar days prior to the time of effecting such transaction as reported by The Wall Street Journal or (2) outstanding futures contracts based on the Municipal Index and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on Treasury Bonds) exceeding the fair market value of Moody's Eligible Assets owned by the Fund; (E) the Fund may enter into futures contracts on Treasury Bonds provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (2) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 80% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P); for purposes of the foregoing clauses (D) and (E), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding option written by the Fund; and (F) the Fund may buy call or put options on futures contracts on the Municipal Index or Treasury Bonds, may write put options on such futures contracts (provided, that if the contract would require delivery of a security, that security must be held by the Fund) and may write call options on such futures if it owns the futures contract subject to the option. For so long as the RP are rated by Moody's, the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the open interest with respect to such futures contracts based on the Municipal Index as reported by The Wall Street Journal is less than 5,000. For so long as the RP are rated by Moody's, the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the Month in which such option expires. For so long as the RP are rated by Moody's, the Fund will engage in transactions with respect to futures contracts or options thereon having only the next settlement date or the settlement date immediately thereafter. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires within the Moody's Exposure Period, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; (C) if the Fund is a seller under a futures contract, the underlying security will be valued at the lower of (1) settlement price and (2) the Discounted Value of the underlying security; if a contract matures within the Moody's Exposure Period, the security may be valued at the settlement price; (D) if the Fund is the buyer under a futures contract, the underlying security will be valued at the lower of (1) the settlement price and (2) the Discounted Value of the underlying security; if the contract matures within the Moody's Exposure Period, the security may be valued at its Discounted Value and (E) call or put option contracts which the Fund buys have no value. For so long as RP are rated by Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the RP Basic Maintenance Amount; (D) for purposes of the RP Basic Maintenance Amount (1) assets in margin accounts are not Moody's Eligible Assets, (2) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract and the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (3) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the Market Value of the underlying futures contract will constitute a liability of the Fund; (E) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (F) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the RP Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (G) the Fund will not engage in forward contracts; (H) the Fund will enter into futures contracts as seller only if it owns the underlying security; and (I) there shall be a quarterly audit made of the Fund's futures and options transactions, if any, by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

                  (ii) incur any indebtedness, without prior written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the RP except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the Discounted Value of Moody's Eligible Assets would equal or exceed the RP Basic Maintenance Amount after giving effect to such indebtedness; provided, however, that any such indebtedness shall be repaid within 60 days and will not be extended or renewed; or

                  (iii) issue any class or series of shares ranking prior to or on a parity with the RP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any RP previously purchased or redeemed by the Fund; or

                  (iv)     engage in short sale transactions.

         (b) For so long as any of the RP is Outstanding and S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by S&P to the RP, engage in any one or more of the following transactions:

                  (i)      transactions in any reverse repurchase agreements; or

                  (ii)     lend portfolio securities; or

                  (iii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the Discounted Value of S&P Eligible Assets would equal or exceed the RP Basic Maintenance Amount after giving effect to such borrowing; or

                  (iv) issue any class or series of shares ranking prior to or on a parity with the RP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any RP previously purchased or redeemed by the Fund, or merge or consolidate with any corporation; or

                  (v) engage in repurchase agreement transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States Treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptances and in which the counter-party or its affiliates have unsecured debt rated A-1+ by S&P; or

                  (vi)     engage in short sale transactions; or

                  (vii) purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the RP are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the RP Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as the RP are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the RP Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the RP are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

                                    PART II.

1. REMARKETING SCHEDULE. Each Remarketing shall take place over a two-day period consisting of the Remarketing Date and the Settlement Date. Such dates or the method of establishing such dates shall be determined by the Trustees from time to time.

                  2. ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME. If the Fund intends to allocate any net capital gains or other income taxable for federal income tax purposes to any dividend on RP, the Fund may notify the Remarketing Agent and the Paying Agent of the amount to be so included seven days prior to the Remarketing on which the Applicable Dividend Rate for such dividend is to be established. Whenever the Remarketing Agent receives such notice from the Fund, it will in turn notify the holders of RP and prospective purchasers believed by it to be interested in purchasing RP in such Remarketing.

                  3. PROCEDURE FOR REMARKETING. (a) Each share of RP of a series is subject to Tender and Dividend Reset at the end of each Dividend Period for such series and may be tendered in the Remarketing which commences on the Remarketing Date immediately prior to the end of the current Dividend Period. By 9:00 a.m., New York City time, on each such Remarketing Date, the Remarketing Agent shall, after canvassing the market and considering prevailing market conditions at the time for shares of RP and similar securities, provide Beneficial Owners non-binding indications of the Applicable Dividend Rate for the next 7-day Dividend Period with respect to Series A RP or 28-day Dividend Period with respect to Series B RP; provided that, if the Trustees have designated the next Dividend Period as a Special Dividend Period, the Remarketing Agent will provide to Beneficial Owners a non-binding indication only of the Applicable Dividend Rate for such Special Dividend Period. The actual Applicable Dividend Rate for such Dividend Period may be greater than or less than the rate per annum indicated in such non-binding indications (but not greater than the applicable Maximum Dividend Rate) and will not be determined until after a Holder is required to elect to hold or sell its RP. By 12:00 noon, New York City time, on such Remarketing Date, each Holder of shares of RP must notify the Remarketing Agent of its desire, on a share-by-share basis, either to tender such share of RP at a price of $25,000 per share or to continue to hold such share for the next Dividend Period. Any notice given to the Remarketing Agent to tender or hold shares for a particular Dividend Period shall be irrevocable and may not be waived, except that the Remarketing Agent may, in its sole discretion (i) at the request of a Holder that has tendered one or more shares to the Remarketing Agent, waive such Holder's tender, and thereby enable such Holder to continue to hold the share or shares for a 7-day Dividend Period with respect to Series A RP or a 28-day Dividend Period with respect to Series B RP or a designated Special Dividend Period, as agreed to by such Holder and the Remarketing Agent at such time, so long as such tendering Holder has indicated to the Remarketing Agent that it would accept the new Applicable Dividend

Rate for such Dividend Period, such waiver to be contingent upon the Remarketing Agent's ability to remarket all shares of RP tendered in such Remarketing, and
(ii) at the request of a Holder that has elected to hold one or more of its shares of RP, waive such Holder's election with respect thereto. Notwithstanding the foregoing, any holder or prospective purchaser may informally indicate to the Remarketing Agent its Applicable Dividend Rate preferences. The Applicable Dividend Rate with respect to a Dividend Period may be greater or less than such informal rate preferences.

                  (b) The right of each Holder to tender shares of RP in a Remarketing shall be limited to the extent that (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement, (ii) shares tendered have not been called for redemption and (iii) the Remarketing Agent is able to find a purchaser or purchasers for tendered shares of RP at an Applicable Dividend Rate for a 7-day Dividend Period with respect to Series A RP or a 28-day Dividend Period with respect to Series B RP or a designated Special Dividend Period, if any, not in excess of the Maximum Dividend Rate for such Dividend Period.

                  (c) Subject to the condition set forth in the next sentence, Holders of RP that fail on a Remarketing Date for such shares to elect to tender or hold such shares will be deemed to have elected to continue to hold such shares for the next applicable Dividend Period. If, on a Remarketing Date for RP of any series, the current Dividend Period with respect to such shares is a Special Dividend Period of more than 90 days, or the succeeding Dividend Period with respect to such shares has been designated by the Board of Trustees as a Special Dividend Period of more than 90 days, then Holders of such shares that fail to tender or hold such shares will be deemed to have elected to tender such shares.

                  4. DETERMINATION OF APPLICABLE DIVIDEND RATES. (a) By 3:00 p.m., New York City time, on each Remarketing Date, the Remarketing Agent shall determine the Applicable Dividend Rate to the nearest one-thousandth (0.001) of one percent per annum for the next Dividend Period. The Applicable Dividend Rate for each such Dividend Period, except as otherwise required herein, shall be the dividend rate per annum which the Remarketing Agent determines, in its sole judgment, to be the lowest rate that will enable it to remarket on behalf of the Holders thereof the shares of RP in such Remarketing and tendered to it on such Remarketing Date at a price of $25,000 per share.

                  (b) If no Applicable Dividend Rate shall have been established on a Remarketing Date in a Remarketing for the next Dividend Period, for any reason (other than because there is no Remarketing Agent or the Remarketing Agent is not required to conduct a Remarketing pursuant to the terms of the Remarketing Agreement), then the Remarketing Agent, in its sole discretion, shall, if necessary and except during a Non-Payment Period, after taking into account market conditions as reflected in the prevailing yields on fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields on fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred shares, determine the Applicable Dividend Rate that would be the rate per annum that would be the initial dividend rate fixed in an offering on such Remarketing Date, assuming in each case a comparable dividend period, issuer and security. If there is no Remarketing because there is no Remarketing Agent or the Remarketing Agent is not required to conduct a Remarketing pursuant to the Remarketing Agreement, then, except during a Non-Payment Period, the Applicable Dividend Rate for the subsequent Dividend Period and for each subsequent Dividend Period for which no Remarketing takes place because of the foregoing shall be the applicable Maximum Dividend Rate and the next succeeding Dividend Period shall be a 7-day Dividend Period.

                  (c) In determining such Applicable Dividend Rate, the Remarketing Agent shall, after taking into account market conditions as reflected in the prevailing yields on fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred shares determined for the purpose of providing non-binding indications of the Applicable Dividend Rate to Holders and potential purchasers of shares of RP, (i) consider the number of shares of RP tendered and the number of shares of RP potential purchasers are willing to purchase and (ii) contact by telephone or otherwise current and potential Holders of shares of RP subject to Tender and Dividend Reset to ascertain the dividend rates at which they would be willing to hold shares of RP.

                  (d) The Applicable Dividend Rate shall be determined as aforesaid by the Remarketing Agent in its sole discretion (except as otherwise provided in this Statement with respect to an Applicable Dividend Rate that shall be the Non-Payment Period Rate or the Maximum Dividend Rate) and shall be conclusive and binding on Holders.

                  (e) Except during a Non-Payment Period, the Applicable Dividend Rate for any Dividend Period shall not be more than the applicable Maximum Dividend Rate.

                  5. ALLOCATION OF SHARES; FAILURE TO REMARKET AT $25,000 PER SHARE. (a) If the Remarketing Agent is unable to remarket by 3:00 p.m., New York City time, on a Remarketing Date all shares of RP tendered to it in the related Remarketing at a price of $25,000 per share, (i) each Holder that tendered or was deemed to have tendered shares of RP for sale shall sell a number of shares of RP on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agent in its sole discretion, based on the number of orders to purchase shares of RP in such Remarketing, and (ii) the next Dividend Period shall be a 7-day Dividend Period and the Applicable Dividend Rate shall be the Maximum Dividend Rate for a 7-day Dividend Period.

                  (b) If the allocation procedures described above would result in the sale of a fraction of a share of RP, the Remarketing Agent shall, in its sole discretion, round up or down the number of shares of RP sold by each Holder on the applicable Settlement Date so that each share sold by a Holder shall be a whole share of RP, and the total number of shares sold equals the total number of shares purchased on such Settlement Date.

                  6. NOTIFICATION OF RESULTS; SETTLEMENT. (a) Subject to a failure to remarket as described in Part II, Section 5 of this Statement, by telephone at approximately 3:30 p.m., New York City time, on each Remarketing Date, the Remarketing Agent shall advise each Holder of tendered shares and each purchaser thereof (or the Agent Member thereof) (i) of the number of shares such Holder or purchaser is to sell or purchase and (ii) to give instructions to its Agent Member to deliver such shares against payment therefor or to pay the purchase price against delivery as appropriate. The Remarketing Agent will also advise each Holder or purchaser that is to continue to hold, or to purchase, shares with a Dividend Period beginning on the Business Day following such Remarketing Date of the Applicable Dividend Rate for such shares.

                  (b) In accordance with the Securities Depository's normal procedures, on the Settlement Date, the transactions described above with respect to each share of RP shall be executed through the Securities Depository, if the Securities Depository or its nominee holds or is to hold the certificate relating to the shares to be purchased, and the accounts of the respective Agent Members of the Securities Depository shall be debited and credited and shares delivered by book entry as necessary to effect the purchases and sales of shares of RP in the related Remarketing. Purchasers of shares of RP shall make payment to the Paying Agent in same-day funds against delivery to other purchasers or their nominees of one or more certificates representing shares of RP, or, if the Securities Depository or its nominee holds or is to hold the certificate relating to the shares to be purchased, through their Agent Members in same-day funds to the Securities Depository against delivery by book entry of shares of RP through their Agent Members. The Securities Depository shall make payment in accordance with its normal procedures. If the certificate for a series of RP is not held by the Securities Depository or its nominee, payment with respect to shares of such series will be made in same-day funds to the Paying Agent against delivery of certificates for such shares. As long as the Securities Depository or its nominee holds the certificates representing the RP of each series, no share certificates will need to be delivered by any selling Holder to reflect any transfer of RP effected in a Remarketing.

                  (c) If any Holder selling shares of RP in a Remarketing fails to deliver such shares, the Agent Member of such selling Holder and of any other person that was to have purchased shares of RP in such Remarketing may deliver to any such other person a number of whole shares of RP that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of RP to be so delivered shall be determined by such Agent Member. Delivery of such lesser number of shares of RP shall constitute good delivery.

                  (d) The Remarketing Agent and the Securities Depository each will use its reasonable commercial efforts to meet the timing requirements set forth in paragraphs (a) and (b) above; provided that, in the event that there is a delay in the occurrence of any delivery or other event connected with a Remarketing, the Remarketing Agent and the Securities Depository each will use its reasonable commercial efforts to accommodate such delay in furtherance of the Remarketing.

                  (e) Notwithstanding any of the foregoing provisions of this
Section 6, the Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing, provided any such modification does not adversely affect the Holders of RP or the Fund.

                  7. PURCHASE OF SHARES OF RP BY REMARKETING AGENT. The Remarketing Agent may purchase for its own accounts shares of RP in a Remarketing, provided that it purchases all tendered (or deemed tendered) shares of RP not sold in such Remarketing to other purchasers and that the Applicable Dividend Rate established with respect to such shares in such Remarketing is no higher than the Applicable Dividend Rate that would have been established if the Remarketing Agent had not purchased such shares. Except as provided in the previous sentence, the Remarketing Agent shall not be obligated to purchase any shares of RP that would otherwise remain unsold in a Remarketing. If the Remarketing Agent owns any shares of RP subject to a Remarketing immediately prior to such Remarketing and if all shares of RP have been sold in such Remarketing, then the Remarketing Agent may sell such number of its shares in such Remarketing as there are outstanding orders to purchase that have not been filled by shares tendered for sale by other Holders. Neither the Fund, the Paying Agent nor the Remarketing Agent shall be obligated in any case to provide funds to make payment to a Holder upon such Holder's tender of its shares of RP in a Remarketing unless, in each case, such shares of RP were acquired for the account of the Fund, the Paying Agent or the Remarketing Agent, as the case may be.

                  8. APPLICABLE DIVIDEND RATE DURING A NON-PAYMENT PERIOD. So long as a Non-Payment Period shall continue, paragraphs 1, 2, 3, 4, 5, 6 and 7 of this Part II shall not be applicable to any of the shares of RP and the shares of RP shall not be subject to Tender and Dividend Reset and the Applicable Dividend Rate shall be the Non-Payment Period Rate.

                  9. TRANSFERS. Unless the Fund has elected, during a Non-Payment Period, to waive this requirement, ownership of such shares of RP will be maintained in book entry form by the Securities Depository, for the account of a designated Agent Member which, in turn, shall maintain records of such purchaser's beneficial ownership. Furthermore, unless the Fund shall have elected, during a Non-Payment Period, to waive this requirement, a Beneficial Owner may sell, transfer or otherwise dispose of any shares of RP held by it only pursuant to orders placed in a Remarketing or, in the case of any transfer other than pursuant to a Remarketing, if such Beneficial Owner or its Agent Member advises the Remarketing Agent of such transfer and the Remarketing Agent is provided such information about the new Beneficial Owner as may be required by the Paying Agent.

                  10. MISCELLANEOUS. To the extent permitted by applicable law, the Trustees of the Fund may interpret or adjust the provisions hereof to resolve any inconsistency or ambiguity, or to remedy any formal defect.

                  11. SECURITIES DEPOSITORY; SHARE CERTIFICATES. (a) If there is a Securities Depository, one certificate for each series of RP shall be issued to the

Securities Depository and registered in the name of the Securities Depository or its nominee. Each such certificate shall bear a legend to the effect that such certificate is issued subject to the provisions contained in this Certificate of Vote. Unless the Fund shall have elected, during a Non-Payment Period, to waive this requirement, the Fund will also issue stop-transfer instructions to the Paying Agent for the shares of RP. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the only holder of certificates representing shares of RP, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares.

                  (b) If the Applicable Dividend Rate applicable to any series of RP shall be the Non-Payment Period Rate or there is no Securities Depository, the Fund may at its option issue one or more new certificates with respect to such series (without the legend referred to in paragraph 10(a) of this Part II) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instructions referred to in paragraph 10(a) of this Part II with respect to such series.

                  IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of December 14, 1993.


                                        --------------------------------
                                        Ronald A. Nyberg
                                        Vice President and Secretary



State of Illinois )
                  )        ss
County of DuPage  )

                  Then personally appeared before me Ronald A. Nyberg, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Merritt Select Sector Municipal Trust.


                                        Before me,


                                        --------------------------------
                                        Notary Public


My commission expires:
                      ----------------------

                                   APPENDIX C


                          ACQUIRING FUND ANNUAL REPORT
                             DATED OCTOBER 31, 2004

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Select Sector Municipal Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

SELECT SECTOR MUNICIPAL TRUST
SYMBOL: VKL
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (11/26/93)        6.85%          5.05%

10-year                           8.99           9.73

5-year                            9.86          10.82

1-year                            8.73           7.37
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Select Sector Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak, Executive Director; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the Fed) caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first 10 months of 2004 (the final 10 months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change at any time without notice.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both an NAV basis and a market price basis, the trust outperformed its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

Interest rates spent much of the period at or near historic lows. Given these levels, our analysis indicated that there was little room for rates to fall further, and that as a result, rates were more likely to go up than down over the intermediate term. This analysis led us to reduce the trust's interest-rate sensitivity to a level that was less than that of its benchmark. While this approach served the trust well when rates rose in the late spring and early summer, it was overall a drag on performance for the one-year period.

With interest rates at such low levels, several of the trust's holdings were called away by issuers seeking to refinance their bonds at lower yields. Several of the trust's shorter maturity bonds were also prerefunded, and we sold many of these securities to take advantage of more compelling opportunities elsewhere. We reinvested the proceeds into securities that we believed had attractive total-return prospects, emphasizing bonds in the 13- to 18-year portion of the yield curve, especially those with the relatively lower interest-rate sensitivity. These bonds offer the dual benefit of a strong income stream and moderate vulnerability to shifting interest rates.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

---------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS MUNICIPAL
        NAV      MARKET PRICE          BOND INDEX

       8.73%        7.37%                 6.03%
---------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

We continued to pursue relative-value opportunities at the long end of the market, buying securities when they offered attractive value and selling them once they met our performance targets in order to reinvest the proceeds elsewhere. As part of our conservative approach to interest-rate positioning, we also trimmed the trust's holdings of highly rate-sensitive zero coupon bonds.

We remained focused on keeping the trust's risk profile within a reasonable range through attention to credit quality and diversification. By the end of the 12-month period, more than 75 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were health care, public building, and transportation.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              68.0%
AA/Aa                                                                 7.7
A/A                                                                  11.7
BBB/Baa                                                               4.2
BB/Ba                                                                 0.9
Non-Rated                                                             7.5

TOP 5 SECTORS AS OF 10/31/04

Health Care                                                          18.7%
Public Building                                                      11.3
Transportation                                                       10.8
Public Education                                                      9.4
General Purpose                                                       7.0
SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
New York                                                             13.1%
Missouri                                                              8.0
California                                                            6.7
Illinois                                                              6.3
Texas                                                                 6.2
Puerto Rico                                                           5.9
Louisiana                                                             5.7
Ohio                                                                  5.4
Colorado                                                              4.9
New Jersey                                                            4.1
Florida                                                               4.0
South Dakota                                                          3.5
Washington                                                            3.0
New Mexico                                                            2.8
Oklahoma                                                              2.7
Kansas                                                                2.3
North Carolina                                                        1.8
Iowa                                                                  1.7
South Carolina                                                        1.5
Alabama                                                               1.5
Massachusetts                                                         1.3
Kentucky                                                              1.3
Wisconsin                                                             1.2

                                                 (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
                                           (continued from previous page)
Pennsylvania                                                          1.1
Oregon                                                                1.1
Nevada                                                                1.1
Indiana                                                               1.0
Maryland                                                              0.8
                                                                    -----
Total Investments                                                   100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  148.7%
          ALABAMA  2.2%
$1,315    Alabama St Univ Rev Gen Tuition & Fee Ser B
          (Prerefunded @ 01/01/12) (MBIA Insd)............ 5.250%   03/01/33   $  1,501,954
                                                                               ------------

          CALIFORNIA  10.3%
 1,420    California St (AMBAC Insd)...................... 5.125    10/01/27      1,480,449
 1,000    California St Dept Wtr Res Pwr Rev Ser A........ 5.750    05/01/17      1,135,590
 1,000    California St Dept Wtr Res Pwr Rev Ser A (AMBAC
          Insd)........................................... 5.500    05/01/16      1,142,280
 1,500    Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)
          (a)............................................. 5.250    07/01/19      1,655,250
 1,465    Los Angeles Cnty, CA Met Transn Auth Sales Tax
          Rev Prop C 2nd Sr Ser A Rfdg (AMBAC Insd)....... 5.000    07/01/23      1,511,030
                                                                               ------------
                                                                                  6,924,599
                                                                               ------------
          COLORADO  7.5%
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A (Escrowed to Maturity)........ 5.500    03/01/32      1,050,690
 1,000    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth.................................. 6.500    11/15/31      1,099,240
 1,280    Fremont Custer & El Paso Cnty CO Sch Dist No
          RE-2 Fremont (FSA Insd)......................... 5.250    12/01/21      1,398,323
 1,500    Montrose, CO Mem Hosp........................... 6.000    12/01/33      1,507,740
                                                                               ------------
                                                                                  5,055,993
                                                                               ------------
          FLORIDA  1.5%
 1,000    Escambia Cnty, FL Hlth Fac Auth Hlth Fac Rev FL
          Hlthcare (AMBAC Insd)........................... 5.950    07/01/20      1,027,260
                                                                               ------------

          ILLINOIS  9.6%
 1,000    Chicago, IL Brd of Ed (Prerefunded @ 12/01/10)
          (FGIC Insd)..................................... 5.500    12/01/31      1,142,400
 2,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser A Rfdg (AMT) (MBIA Insd)............... 5.375    01/01/32      2,069,560
   935    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Ser A (ACA Insd)................................ 6.500    12/01/08      1,053,343
 1,000    Chicago, IL Wastewtr Transmission Rev Second
          Lien (Prerefunded @ 01/01/10) (MBIA Insd)....... 6.000    01/01/30      1,161,970
 1,000    Illinois Fin Auth Rev Northwestern Mem Hosp Ser
          A............................................... 5.500    08/15/43      1,040,080
                                                                               ------------
                                                                                  6,467,353
                                                                               ------------
          INDIANA  1.5%
 1,000    Indiana St Dev Fin Auth Rev Rfdg (AMT).......... 5.950    08/01/30      1,024,560
                                                                               ------------

          IOWA  2.6%
 1,515    Des Moines, IA Pub Pkg Sys Rev Ser A (FGIC
          Insd)........................................... 5.750    06/01/14      1,720,358
                                                                               ------------

                                             See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          KANSAS  3.6%
$1,735    Cowley Cnty, KS Uni Sch Dist No 465 Winfield
          Impt Rfdg (MBIA Insd) (d)....................... 5.250%   10/01/21   $  1,897,014
   500    Overland Park, KS Dev Corp Rev First Tier Ser
          A............................................... 7.375    01/01/32        511,775
                                                                               ------------
                                                                                  2,408,789
                                                                               ------------
          KENTUCKY  2.1%
 1,280    Kenton Cnty, KY Arpt Brd Arpt Rev Cincinnati/
          Northn KY Intl Ser A Rfdg (AMT) (MBIA Insd)..... 6.100    03/01/07      1,387,469
                                                                               ------------

          LOUISIANA  8.8%
 1,000    Louisiana Hsg Fin Agy Rev Azalea Estates Ser A
          Rfdg (AMT) (GNMA Collateralized)................ 5.375    10/20/39      1,015,880
 1,750    Saint Charles Parish, LA Environmental Impt Rev
          LA Pwr & Lt Co Proj Ser A (AMT) (AMBAC Insd).... 6.875    07/01/24      1,808,835
 3,000    Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
          & Lt Co Proj Ser A (AMT) (FSA Insd)............. 7.500    06/01/21      3,091,500
                                                                               ------------
                                                                                  5,916,215
                                                                               ------------
          MARYLAND  1.2%
   800    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Salisbury Ser A.................. 6.000    06/01/19        831,600
                                                                               ------------

          MASSACHUSETTS  2.0%
 1,235    Massachusetts St Indl Fin Agy Rev Wtr Treatment
          Amern Hingham (AMT)............................. 6.750    12/01/20      1,315,386
                                                                               ------------

          MISSOURI  12.2%
 1,250    Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare
          Fac Rev Southeast MO Hosp Assoc................. 5.625    06/01/27      1,274,338
 3,855    Missouri St Hlth & Ed Fac Auth Hlth Fac Rev SSM
          Hlthcare Ser AA Rfdg (MBIA Insd)................ 6.400    06/01/10      4,530,088
 2,250    Saint Charles, MO Ctfs Partn Ser B.............. 5.500    05/01/18      2,421,540
                                                                               ------------
                                                                                  8,225,966
                                                                               ------------
          NEVADA  1.7%
 1,000    Clark Cnty, NV Indl Dev Rev Southwest Gas Corp
          Proj Ser A (AMT) (AMBAC Insd)................... 5.250    07/01/34      1,032,000
   140    Nevada Hsg Div Single Family Pgm Ser E (AMT)
          (FHA Gtd)....................................... 6.900    10/01/14        143,025
                                                                               ------------
                                                                                  1,175,025
                                                                               ------------
          NEW JERSEY  6.3%
 1,000    New Jersey Econ Dev Auth Rev Cigarette Tax...... 5.500    06/15/31      1,007,060
 3,000    New Jersey St Transn Tr Fd Auth Transn Sys Ser A
          (FGIC Insd)..................................... 5.000    06/15/21      3,216,570
                                                                               ------------
                                                                                  4,223,630
                                                                               ------------

See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW MEXICO  4.3%
$1,500    Jicarilla, NM Apache Nation Rev Adj Ser A
          (Acquired 10/23/03, Cost $1,514,910) (b)........ 5.000%   09/01/18   $  1,574,220
 1,250    Jicarilla, NM Apache Nation Rev Adj Ser A
          (Acquired 10/23/03, Cost $1,275,475) (b)........ 5.500    09/01/23      1,335,588
                                                                               ------------
                                                                                  2,909,808
                                                                               ------------
          NEW YORK  20.1%
 1,500    New York City Hsg Dev Corp Multi-Family Hsg Rev
          Ser A (AMT)..................................... 5.500    11/01/34      1,549,770
   920    New York City Indl Dev Agy Civic Fac Rev Touro
          College Proj Ser A (Acquired 6/25/99, Cost
          $920,000) (b)................................... 6.350    06/01/29        886,199
 2,000    New York St Dorm Auth Lease Rev Court Fac Ser
          A............................................... 5.500    05/15/20      2,191,780
   190    New York St Dorm Auth Rev Mental Hlth Svc Fac
          (FSA Insd)...................................... 5.875    08/15/16        218,247
 1,555    New York St Dorm Auth Rev Mental Hlth Svc Fac
          (Prerefunded @ 08/15/10) (FSA Insd) (d)......... 5.875    08/15/16      1,801,390
 2,000    New York St Dorm Auth Rev Secd Hosp Gen Hosp Ser
          N Rfdg.......................................... 5.750    02/15/18      2,247,120
 1,500    New York St Med Care Fac Fin Agy Rev NY Hosp Ser
          A (Prerefunded @ 02/15/05) (AMBAC Insd)......... 6.800    08/15/24      1,552,095
 1,990    New York St Mtg Agy Rev Ser 101 (AMT)........... 5.400    04/01/32      2,052,088
 1,000    Sales Tax Asset Receivable NY Rev Ser A (MBIA
          Insd) (c)....................................... 5.000    10/15/21      1,078,820
                                                                               ------------
                                                                                 13,577,509
                                                                               ------------
          NORTH CAROLINA  2.8%
 1,700    North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev Ser A (MBIA Insd)........................... 5.250    01/01/19      1,856,077
                                                                               ------------

          OHIO  8.2%
 1,500    Akron, OH Ctf Part Akron Muni Baseball Stad
          Proj............................................ 6.900    12/01/16      1,617,045
 2,000    Akron, OH Income Tax Rev Cmnty Learning Ctrs Ser
          A (FGIC Insd)................................... 5.250    12/01/19      2,210,520
 1,650    Toledo Lucas Cnty, OH Port Auth Dev Rev
          Northwest OH Bd Fd Ser C (AMT).................. 6.375    11/15/32      1,719,498
                                                                               ------------
                                                                                  5,547,063
                                                                               ------------

                                               See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          OKLAHOMA  4.1%
$  415    Oklahoma Hsg Fin Agy Single Family Mtg Rev
          Homeownership Ln Pgm Ser A (AMT) (GNMA
          Collateralized)................................. 7.050%   09/01/26   $    415,635
 1,000    Sapula, OK Muni Auth Cap Impt & Rfdg
          (Prerefunded @ 07/01/10) (FSA Insd)............. 5.750    07/01/30      1,159,080
 1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev (AMBAC
          Insd)........................................... 6.250    11/01/22      1,168,420
                                                                               ------------
                                                                                  2,743,135
                                                                               ------------
          OREGON  1.7%
 1,000    Portland, OR Swr Sys Rev Ser A (FGIC Insd)...... 5.750    08/01/18      1,136,680
                                                                               ------------

          PENNSYLVANIA  1.7%
 1,000    Hempfield, PA Area Sch Dist Westmoreland Cnty
          Ser A (FGIC Insd)............................... 5.250    03/15/19      1,111,910
                                                                               ------------

          SOUTH CAROLINA  2.3%
 1,500    South Carolina Jobs Econ Dev Auth Indl Rev SC
          Elec & Gas Co Proj Ser A (AMBAC Insd)........... 5.200    11/01/27      1,578,675
                                                                               ------------

          SOUTH DAKOTA  5.3%
 2,115    Minnehaha Cnty, SD Ltd Tax Ctfs Partn (FSA Insd)
          (c) (d)......................................... 5.000    12/01/20      2,273,921
 1,250    South Dakota St Hlth & Ed Fac Auth Rev
          Children's Care Hosp Rfdg....................... 6.125    11/01/29      1,329,050
                                                                               ------------
                                                                                  3,602,971
                                                                               ------------
          TEXAS  9.6%
 2,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
          (AMT) (FSA Insd)................................ 5.500    11/01/21      2,170,640
 2,000    Houston, TX Util Sys Rev Comb First Lien Ser A
          Rfdg (FSA Insd)................................. 5.250    05/15/21      2,187,560
 2,000    North Cent TX Hlth Fac Dev Corp Rev Hosp
          Childrens Med Ctr Dallas (AMBAC Insd)........... 5.250    08/15/32      2,088,600
                                                                               ------------
                                                                                  6,446,800
                                                                               ------------
          WASHINGTON  4.6%
 1,500    Chelan Cnty, WA Pub Util Dist No 001 Cons Rev
          Chelan Hydro Ser A (AMT) (MBIA Insd)............ 5.600    01/01/36      1,591,170
 1,370    Energy Northwest WA Elec Rev Proj No 3 Ser A
          Rfdg (FSA Insd)................................. 5.500    07/01/18      1,539,976
                                                                               ------------
                                                                                  3,131,146
                                                                               ------------
          WISCONSIN  1.9%
 1,205    Wisconsin St Hlth & Ed Fac Auth Rev (ACA
          Insd)........................................... 6.150    05/15/25      1,276,481
                                                                               ------------

See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PUERTO RICO  9.0%
$4,800    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev Ser
          Y (FSA Insd) (a)................................ 6.250%   07/01/21   $  6,087,648
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  148.7%
  (Cost $93,500,616)........................................................    100,212,060
SHORT-TERM INVESTMENTS  4.6%
  (Cost $3,100,000).........................................................      3,100,000
                                                                               ------------

TOTAL INVESTMENTS  153.3%
  (Cost $96,600,616)........................................................    103,312,060
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.8%)...............................     (1,882,878)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (50.5%).................    (34,018,445)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 67,410,737
                                                                               ============

    Percentages are calculated as a percentage of net assets applicable to common shares.

(a) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b) This security is restricted and may be resold only in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. Restricted securities comprise 5.6% of net assets applicable to common shares.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) The Trust owns 100% of the bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corporation

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Company

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $96,600,616)........................  $103,312,060
Cash........................................................        70,601
Receivables:
  Interest..................................................     1,716,929
  Investments Sold..........................................        25,211
Other.......................................................         2,685
                                                              ------------
    Total Assets............................................   105,127,486
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,323,702
  Investment Advisory Fee and Administrative Fees...........        51,381
  Variation Margin on Futures...............................        24,469
  Dividends Payable--Common Shares..........................        14,356
  Other Affiliates..........................................         5,887
Trustees' Deferred Compensation and Retirement Plans........       200,900
Accrued Expenses............................................        77,609
                                                              ------------
    Total Liabilities.......................................     3,698,304
Preferred Shares (including accrued distributions)..........    34,018,445
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 67,410,737
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($67,410,737 divided by
  4,682,128 shares outstanding).............................  $      14.40
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................  $     46,821
Paid in Surplus.............................................    61,643,554
Net Unrealized Appreciation.................................     6,641,008
Accumulated Undistributed Net Investment Income.............       843,262
Accumulated Net Realized Loss...............................    (1,763,908)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 67,410,737
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $ 34,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $101,410,737
                                                              ============

See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $5,106,766
                                                              ----------
EXPENSES:
Investment Advisory and Administrative Fees.................     631,888
Preferred Share Maintenance.................................     109,729
Trustees' Fees and Related Expenses.........................      65,574
Legal.......................................................      19,704
Custody.....................................................       7,802
Other.......................................................     106,257
                                                              ----------
    Total Expenses..........................................     940,954
                                                              ----------
NET INVESTMENT INCOME.......................................  $4,165,812
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  395,638
  Futures...................................................    (487,983)
                                                              ----------
Net Realized Loss...........................................     (92,345)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   5,098,380
                                                              ----------
  End of the Period:
    Investments.............................................   6,711,444
    Futures.................................................     (70,436)
                                                              ----------
                                                               6,641,008
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,542,628
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,450,283
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (379,890)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $5,236,205
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 4,165,812         $ 4,384,973
Net Realized Gain/Loss..................................        (92,345)          3,243,660
Net Unrealized Appreciation/Depreciation During the
  Period................................................      1,542,628          (1,833,795)

Distributions to Preferred Shareholders:
  Net Investment Income.................................       (379,890)           (354,275)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      5,236,205           5,440,563

Distributions to Common Shareholders:
  Net Investment Income.................................     (3,829,716)         (4,136,410)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      1,406,489           1,304,153

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     66,004,248          64,700,095
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $843,262 and $922,226,
  respectively).........................................    $67,410,737         $66,004,248
                                                            ===========         ===========

See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 14.10    $ 13.82    $ 13.80
                                                              -------    -------    -------
  Net Investment Income.....................................      .89        .94        .99
  Net Realized and Unrealized Gain/Loss.....................      .31        .30        .01
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................     (.08)      (.08)      (.10)
                                                              -------    -------    -------
Total from Investment Operations............................     1.12       1.16        .90
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.82)      (.88)      (.88)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 14.40    $ 14.10    $ 13.82
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 12.87    $ 12.78    $ 12.80
Total Return (b)............................................    7.37%      6.87%     10.43%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $  67.4    $  66.0    $  64.7
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.42%      1.42%      1.39%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.27%      6.67%      7.24%
Portfolio Turnover..........................................      41%        50%        47%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .94%       .94%       .91%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.70%      6.14%      6.49%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    1,360      1,360      1,360
Asset Coverage Per Preferred Share (e)......................  $74,580    $73,540    $72,583
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002, was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares by 0.15%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------
      2001      2000       1999       1998      1997      1996      1995
--------------------------------------------------------------------------
     $ 12.95   $ 12.49   $  14.14   $  13.61   $ 12.92   $ 12.83   $ 11.51
     -------   -------   --------   --------   -------   -------   -------
         .99       .98        .98        .99       .98       .98       .99
         .84       .50      (1.67)       .52       .66       .07      1.39
        (.24)     (.30)      (.24)      (.26)     (.26)     (.26)     (.29)
     -------   -------   --------   --------   -------   -------   -------
        1.59      1.18       (.93)      1.25      1.38       .79      2.09
        (.74)     (.72)      (.72)      (.72)     (.69)     (.70)     (.77)
     -------   -------   --------   --------   -------   -------   -------
     $ 13.80   $ 12.95   $  12.49   $  14.14   $ 13.61   $ 12.92   $ 12.83
     =======   =======   ========   ========   =======   =======   =======

     $ 12.40   $ 10.75   $10.6875   $13.3125   $ 11.75   $10.625   $ 10.75
      22.63%     7.56%    -14.88%     19.91%    17.46%     5.35%    19.87%
     $  64.6   $  60.7   $   58.5   $   66.2   $  63.7   $  60.5   $  60.1
       1.39%     1.50%      1.46%      1.47%     1.53%     1.55%     1.68%
       7.37%     7.83%      7.21%      7.11%     7.50%     7.67%     8.13%
         33%       41%        59%        44%       39%       47%       84%

        .90%      .95%       .95%       .97%      .99%      .99%     1.05%
       5.58%     5.46%      5.42%      5.22%     5.50%     5.62%     5.77%

       1,360     1,360      1,360      1,360     1,360     1,360     1,360
     $72,503   $69,597   $ 67,984   $ 73,695   $71,839   $69,489   $69,164
     $25,000   $25,000   $ 25,000   $ 25,000   $25,000   $25,000   $25,000
     $25,000   $25,000   $ 25,000   $ 25,000   $25,000   $25,000   $25,000

See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's primary investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had $3,323,702 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

accumulated capital loss carryforward for tax purposes of $1,239,611 of which $811,767 will expire on October 31, 2007, $377,248 will expire on October 31, 2010 and $50,596 will expire on October 31, 2012.

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $96,540,675
                                                                ===========
Gross tax unrealized appreciation...........................    $ 6,815,182
Gross tax unrealized depreciation...........................        (43,797)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 6,771,385
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to book to tax accretion differences totaling $35,170 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions and gains or losses recognized for tax purposes on open future transactions on October 31, 2004.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective June 1, 2004, the annual fee was reduced from .65% to .60%. In addition, effective November 1, 2004, the annual fee was reduced from .60% to ..55%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $6,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $25,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $42,021,952 and $40,677,458, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    Transactions in futures contracts for the year ended October 31, 2004 were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2003.............................      32
Futures Opened..............................................     453
Futures Closed..............................................    (386)
                                                                ----
Outstanding at October 31, 2004.............................      99
                                                                ====

    The futures contracts outstanding as of October 31, 2004 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
10-Year U.S. Treasury Notes Future December 2004 (Current
  Notional Value of $113,563 per contract)..................     18          $(20,531)
5-Year U.S. Treasury Notes Future December 2004 (Current
  Notional Value of $111,375 per contract)..................     81           (49,905)
                                                                 --          --------
                                                                 99          $(70,436)
                                                                 ==          ========

5. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on October 31, 2004 was 1.550%. During the year ended October 31, 2004, the rates ranged from 0.8500% to 1.600%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Select Sector Municipal
Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Select Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Select Sector Municipal Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

VAN KAMPEN SECTOR MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 100.0% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
David C. Arch..............................................  4,145,171            142,236
Jerry D. Choate............................................  4,146,853            140,554
Howard J Kerr..............................................  4,149,020            138,387
Suzanne H. Woolsey.........................................  4,140,953            146,454

The other trustees of the Trust whose terms did not expire in 2004 are J. Miles Branagan, Rod Dammeyer, Linda Hutton Heagy, R. Craig Kennedy, Mitchell M. Merin, Jack E. Nelson, Richard F. Powers, III, Hugo F. Sonnenschein and Wayne W. Whalen.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1993  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1993  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1993  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

      your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VKL ANR
                                                 12/04 RN04-02830P-Y10/04

Item 1. Reports to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Select Sector Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

SELECT SECTOR MUNICIPAL TRUST
SYMBOL: VKL
-----------------------------------------------------------
AVERAGE ANNUAL                         BASED ON    BASED ON
TOTAL RETURNS                            NAV        MARKET

Since Inception (11/26/93)               6.88%       4.92%

10-year                                  8.26        7.85

5-year                                  10.09       10.81

1-year                                  10.85       12.36

6-month                                  3.65        0.99
-----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Select Sector Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak and John Reynoldson, Executive Directors of the Adviser; and Robert Wimmel, Vice President of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

--------------------------------------------------------------
                       BASED ON       LEHMAN BROTHERS
        BASED ON        MARKET           MUNICIPAL
          NAV           PRICE            BOND INDEX

         3.65%          0.99%              1.93%
--------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

The trust's overall credit exposure remained tilted toward higher-quality securities, with 74 percent of its exposure at the end of the period in bonds rated AA or better. However, we also took advantage of opportunities to include BBB rated securities in the portfolio when our analysts identified securities with attractive structures and yield characteristics. By the end of the period, bonds rated BBB represented 10 percent of the portfolio, an allocation which proved beneficial as the market favored higher-coupon securities.

Much of our relative-value trading activity was focused on selling issues that had been pre-refunded. We kept the trust well diversified across the major sectors of the municipal bond market. The top three sector exposures at the end of the period were health care, public building and transportation.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 4/30/05
AAA/Aaa                                                          59.3%
AA/Aa                                                            15.1
A/A                                                              14.5
BBB/Baa                                                          10.2
BB/Ba                                                             0.9

TOP 5 SECTORS AS OF 4/30/05
Health Care                                                      24.3%
Public Building                                                  13.4
Transportation                                                    7.6
Public Education                                                  7.2
Retail Elec/Gas/Telephone                                         6.4

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 4/30/05
New York                                                         11.2%
California                                                       10.3
Missiouri                                                         8.1
Illinois                                                          6.7
Texas                                                             6.4
Puerto Rico                                                       6.1
Louisiana                                                         5.8
Colorado                                                          5.2
South Dakota                                                      3.6
Connecticut                                                       3.4
Ohio                                                              3.3
Washington                                                        3.1
New Mexico                                                        2.9
West Virginia                                                     2.6
Kansas                                                            2.5
Maryland                                                          2.2
North Carolina                                                    1.8
Iowa                                                              1.7
South Carolina                                                    1.6
Oklahoma                                                          1.5
Wisconsin                                                         1.3
Massachusetts                                                     1.2
Nevada                                                            1.2
Michigan                                                          1.1
Oregon                                                            1.1
Pennsylvania                                                      1.1
Florida                                                           1.0
Indiana                                                           1.0
New Jersey                                                        1.0
                                                                ------
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY     VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  148.0%
          CALIFORNIA  15.2%
$1,420    California St (AMBAC Insd)....................... 5.125%   10/01/27  $  1,486,939
 1,000    California St Dept Wtr Res Pwr Rev Ser A......... 5.750    05/01/17     1,122,370
 1,000    California St Dept Wtr Res Pwr Rev Ser A (AMBAC
          Insd)............................................ 5.500    05/01/16     1,126,170
 1,250    California Statewide Cmntys Dev Auth Rev
          Daughters of Charity Hlth Ser A.................. 5.250    07/01/30     1,302,950
 1,500    Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)
          (a).............................................. 5.250    07/01/19     1,660,365
 1,465    Los Angeles Cnty, CA Met Transn Auth Sales Tax
          Rev Prop C 2nd Sr Ser A Rfdg (AMBAC Insd)........ 5.000    07/01/23     1,542,996
 2,000    San Jose, CA Fin Auth Lease Rev Civic Ctr Proj
          Ser B (AMBAC Insd)............................... 5.000    06/01/32     2,074,920
                                                                               ------------
                                                                                 10,316,710
                                                                               ------------

          COLORADO  7.6%
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A (Escrowed to Maturity)......... 5.500    03/01/32     1,116,660
 1,000    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth................................... 6.500    11/15/31     1,103,950
 1,280    Fremont Custer & El Paso Cnty CO Sch Dist No RE-
          2 Fremont (FSA Insd)............................. 5.250    12/01/21     1,412,902
 1,500    Montrose, CO Mem Hosp............................ 6.000    12/01/33     1,529,940
                                                                               ------------
                                                                                  5,163,452
                                                                               ------------
          CONNECTICUT  5.0%
 2,500    Connecticut St Hlth & Ed Fac Auth Rev Griffin
          Hosp Ser B (Radian Insd)......................... 5.000    07/01/20     2,615,525
   750    Connecticut St Hlth & Ed Fac Auth Rev Griffin
          Hosp Ser B (Radian Insd)......................... 5.000    07/01/23       780,915
                                                                               ------------
                                                                                  3,396,440
                                                                               ------------
          FLORIDA  1.5%
 1,000    Escambia Cnty, FL Hlth Fac Auth Hlth Fac Rev FL
          Hlthcare (AMBAC Insd)............................ 5.950    07/01/20     1,015,510
                                                                               ------------

          ILLINOIS  9.9%
 1,000    Chicago, IL Brd of Ed (Prerefunded @ 12/01/10)
          (FGIC Insd)...................................... 5.500    12/01/31     1,117,640
 2,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser A Rfdg (AMT) (MBIA Insd)................ 5.375    01/01/32     2,094,380
   935    Chicago, IL Tax Increment Alloc Sub Cent Loop Ser
          A (ACA Insd)..................................... 6.500    12/01/08     1,026,714
 1,000    Illinois Fin Auth Rev Northwestern Mem Hosp Ser
          A................................................ 5.500    08/15/43     1,072,300
 1,350    Illinois Fin Auth Student Hsg Rev MJH Ed
          Assistance IV Sr Ser A........................... 5.125    06/01/35     1,354,509
                                                                               ------------
                                                                                  6,665,543
                                                                               ------------

                                               See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY     VALUE
-------------------------------------------------------------------------------------------
          INDIANA  1.5%
$1,000    Indiana St Dev Fin Auth Rev Rfdg (AMT)........... 5.950%   08/01/30  $  1,029,440
                                                                               ------------

          IOWA  2.5%
 1,515    Des Moines, IA Pub Pkg Sys Rev Ser A (FGIC
          Insd)............................................ 5.750    06/01/14     1,684,665
                                                                               ------------

          KANSAS  3.6%
 1,735    Cowley Cnty, KS Uni Sch Dist No 465 Winfield Impt
          Rfdg (MBIA Insd) (b)............................. 5.250    10/01/21     1,914,815
   500    Overland Park, KS Dev Corp Rev First Tier Ser
          A................................................ 7.375    01/01/32       547,980
                                                                               ------------
                                                                                  2,462,795
                                                                               ------------
          LOUISIANA  8.6%
   995    Louisiana Hsg Fin Agy Rev Azalea Estates Ser A
          Rfdg (AMT) (GNMA Collateralized)................. 5.375    10/20/39     1,036,820
 1,750    Saint Charles Parish, LA Environmental Impt Rev
          LA Pwr & Lt Co Proj Ser A (AMT) (AMBAC Insd)..... 6.875    07/01/24     1,767,272
 3,000    Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr &
          Lt Co Proj Ser A (AMT) (FSA Insd)................ 7.500    06/01/21     3,015,390
                                                                               ------------
                                                                                  5,819,482
                                                                               ------------
          MARYLAND  3.3%
   800    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Salisbury Ser A................... 6.000    06/01/19       848,552
 1,350    Maryland St Hlth & Higher Ed Fac Auth Rev Civista
          Med Ctr (Radian Insd)............................ 5.000    07/01/37     1,393,011
                                                                               ------------
                                                                                  2,241,563
                                                                               ------------
          MASSACHUSETTS  1.8%
 1,145    Massachusetts St Indl Fin Agy Rev Wtr Treatment
          Amern Hingham (AMT).............................. 6.750    12/01/20     1,207,895
                                                                               ------------

          MICHIGAN  1.6%
 1,000    Kent Hosp Fin Auth Mich Rev Met Hosp Proj Ser A.. 6.250    07/01/40     1,094,540
                                                                               ------------

          MISSOURI  12.0%
 1,250    Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare
          Fac Rev Southeast MO Hosp Assoc.................. 5.625    06/01/27     1,287,888
 3,855    Missouri St Hlth & Ed Fac Auth Hlth Fac Rev SSM
          Hlthcare Ser AA Rfdg (MBIA Insd)................. 6.400    06/01/10     4,414,360
 2,250    Saint Charles, MO Ctfs Partn Ser B............... 5.500    05/01/18     2,406,870
                                                                               ------------
                                                                                  8,109,118
                                                                               ------------
          NEVADA  1.7%
 1,000    Clark Cnty, NV Indl Dev Rev Southwest Gas Corp
          Proj Ser A (AMT) (AMBAC Insd).................... 5.250    07/01/34     1,049,120
   125    Nevada Hsg Div Single Family Pgm Ser E (AMT) (FHA
          Gtd)............................................. 6.900    10/01/14       126,407
                                                                               ------------
                                                                                  1,175,527
                                                                               ------------

See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY     VALUE
-------------------------------------------------------------------------------------------
          NEW JERSEY  1.5%
$1,000    New Jersey Econ Dev Auth Rev Cigarette Tax....... 5.500%   06/15/31  $  1,045,540
                                                                               ------------

          NEW MEXICO  4.3%
 1,500    Jicarilla, NM Apache Nation Rev Adj Ser A
          (Acquired 10/23/03, Cost $1,514,910) (c)......... 5.000    09/01/18     1,568,820
 1,250    Jicarilla, NM Apache Nation Rev Adj Ser A
          (Acquired 10/23/03, Cost $1,275,475) (c)......... 5.500    09/01/23     1,341,912
                                                                               ------------
                                                                                  2,910,732
                                                                               ------------
          NEW YORK  16.5%
 1,500    New York City Hsg Dev Corp Multi-Family Hsg Rev
          Ser A (AMT)...................................... 5.500    11/01/34     1,553,265
   920    New York City Indl Dev Agy Civic Fac Rev Touro
          College Proj Ser A (Acquired 6/25/99, Cost
          $920,000) (c).................................... 6.350    06/01/29       948,741
 1,910    New York City Mun Wtr Fin Auth Wtr & Swr Sys Rev
          Ser D............................................ 5.000    06/15/39     1,991,481
 2,000    New York St Dorm Auth Lease Rev Court Fac Ser A.. 5.500    05/15/20     2,188,040
    35    New York St Dorm Auth Rev Mental Hlth Svc Fac
          (FSA Insd)....................................... 5.875    08/15/16        39,235
   155    New York St Dorm Auth Rev Mental Hlth Svc Fac
          (Prerefunded @ 08/15/10) (FSA Insd) (b).......... 5.875    08/15/16       176,047
 2,000    New York St Dorm Auth Rev Secd Hosp Gen Hosp Ser
          N Rfdg........................................... 5.750    02/15/18     2,224,480
 1,990    New York St Mtg Agy Rev Ser 101 (AMT)............ 5.400    04/01/32     2,054,914
                                                                               ------------
                                                                                 11,176,203
                                                                               ------------
          NORTH CAROLINA  2.7%
 1,700    North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          Ser A (MBIA Insd)................................ 5.250    01/01/19     1,853,170
                                                                               ------------

          OHIO  4.9%
 1,500    Akron, OH Ctf Part Akron Muni Baseball Stad
          Proj............................................. 6.900    12/01/16     1,594,665
 1,650    Toledo Lucas Cnty, OH Port Auth Dev Rev Northwest
          OH Bd Fd Ser C (AMT)............................. 6.375    11/15/32     1,728,590
                                                                               ------------
                                                                                  3,323,255
                                                                               ------------
          OKLAHOMA  2.2%
   370    Oklahoma Hsg Fin Agy Single Family Mtg Rev
          Homeownership Ln Pgm Ser A (AMT) (GNMA
          Collateralized).................................. 7.050    09/01/26       374,370
 1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev (AMBAC
          Insd)............................................ 6.250    11/01/22     1,140,730
                                                                               ------------
                                                                                  1,515,100
                                                                               ------------
          OREGON  1.7%
 1,000    Portland, OR Swr Sys Rev Ser A (FGIC Insd)....... 5.750    08/01/18     1,115,330
                                                                               ------------

                                               See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY     VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA  1.7%
$1,000    Hempfield, PA Area Sch Dist Westmoreland Cnty Ser
          A (FGIC Insd).................................... 5.250%   03/15/19  $  1,099,780
                                                                               ------------

          SOUTH CAROLINA  2.4%
 1,500    South Carolina Jobs Econ Dev Auth Indl Rev SC
          Elec & Gas Co Proj Ser A (AMBAC Insd)............ 5.200    11/01/27     1,608,075
                                                                               ------------

          SOUTH DAKOTA  5.4%
 2,115    Minnehaha Cnty, SD Ltd Tax Ctf Partn (FSA Insd)
          (b).............................................. 5.000    12/01/20     2,284,792
 1,250    South Dakota St Hlth & Ed Fac Auth Rev Children's
          Care Hosp Rfdg................................... 6.125    11/01/29     1,349,388
                                                                               ------------
                                                                                  3,634,180
                                                                               ------------
          TEXAS  9.6%
 2,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
          (AMT) (FSA Insd)................................. 5.500    11/01/21     2,171,680
 2,000    Houston, TX Util Sys Rev Comb First Lien Ser A
          Rfdg (FSA Insd).................................. 5.250    05/15/21     2,168,060
 2,000    North Cent TX Hlth Fac Dev Corp Rev Hosp
          Childrens Med Ctr Dallas (AMBAC Insd)............ 5.250    08/15/32     2,122,360
                                                                               ------------
                                                                                  6,462,100
                                                                               ------------
          WASHINGTON  4.6%
 1,500    Chelan Cnty, WA Pub Util Dist No 001 Cons Rev
          Chelan Hydro Ser A (AMT) (MBIA Insd)............. 5.600    01/01/36     1,608,405
 1,370    Energy Northwest WA Elec Rev Proj No 3 Ser A Rfdg
          (FSA Insd)....................................... 5.500    07/01/18     1,515,097
                                                                               ------------
                                                                                  3,123,502
                                                                               ------------
          WEST VIRGINIA  3.8%
 2,450    West Virginia Univ Rev Impt WV Univ Proj Ser C
          (FGIC Insd)...................................... 5.000    10/01/27     2,588,842
                                                                               ------------

          WISCONSIN  1.9%
 1,205    Wisconsin St Hlth & Ed Fac Auth Rev (ACA Insd)... 6.150    05/15/25     1,280,746
                                                                               ------------

          PUERTO RICO  9.0%
 4,800    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev Ser
          Y (FSA Insd) (a)................................. 6.250    07/01/21     6,093,264
                                                                               ------------

TOTAL INVESTMENTS  148.0%
  (Cost $94,096,886).........................................................   100,212,499
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%..................................     1,501,462
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (50.2%)..................   (34,011,774)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................  $ 67,702,187
                                                                               ============

See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b) The Trust owns 100% of the bond issuance.

(c) This security is restricted and may be resold only in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. Restricted securities comprise 5.7% of net assets applicable to common shares.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corporation

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Company

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

                                               See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $94,096,886)........................  $100,212,499
Cash........................................................        38,550
Receivables:
  Interest..................................................     1,757,977
  Variation Margin on Futures...............................        39,000
Other.......................................................         1,177
                                                              ------------
    Total Assets............................................   102,049,203
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee and Administrative Fees...........        45,675
  Dividends Payable--Common Shares..........................        13,491
  Other Affiliates..........................................         4,347
Trustees' Deferred Compensation and Retirement Plans........       210,954
Accrued Expenses............................................        60,775
                                                              ------------
    Total Liabilities.......................................       335,242
Preferred Shares (including accrued distributions)..........    34,011,774
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 67,702,187
                                                              ============
NET ASSET VALUE PER COMMON SHARE (67,702,187 divided by
  4,682,128 shares outstanding).............................  $      14.46
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................  $     46,821
Paid in Surplus.............................................    61,643,554
Net Unrealized Appreciation.................................     5,947,019
Accumulated Undistributed Net Investment Income.............       840,321
Accumulated Net Realized Loss...............................      (775,528)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 67,702,187
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $ 34,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $101,702,187
                                                              ============


See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,547,010
                                                              ----------
EXPENSES:
Investment Advisory and Administrative Fees.................     276,481
Preferred Share Maintenance.................................      56,668
Trustees' Fees and Related Expenses.........................      17,149
Legal.......................................................      11,865
Custody.....................................................       3,729
Other.......................................................      51,093
                                                              ----------
    Total Expenses..........................................     416,985
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,130,025
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  896,710
  Futures...................................................      91,670
                                                              ----------
Net Realized Gain...........................................     988,380
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   6,641,008
  End of the Period:
    Investments.............................................   6,115,613
    Futures.................................................    (168,594)
                                                              ----------
                                                               5,947,019
                                                              ----------
Net Unrealized Depreciation During the Period...............    (693,989)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  294,391
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (307,061)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $2,117,355
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE            FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            APRIL 30, 2005    OCTOBER 31, 2004
                                                           -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $ 2,130,025        $ 4,165,812
Net Realized Gain/Loss...................................        988,380            (92,345)
Net Unrealized Appreciation/Depreciation During the
  Period.................................................       (693,989)         1,542,628

Distributions to Preferred Shareholders:
  Net Investment Income..................................       (307,061)          (379,890)
                                                             -----------        -----------
Change in Net Assets Applicable to Common Shares from
  Operations.............................................      2,117,355          5,236,205

Distributions to Common Shareholders:
  Net Investment Income..................................     (1,825,905)        (3,829,716)
                                                             -----------        -----------

NET CHANGE IN NET ASSETS TO COMMON SHARES FROM INVESTMENT
  ACTIVITIES.............................................        291,450          1,406,489
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..................................     67,410,737         66,004,248
                                                             -----------        -----------
End of the Period (Including accumulated undistributed
  net investment income of $840,321 and $843,262,
  respectively)..........................................    $67,702,187        $67,410,737
                                                             ===========        ===========

See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX MONTHS
                                                               ENDED
                                                             APRIL 30,    ------------------
                                                                2005       2004       2003
                                                             -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 14.40     $ 14.10    $ 13.82
                                                              -------     -------    -------
  Net Investment Income.....................................      .45         .89        .94
  Net Realized and Unrealized Gain/Loss.....................      .07         .31        .30
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................     (.07)       (.08)      (.08)
                                                              -------     -------    -------
Total from Investment Operations............................      .45        1.12       1.16
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.39)       (.82)      (.88)
                                                              -------     -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 14.46     $ 14.40    $ 14.10
                                                              =======     =======    =======

Common Share Market Price at End of the Period..............  $ 12.60     $ 12.87    $ 12.78
Total Return (b)............................................    0.99%*      7.37%      6.87%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $  67.7     $  67.4    $  66.0
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.25%       1.42%      1.42%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.38%       6.27%      6.67%
Portfolio Turnover..........................................      16%*        41%        50%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .83%        .94%       .94%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.46%       5.70%      6.14%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    1,360       1,360      1,360
Asset Coverage Per Preferred Share (e)......................  $74,790     $74,580    $73,540
Involuntary Liquidating Preference Per Preferred Share......  $25,000     $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000     $25,000    $25,000

*  Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended October 31, 2002, was to increase net investment income per share by $.02, decrease net realized gains and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares by 0.15%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------------
     2002 (a)    2001      2000       1999       1998      1997      1996      1995
-------------------------------------------------------------------------------------
     $ 13.80    $ 12.95   $ 12.49   $  14.14   $  13.61   $ 12.92   $ 12.83   $ 11.51
     -------    -------   -------   --------   --------   -------   -------   -------
         .99        .99       .98        .98        .99       .98       .98       .99
         .01        .84       .50      (1.67)       .52       .66       .07      1.39
        (.10)      (.24)     (.30)      (.24)      (.26)     (.26)     (.26)     (.29)
     -------    -------   -------   --------   --------   -------   -------   -------
         .90       1.59      1.18       (.93)      1.25      1.38       .79      2.09
        (.88)      (.74)     (.72)      (.72)      (.72)     (.69)     (.70)     (.77)
     -------    -------   -------   --------   --------   -------   -------   -------
     $ 13.82    $ 13.80   $ 12.95   $  12.49   $  14.14   $ 13.61   $ 12.92   $ 12.83
     =======    =======   =======   ========   ========   =======   =======   =======

     $ 12.80    $ 12.40   $ 10.75   $10.6875   $13.3125   $ 11.75   $10.625   $ 10.75
      10.43%     22.63%     7.56%    -14.88%     19.91%    17.46%     5.35%    19.87%
     $  64.7    $  64.6   $  60.7   $   58.5   $   66.2   $  63.7   $  60.5   $  60.1
       1.39%      1.39%     1.50%      1.46%      1.47%     1.53%     1.55%     1.68%
       7.24%      7.37%     7.83%      7.21%      7.11%     7.50%     7.67%     8.13%
         47%        33%       41%        59%        44%       39%       47%       84%

        .91%       .90%      .95%       .95%       .97%      .99%      .99%     1.05%
       6.49%      5.58%     5.46%      5.42%      5.22%     5.50%     5.62%     5.77%

       1,360      1,360     1,360      1,360      1,360     1,360     1,360     1,360
     $72,583    $72,503   $69,597   $ 67,984   $ 73,695   $71,839   $69,489   $69,164
     $25,000    $25,000   $25,000   $ 25,000   $ 25,000   $25,000   $25,000   $25,000
     $25,000    $25,000   $25,000   $ 25,000   $ 25,000   $25,000   $25,000   $25,000

See Notes to Financial Statements

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's primary investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had no when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $1,239,611, which will expire according to the following schedule:

AMOUNT                                                           EXPIRATION
$811,767....................................................  October 31, 2007
 377,248....................................................  October 31, 2010
  50,596....................................................  October 31, 2012

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $94,031,610
                                                              ===========
Gross tax unrealized appreciation...........................  $ 6,190,396
Gross tax unrealized depreciation...........................       (9,507)
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 6,180,889
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions and gains or losses recognized for tax purposes on open future transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the annual fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $14,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,697,456 and $15,900,893, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

Treasury Bonds and Notes and typically closes the contract prior to delivery date. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended April 30, 2005 were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2004.............................      99
Futures Opened..............................................     264
Futures Closed..............................................    (207)
                                                                ----
Outstanding at April 30, 2005...............................     156
                                                                ====

    The futures contracts outstanding as of April 30, 2005 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
5-Year U.S. Treasury Notes Future June 2005 (Current
  Notional Value of $108,453 per contract)..................     156         $(168,594)

5. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on April 30, 2005 was 2.528%. During the six months ended April 30, 2005, the rates ranged from 1.156% to 2.530%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. TRUST MERGER

On May 11, 2005, the Trustees of Strategic Sector Municipal Trust ("Target Trust") announced its intention to merge the Target Trust into Select Sector Municipal Trust ("Acquiring Trust"). The Trustees of each of the trusts have approved in principal an agreement and plan of reorganization between the trusts providing for a transfer of assets and liabilities of the Target Trust to the Acquiring Trust in exchange for shares of beneficial interest of the Acquiring Trust (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Trust. The issuance of additional common shares of the Acquiring Trust is subject to the approval of the Shareholders of the Acquiring Trust.

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

VAN KAMPEN SECTOR MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VKL SAR 6/05 RN05-01335P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX D



                            TARGET FUND ANNUAL REPORT
                             DATED OCTOBER 31, 2004

Item 1. Report to Shareholders

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Strategic Sector Municipal Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

STRATEGIC SECTOR MUNICIPAL TRUST
SYMBOL: VKS
-------------------------------------------------------
AVERAGE ANNUAL                 BASED ON      BASED ON
TOTAL RETURNS                    NAV       MARKET PRICE

Since Inception (1/22/93)       7.02%          5.47%

10-year                         8.55           8.85

5-year                          9.08           9.46

1-year                          7.73          -0.36
-------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Strategic Sector Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the Fed) caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first ten months of 2004 (the final ten months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

One of our primary strategies in managing the trust was to configure its interest-rate profile for a rising interest rate environment. We did this primarily by maintaining its duration (a measure of interest-rate sensitivity) at a level lower than that of its benchmark. We also de-emphasized securities with maturities in the range of five-to-10 years given what appeared to be unattractive total-return prospects. Instead, we emphasized securities in the 15- to 20-year part of the yield curve. Many of the securities we purchased offered a compelling combination of premium-coupon income and the moderate interest-rate sensitivity of bonds with shorter maturities. While the overall duration strategy provided mixed results, the portfolio's positioning along the maturity spectrum boosted performance for the period.

In keeping with our long-term approach, we continued to engage in relative-value trading in order to take advantage of pockets of opportunity in the market. This approach generally entails buying securities that are undervalued relative to what our analysis indicates to be their total-return potential, and

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

---------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS MUNICIPAL
        NAV      MARKET PRICE          BOND INDEX

       7.73%        -0.36%                6.03%
---------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

selling them when they reach that potential in order to reinvest the assets into more promising opportunities. We took advantage of the late spring/early summer spike in yields to purchase long bonds which we later sold during a period of strong demand from individual investors. We also selectively purchased several BBB rated securities, some of which we subsequently sold at a profit thanks to investors' demand for yield-oriented securities. The trust saw significant bond call activity during the period. As we reinvested these monies, we maintained a conservative duration profile by trimming the trust's holdings of zero coupon bonds, which are highly rate sensitive.

We remained focused on controlling the trust's risk profile through attention to credit quality and diversification. By the end of the 12-month period, nearly 85 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were general purpose, public building, and industrial revenue.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                            78.4%
AA/Aa                                                               6.5
A/A                                                                 1.6
BBB/Baa                                                             8.2
BB/Ba                                                               0.4
B/B                                                                 1.0
Non-Rated                                                           3.9
TOP 5 SECTORS AS OF 10/31/04
General Purpose                                                    26.2%
Public Building                                                    14.2
Industrial Revenue                                                 10.9
Water & Sewer                                                       9.5
Transportation                                                      9.5
SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
New Jersey                                                         12.1%
California                                                         12.0
New York                                                           10.8
Illinois                                                            8.4
Washington                                                          6.7
Ohio                                                                6.6
Texas                                                               6.4
Louisiana                                                           6.2
Colorado                                                            3.8
Georgia                                                             3.2
Indiana                                                             3.0
Alabama                                                             2.8
Oklahoma                                                            2.8
Mississippi                                                         2.3
Kansas                                                              1.9
Massachusetts                                                       1.7
Kentucky                                                            1.6
North Carolina                                                      1.3
Connecticut                                                         1.3
Tennessee                                                           1.2
South Carolina                                                      1.1
Pennsylvania                                                        0.9
Florida                                                             0.7
Virginia                                                            0.7

                                               (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
                                         (continued from previous page)
Maryland                                                            0.4%
Nevada                                                              0.1
                                                                  -----
Total Investments                                                 100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  154.5%
          ALABAMA  4.6%
$6,345    Alabama St Muni Elec Auth Pwr Supply Rev Ser A
          (MBIA Insd) (i).................................  5.500%   09/01/19   $  7,198,656
                                                                                ------------

          CALIFORNIA  19.2%
 5,000    Alameda Corridor Transn Auth CA Conv-Cap Apprec
          Sub Lien Ser A Rfdg (AMBAC Insd) (a)............ 0/5.400   10/01/24      3,515,450
 3,330    Anaheim, CA Ctf Partn Anaheim Mem Hosp Assn Rfdg
          (Escrowed to Maturity) (AMBAC Insd).............  5.000    05/15/13      3,406,557
    75    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (AMT) (GNMA Collateralized).......  7.800    02/01/28         77,588
 5,110    California St (AMBAC Insd)......................  5.125    10/01/27      5,327,533
 2,000    California St Dept Wtr Res Pwr Supply Rev Ser A
          (XLCA Insd).....................................  5.375    05/01/17      2,226,720
 5,000    California St Dept Wtr Res Pwr Supply Rev Ser A
          (MBIA Insd).....................................  5.375    05/01/22      5,463,800
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Rfdg (a)........................ 0/5.800   01/15/20      4,079,700
 2,000    Los Angeles Cnty, CA Pub Wks Fin Auth Rev Sr
          Lien Ser A Rfdg (FSA Insd)......................  5.500    10/01/18      2,327,140
 3,500    Palm Springs, CA Fin Auth Lease Rev Convention
          Ctr Proj Ser A (MBIA Insd)......................  5.500    11/01/35      3,855,670
                                                                                ------------
                                                                                  30,280,158
                                                                                ------------
          COLORADO  6.1%
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
          Proj Ser B (Prerefunded @ 08/31/05).............  7.000    08/31/26      1,072,730
 5,000    Colorado Ed & Cultural Fac Charter Sch Proj
          (XLCA Insd).....................................  5.500    05/01/36      5,361,650
 1,000    Colorado Hlth Fac Auth Rev Hosp Parkview Med Ctr
          Proj............................................  6.500    09/01/20      1,096,930
 1,850    Colorado Hsg Fin Auth Multi-Family Hsg Insd Mtg
          Ser A (AMT).....................................  6.800    10/01/37      1,897,230
   140    Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          C1 (AMT)........................................  7.550    11/01/27        140,217
                                                                                ------------
                                                                                   9,568,757
                                                                                ------------
          CONNECTICUT  2.1%
 1,500    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144-A Private Placement (b)..................  6.400    09/01/11      1,604,460
 1,500    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144-A Private Placement (Prerefunded @
          09/01/07) (b)...................................  6.400    09/01/11      1,669,755
                                                                                ------------
                                                                                   3,274,215
                                                                                ------------

                                              See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          GEORGIA  5.1%
$4,000    Augusta, GA Wtr & Swr Rev (FSA Insd) (g)........  5.250%   10/01/22   $  4,365,560
 1,870    Georgia Muni Elec Auth Pwr Rev Ser A (FGIC
          Insd)...........................................  5.500    01/01/12      2,139,093
 1,425    Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
          (Escrowed to Maturity) (FGIC Insd)..............  5.500    01/01/12      1,615,423
                                                                                ------------
                                                                                   8,120,076
                                                                                ------------
          ILLINOIS  11.9%
 2,540    Chicago, IL O'Hare Intl Arpt Rev Second Lien
          Passenger Fac Ser A (AMT) (AMBAC Insd)..........  5.375    01/01/32      2,628,341
 1,700    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airl Proj Ser B Rfdg (AMT) (c) (d)..............  5.200    04/01/11        255,000
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd).........  5.500    01/01/38      5,429,450
   950    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Redev Ser A (ACA Insd)..........................  6.500    12/01/08      1,070,241
 1,635    Cook Cnty, IL Sch Dist No. 100 Berwyn South (FSA
          Insd) (i).......................................  8.100    12/01/15      2,274,236
 5,000    Cook Cnty, IL Ser A (FGIC Insd).................  5.500    11/15/31      5,413,350
 2,800    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd)...........................................    *      12/01/16      1,662,304
                                                                                ------------
                                                                                  18,732,922
                                                                                ------------
          INDIANA  4.8%
 3,065    Allen Cnty, IN War Mem Coliseum Additions Bldg
          Corp Ser A (AMBAC Insd).........................  5.750    11/01/25      3,438,654
 3,505    East Chicago, IN Elem Sch Bldg Corp First Mtg
          Rfdg (AMBAC Insd)...............................  6.250    01/05/16      4,184,725
                                                                                ------------
                                                                                   7,623,379
                                                                                ------------
          KANSAS  3.0%
 1,000    Overland Park, KS Dev Corp Rev First Tier
          Overland Park Ser A.............................  7.375    01/01/32      1,023,550
 3,500    Wamego, KS Pollutn Ctl Rev KS Gas & Elec Co Proj
          Rfdg (MBIA Insd)................................  5.300    06/01/31      3,720,745
                                                                                ------------
                                                                                   4,744,295
                                                                                ------------
          LOUISIANA  9.9%
 7,930    Ernest N Morial New Orleans LA Exhibit Hall Auth
          Spl Tax Sr Sub Ser A (AMBAC Insd) (i)...........  5.250    07/15/18      8,747,662
 2,855    Louisiana St Gas & Fuels Tax Rev Ser A (AMBAC
          Insd)...........................................  5.375    06/01/16      3,215,044
 2,000    New Orleans, LA Rfdg (FGIC Insd)................  5.500    12/01/21      2,348,280
 1,250    Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
          & Lt Co Proj (AMT) (FSA Insd)...................  7.500    06/01/21      1,288,125
                                                                                ------------
                                                                                  15,599,111
                                                                                ------------
          MARYLAND  0.7%
 1,000    Maryland St Econ Dev Corp Univ MD College Pk
          Proj............................................  5.625    06/01/35      1,033,220
                                                                                ------------

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MASSACHUSETTS  2.7%
$2,000    Massachusetts St Dev Fin Agy Semass Sys Ser A
          (MBIA Insd).....................................  5.625%   01/01/15   $  2,248,460
 1,705    Massachusetts St Hlth & Ed Fac Auth Rev Vly Regl
          Hlth Sys Ser C (Connie Lee Insd) (i)............  7.000    07/01/09      2,008,712
                                                                                ------------
                                                                                   4,257,172
                                                                                ------------
          MISSISSIPPI  3.7%
 2,000    Mississippi Business Fin Corp Sys Energy Res Inc
          Proj............................................  5.875    04/01/22      2,007,000
 2,560    Mississippi Dev Bk Spl Oblig Cap Proj & Equip
          Acquisition Ser A2 (AMBAC Insd).................  5.000    07/01/24      2,755,379
   615    Mississippi Home Corp Single Family Rev Mtg Ser
          C (AMT) (GNMA Collateralized)...................  7.600    06/01/29        647,011
   235    Mississippi Home Corp Single Family Rev Mtg Ser
          F (AMT) (GNMA Collateralized)...................  7.550    12/01/27        236,906
   217    Mississippi Home Corp Single Family Rev Ser D
          (AMT) (GNMA Collateralized).....................  8.100    12/01/24        228,002
                                                                                ------------
                                                                                   5,874,298
                                                                                ------------
          NEVADA  0.1%
   135    Nevada Hsg Div Single Family Pgm Mezz Ser E
          (AMT) (FHA/VA Gtd) (i)..........................  6.900    10/01/11        137,940
                                                                                ------------

          NEW JERSEY  19.4%
 3,130    Casino Reinvestment Dev Auth (AMBAC Insd).......  5.250    01/01/21      3,477,899
 5,000    Essex Cnty, NJ Impt Auth Rev Cnty Gtd Proj Cons
          Rfdg (MBIA Insd)................................  5.125    10/01/19      5,493,350
   700    New Jersey Econ Dev Auth Cigarette Tax..........  5.750    06/15/29        718,634
 2,000    New Jersey Econ Dev Auth Spl Fac Rev Continental
          Airl Inc Proj (AMT).............................  6.250    09/15/29      1,453,040
 2,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ Amern
          Wtr Co Inc Proj Ser A (AMT) (FGIC Insd).........  6.875    11/01/34      2,559,750
 6,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ Amern
          Wtr Co Ser A (AMT) (AMBAC Insd).................  5.250    11/01/32      6,763,445
 5,000    New Jersey St Tpk Auth Tpk Rev Ser A (FSA
          Insd)...........................................  5.000    01/01/20      5,368,750
 4,500    New Jersey St Trans Tr Fd Auth Trans Sys Ser A
          (FGIC Insd).....................................  5.000    06/15/20      4,850,865
                                                                                ------------
                                                                                  30,685,733
                                                                                ------------
          NEW YORK  16.7%
   970    New York City Indl Dev Agy Civic Fac Rev Touro
          College Proj Ser A (Acquired 06/29/1999, Cost
          $970,000) (e)...................................  6.350    06/01/29        934,362
     5    New York City Ser C.............................  7.250    08/15/24          5,020
   865    New York City Ser G.............................  5.750    02/01/14        913,354
 1,135    New York City Ser G (Prerefunded @ 02/01/06)....  5.750    02/01/14      1,207,981
 5,000    New York City Ser H (MBIA Insd).................  5.250    03/15/14      5,611,450

                                               See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$5,000    New York City Transitional Fin Auth Future Tax
          Sec Ser B.......................................  5.000%   08/01/22   $  5,307,150
 4,000    New York City Transitional Fin Auth Future Tax
          Sec Ser D (MBIA Insd)...........................  5.250    02/01/20      4,373,360
 7,500    Sales Tax Asset Rec Ser A (MBIA Insd) (f).......  5.000    10/15/22      8,056,875
                                                                                ------------
                                                                                  26,409,552
                                                                                ------------
          NORTH CAROLINA  2.1%
 3,000    Charlotte, NC Ctf Part Convention Fac Proj Ser A
          Rfdg............................................  5.500    08/01/19      3,373,140
                                                                                ------------

          OHIO  10.6%
   705    Akron, OH Ctf Part Akron Muni Baseball Stad
          Proj............................................  6.500    12/01/07        746,785
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj............................................  7.500    01/01/30      1,108,460
 1,000    Delaware Cnty, OH Hlthcare Fac Rev Mtg Centrum
          at Willow Brook (FHA Gtd) (g)...................  6.550    02/01/35      1,036,820
 1,065    Logan Cnty, OH (MBIA Insd)......................  5.250    12/01/17      1,190,819
 2,045    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg
          (i).............................................  6.000    05/15/05      2,076,902
   530    Miami Cnty, OH Hosp Fac Impt Upper Vly Med Ctr
          Ser C Rfdg......................................  6.000    05/15/06        553,002
 1,450    Ohio Hsg Fin Agy Mtg Rev Residential Ser A-1
          (AMT) (GNMA Collateralized).....................  6.050    09/01/17      1,534,840
 2,000    Ohio St Wtr Dev Auth Rev Fresh Wtr Impt.........  5.000    12/01/34      2,064,680
 5,000    Ohio St Wtr Dev Auth Wtr Pollutn Ctl Rev Wtr
          Quality Ln Fd...................................  5.000    06/01/20      5,425,900
   870    Toledo Lucas Cnty, OH Port Auth Northwest OH Bd
          Fd Ser C (AMT)..................................  6.000    05/15/11        941,453
                                                                                ------------
                                                                                  16,679,661
                                                                                ------------
          OKLAHOMA  4.6%
 3,905    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)....  5.250    07/01/29      4,178,428
 1,475    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)....  5.250    07/01/33      1,574,666
 1,000    Mc Alester, OK Pub Wks Auth Util Sys Rev Cap
          Apprec (FSA Insd)...............................    *      02/01/31        258,080
 1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev (AMBAC
          Insd)...........................................  6.250    11/01/22      1,168,420
                                                                                ------------
                                                                                   7,179,594
                                                                                ------------
          PENNSYLVANIA  1.4%
 2,000    Philadelphia, PA Hosp & Higher Ed Fac Auth Hosp
          Rev PA Hosp Rfdg (Escrowed to Maturity).........  6.350    07/01/07      2,210,060
                                                                                ------------

          SOUTH CAROLINA  1.7%
 2,420    Beaufort Cnty, SC Tax Increment New River Redev
          Proj Area (MBIA Insd) (i).......................  5.500    06/01/20      2,730,341
                                                                                ------------

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          TENNESSEE  1.9%
$1,500    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          First Mtg Ser B Impt & Rfdg.....................  8.000%   07/01/33   $  1,784,130
 1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg MTN States Hlth Ser A Rfdg (MBIA
          Insd)...........................................  7.500    07/01/25      1,261,640
                                                                                ------------
                                                                                   3,045,770
                                                                                ------------
          TEXAS  10.3%
 1,190    Brazos River Auth TX Pollutn Ctl Rev Adj TXU
          Elec Co Proj Ser C Rfdg (AMT)...................  5.750    05/01/36      1,291,174
 3,000    Dallas, TX Wtrwks & Swr Sys Rev Impt & Rfdg (FSA
          Insd)...........................................  5.375    10/01/19      3,316,110
 1,500    Houston, TX Arpt Sys Rev Spl Fac Continental
          Airl Ser B (AMT)................................  6.125    07/15/17      1,194,435
 3,720    Houston, TX Util Sys Rev First Lien Ser A Rfdg
          (FSA Insd)......................................  5.250    05/15/21      4,068,862
 1,250    Matagorda Cnty, TX Navig Dist No 1 Rev Coll
          Centerpoint Energy Proj Rfdg....................  5.600    03/01/27      1,289,200
 1,000    Matagorda Cnty, TX Navig Dist No 1 Rev Houston
          Lt Rfdg (AMT) (AMBAC Insd)......................  5.125    11/01/28      1,056,170
 4,000    Wylie, TX Indpt Sch Dist Rfdg (PSF Gtd).........  5.000    08/15/30      4,074,640
                                                                                ------------
                                                                                  16,290,591
                                                                                ------------
          VIRGINIA  1.1%
 1,485    Richmond, VA Indl Dev Auth Govt Fac Rev Bonds
          (AMBAC Insd) (i)................................  5.000    07/15/15      1,667,640
                                                                                ------------

          WASHINGTON  10.8%
 1,000    Grant Cnty, WA Pub Util Dist No 002 Wanapum
          Hydro Elec Rev Ser B Rfdg (AMT) (MBIA Insd).....  5.375    01/01/18      1,066,200
 3,465    Seattle, WA Drain & Wastewater Rev Rfdg (FGIC
          Insd) (i).......................................  5.250    07/01/21      3,726,018
 5,000    Spokane, WA Pub Fac Dist Hotel Motel & Sales Use
          Tax (MBIA Insd).................................  5.250    09/01/33      5,267,450
 2,030    Washington St Pub Pwr Supply Sys Nuclear Proj No
          3 Rev Ser C Rfdg (MBIA Insd)....................    *      07/01/13      1,436,956
 3,380    Washington St Pub Pwr Supply Sys Nuclear Proj No
          3 Rev Ser C Rfdg (MBIA Insd)....................    *      07/01/15      2,150,964
 3,000    Washington St Ser B.............................  5.500    05/01/18      3,441,330
                                                                                ------------
                                                                                  17,088,918
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  154.5%
  (Cost $232,426,392)........................................................    243,805,199
                                                                                ------------

                                               See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  6.0%
$1,700    Pinellas Cnty, FL Hlth Fac Pooled Hosp Ln Pgm
          Rfdg (h)........................................  1.760%   12/01/15   $  1,700,000
 2,500    Illinois Dev Fin Auth Rev Saint Augustine
          College Proj (LOC: American National B&T) (h)...  1.740    11/01/31      2,500,000
 4,200    Shelby Cnty, KY Lease Rev Ser A (LOC: U.S. Bank
          N.A.) (h).......................................  1.740    09/01/34      4,200,000
 1,000    Long Island Pwr Auth NY Elec Sys Rev Sub Ser 2
          (LOC: Bayerische Landesbank) (h)................  1.710    05/01/33      1,000,000
                                                                                ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $9,400,000)..........................................................      9,400,000
                                                                                ------------

TOTAL INVESTMENTS  160.5%
  (Cost $241,826,392)........................................................    253,205,199
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)................................       (385,067)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (60.2%)..................    (95,037,090)
                                                                                ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $157,783,042
                                                                                ============

    Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Non-income producing security.

(d) Issuer has filed for protection in federal bankruptcy court.

(e) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise .59% of net assets applicable to common shares.

(f) Securities purchased on a when-issued or delayed delivery basis.

(g) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(h) Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.

(i) The Trust owns 100% of the bond issuance.

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

PSF--Public School Fund

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $241,826,392).......................  $253,205,199
Cash........................................................        48,548
Receivables:
  Investments Sold..........................................     4,581,482
  Interest..................................................     3,677,129
Other.......................................................         4,499
                                                              ------------
    Total Assets............................................   261,516,857
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     8,040,300
  Variation Margin on Futures...............................       158,719
  Investment Advisory Fee...................................       128,163
  Income Distributions--Common Shares.......................        33,987
  Other Affiliates..........................................         9,637
Trustees' Deferred Compensation and Retirement Plans........       237,551
Accrued Expenses............................................        88,368
                                                              ------------
    Total Liabilities.......................................     8,696,725
Preferred Shares (including accrued distributions)..........    95,037,090
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $157,783,042
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($157,783,042 divided by
  10,806,700 shares outstanding)............................  $      14.60
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................  $    108,067
Paid in Surplus.............................................   146,198,336
Net Unrealized Appreciation.................................    10,914,661
Accumulated Undistributed Net Investment Income.............     1,760,324
Accumulated Net Realized Loss...............................    (1,198,346)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $157,783,042
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 95,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $252,783,042
                                                              ============

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $12,392,242
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,583,197
Preferred Share Maintenance.................................      263,526
Administrative Fee..........................................      147,247
Trustees' Fees and Related Expenses.........................       77,818
Legal.......................................................       28,404
Custody.....................................................       17,462
Other.......................................................      163,775
                                                              -----------
    Total Expenses..........................................    2,281,429
                                                              -----------
NET INVESTMENT INCOME.......................................  $10,110,813
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 4,001,950
  Futures...................................................   (3,552,041)
                                                              -----------
Net Realized Gain...........................................      449,909
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    9,348,444
                                                              -----------
  End of the Period:
    Investments.............................................   11,378,807
    Futures.................................................     (464,146)
                                                              -----------
                                                               10,914,661
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,566,217
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,016,126
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,087,402)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $11,039,537
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 10,110,813        $ 11,112,402
Net Realized Gain.......................................         449,909           5,104,419
Net Unrealized Appreciation/Depreciation During the
  Period................................................       1,566,217          (3,979,334)
Distributions to Preferred Shareholders:
  Net Investment Income.................................      (1,087,402)         (1,008,168)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      11,039,537          11,229,319
Distributions to Common Shareholders:
  Net Investment Income.................................      (9,811,477)        (10,697,472)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       1,228,060             531,847
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     156,554,982         156,023,135
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,760,324 and $2,582,290,
  respectively).........................................    $157,783,042        $156,554,982
                                                            ============        ============

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 14.49    $ 14.44    $ 14.75
                                                              -------    -------    -------
  Net Investment Income.....................................      .93       1.03       1.09
  Net Realized and Unrealized Gain/Loss.....................      .19        .10       (.33)
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income...................................     (.10)      (.09)      (.12)
                                                              -------    -------    -------
Total from Investment Operations............................     1.02       1.04        .64
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.91)      (.99)      (.95)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 14.60    $ 14.49    $ 14.44
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 13.14    $ 14.10    $ 13.66
Total Return (b)............................................   -0.36%     10.82%     10.14%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 157.8    $ 156.6    $ 156.0
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.46%      1.56%      1.54%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.46%      7.09%      7.51%
Portfolio Turnover..........................................      40%        33%        33%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .91%       .97%       .95%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.76%      6.44%      6.65%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    3,800      3,800      3,800
Asset Coverage Per Preferred Share (e)......................  $66,532    $66,202    $66,065
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.03, decrease net realized and unrealized gains and losses per share by and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------
      2001      2000      1999       1998       1997       1996       1995
----------------------------------------------------------------------------
     $ 13.70   $ 13.14   $ 14.82   $  14.35   $  13.67   $  13.72   $  12.28
     -------   -------   -------   --------   --------   --------   --------
        1.10      1.07      1.07       1.09       1.10       1.12       1.15
         .94       .61     (1.69)       .47        .67       (.07)      1.51
        (.28)     (.36)     (.28)      (.31)      (.31)      (.31)      (.34)
     -------   -------   -------   --------   --------   --------   --------
        1.76      1.32      (.90)      1.25       1.46        .74       2.32
        (.71)     (.76)     (.78)      (.78)      (.78)      (.79)      (.88)
     -------   -------   -------   --------   --------   --------   --------
     $ 14.75   $ 13.70   $ 13.14   $  14.82   $  14.35   $  13.67   $  13.72
     =======   =======   =======   ========   ========   ========   ========

     $ 13.28   $11.250   $11.625   $14.5625   $ 12.750   $ 11.750   $ 11.875
      24.99%     3.37%   -15.30%     20.97%     15.55%      5.69%     18.79%
     $ 159.4   $ 148.0   $ 142.0   $  160.2   $  155.1   $  147.7   $  148.3
       1.55%     1.66%     1.64%      1.62%      1.65%      1.67%      1.77%
       7.77%     8.07%     7.47%      7.47%      7.89%      8.23%      8.74%
         44%       22%       39%        18%        23%        24%        75%

        .96%     1.00%     1.01%      1.01%      1.01%      1.01%      1.06%
       5.79%     5.38%     5.50%      5.35%      5.67%      5.91%      6.14%

       3,800     3,800     3,800      1,900      1,900      1,900      1,900
     $66,948   $63,958   $62,357   $134,297   $131,631   $127,743   $128,047
     $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had $8,040,300 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

accumulated capital loss carryforward for tax purposes of $1,662,493, of which $1,185,305 will expire on October 31, 2007, and $477,188 will expire on October 31, 2008.

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $241,295,760
                                                              ============
Gross tax unrealized appreciation...........................  $ 14,241,116
Gross tax unrealized depreciation...........................    (2,331,677)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 11,909,439
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003, was as follows:

                                                                2004       2003
Distribution paid from:
  Ordinary Income...........................................  $909,785    $41,136
  Long-Term Capital Gain....................................       -0-        -0-
                                                              --------    -------
                                                              $909,785    $41,136
                                                              ========    =======

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a portion of the capital loss carryforward expiring in the current year totaling $863,153 was reclassified from accumulated net realized loss to paid in surplus. Additionally, a permanent book and tax difference relating to excise taxes paid which are not deductible for tax purposes totaling $2,839 was reclassified from accumulated net investment income to paid in surplus. Also, a permanent book and tax difference relating to book and tax accretion differences totaling $36,739 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $556,810

    Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of gains and losses recognized for tax purposes on open future contracts on October 31, 2004.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective June 1 and November 1, 2004, the investment advisory fee was reduced from .65% to .60% and from .60% to .55%, respectively. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..10% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fees were reduced from .10% to .00%, respectively.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $14,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $31,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $98,547,923 and $96,469,212, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2004, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2003.............................      317
Futures Opened..............................................    2,388
Futures Closed..............................................   (2,063)
                                                               ------
Outstanding at October 31, 2004.............................      642
                                                               ======

    The futures contracts outstanding as of October 31, 2004, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           APPRECIATION/
                                                                            UNREALIZED
SHORT CONTRACTS:                                              CONTRACTS    DEPRECIATION
U.S. Treasury Notes 10-Year Futures December 2004 (Current
  Notional Value of $113,562 per contract)..................     117         $(133,921)
U.S. Treasury Notes 5-Year Futures December 2004 (Current
  Notional Value of $111,375 per contract)..................     525          (330,225)
                                                                 ---         ---------
                                                                 642         $(464,146)
                                                                 ===         =========

5. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in two series. Series A contains 2,000 shares while Series B contains 1,800 shares. Dividends are cumulative and the dividend rate for both Series is generally reset every 28 days through an auction process. At October 31, 2004, the average rate in effect was 1.653%. During the year ended October 31, 2004, the rates ranged from 0.790% to 1.700%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnification. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Strategic Sector Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Sector Municipal Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 91.7% of the income distributions as a tax-exempt income distributions. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
J. Miles Branagan..........................................  9,748,174            122,745
Linda Hutton Heagy.........................................  9,752,579            118,340
Mitchell M. Merin..........................................  9,756,948            113,971
Wayne W. Whalen............................................  9,745,700            125,219

2) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer................................................   2,880                 4

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Richard
F. Powers, III, Hugo F. Sonnenschein, and Suzanne H. Woolsey.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1992  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1992  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1992  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VKS ANR 12/04 RN04-02824P-Y
                                                 10/04

Item 1. Reports to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Strategic Sector Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

STRATEGIC SECTOR MUNICIPAL TRUST
SYMBOL: VKS
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (1/22/93)             7.08%         5.24%

10-year                               7.70          7.02

5-year                                9.39          9.06

1-year                               10.62          7.82

6-month                               4.10         -0.04
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.
 p

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Strategic Sector Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four, "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       4.10%        -0.04%             1.93%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

As part of an ongoing strategy to position the trust for continued increases in short-term interest rates, we trimmed exposure to bonds with maturities in the five- to 15-year range. Our strategy also included adding selectively to the trust's holdings of bonds with longer maturities but moderate interest rate characteristics. Finally, we kept the trust's duration (a measure of overall interest-rate sensitivity) below that of its benchmark.

We continued to focus on relative-value trading between liquid, high-quality securities to capture relative value opportunities identified by our analysts. The trust's overall credit exposure remained tilted toward higher-quality securities, with 86 percent of its exposure at the end of the period in bonds rated AA or better. We took advantage of some compelling opportunities to add BBB rated securities to the portfolio when our analysts identified securities with attractive structures and yield characteristics. By the end of the period, bonds rated BBB represented 9 percent of the portfolio, an allocation which proved beneficial as the market favored higher-coupon securities.

The trust's portfolio remained well diversified across the major sectors of the municipal bond market. At the end of the period, the top three sectors were general purpose, public building, and water and sewer.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 4/30/05
AAA/Aaa                                                          83.1%
AA/Aa                                                             3.2
A/A                                                               1.5
BBB/Baa                                                           8.7
BB/Ba                                                             0.4
B/B                                                               1.1
Non-Rated                                                         2.0

TOP 5 SECTORS AS OF 4/30/05
General Purpose                                                  24.5%
Public Building                                                  15.8
Water & Sewer                                                    10.7
Industrial Revenue                                               10.4
Wholesale Electric                                                9.0

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 4/30/05
California                                                       13.1%
New York                                                         10.5
New Jersey                                                        6.9
Washington                                                        6.9
Illinois                                                          6.8
Louisiana                                                         6.2
Texas                                                             6.1
Georgia                                                           5.3
Colorado                                                          4.2
Massachusetts                                                     3.8
South Carolina                                                    3.7
Ohio                                                              3.3
Indiana                                                           3.0
Oklahoma                                                          2.9
Alabama                                                           2.8
Michigan                                                          2.3
Mississippi                                                       2.2
Nevada                                                            2.2
Kansas                                                            1.9
North Carolina                                                    1.3
Connecticut                                                       1.3
Tennessee                                                         1.2
Pennsylvania                                                      0.9
Virginia                                                          0.7
Maryland                                                          0.4
New Mexico                                                        0.1
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  155.6%
          ALABAMA  4.5%
$6,345    Alabama St Muni Elec Auth Pwr Supply Rev Ser A
          (MBIA Insd) (a)................................   5.500%   09/01/19   $  7,170,294
                                                                                ------------

          CALIFORNIA  20.6%
 5,000    Alameda Corridor Transn Auth CA Conv-Cap Apprec
          Sub Lien Ser A Rfdg (AMBAC Insd) (b)...........  0/5.400   10/01/24      3,676,650
 3,330    Anaheim, CA Ctf Partn Anaheim Mem Hosp Assn
          Rfdg (Escrowed to Maturity) (AMBAC Insd).......   5.000    05/15/13      3,388,508
    30    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (AMT) (GNMA
          Collateralized)................................   7.800    02/01/28         30,366
 5,110    California St (AMBAC Insd).....................   5.125    10/01/27      5,350,885
 2,000    California St (MBIA Insd)......................   5.000    02/01/32      2,074,540
 2,000    California St Dept Wtr Res Pwr Supply Rev Ser A
          (XLCA Insd)....................................   5.375    05/01/17      2,219,900
 5,000    California St Dept Wtr Res Pwr Supply Rev Ser A
          (MBIA Insd)....................................   5.375    05/01/22      5,547,750
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Rfdg (b).......................  0/5.800   01/15/20      4,277,950
 2,000    Los Angeles Cnty, CA Pub Wks Fin Auth Rev Sr
          Lien Ser A Rfdg (FSA Insd).....................   5.500    10/01/18      2,294,580
 3,500    Palm Springs, CA Fin Auth Lease Rev Convention
          Ctr Proj Ser A (MBIA Insd).....................   5.500    11/01/35      3,902,185
                                                                                ------------
                                                                                  32,763,314
                                                                                ------------
          COLORADO  4.9%
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
          Proj Ser B (Prerefunded @ 08/31/05)............   7.000    08/31/26      1,044,660
 5,000    Colorado Ed & Cultural Fac Charter Sch Proj
          (XLCA Insd)....................................   5.500    05/01/36      5,471,050
 1,000    Colorado Hlth Fac Auth Rev Hosp Parkview Med
          Ctr Proj.......................................   6.500    09/01/20      1,095,600
   100    Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          C1 (AMT).......................................   7.550    11/01/27        101,963
                                                                                ------------
                                                                                   7,713,273
                                                                                ------------
          CONNECTICUT  2.0%
 1,500    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144-A Private Placement (c).............   6.400    09/01/11      1,616,760
 1,500    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144-A Private Placement (Prerefunded @
          09/01/07) (c)..................................   6.400    09/01/11      1,582,020
                                                                                ------------
                                                                                   3,198,780
                                                                                ------------
          GEORGIA  8.3%
 4,000    Augusta, GA Wtr & Swr Rev (FSA Insd) (g).......   5.250    10/01/22      4,336,600
 5,000    Augusta, GA Wtr & Swr Rev (FSA Insd)...........   5.000    10/01/27      5,232,200

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
$1,870    Georgia Muni Elec Auth Pwr Rev Ser A (FGIC
          Insd)..........................................   5.500%   01/01/12   $  2,083,909
 1,425    Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
          (Escrowed to Maturity) (FGIC Insd).............   5.500    01/01/12      1,583,260
                                                                                ------------
                                                                                  13,235,969
                                                                                ------------
          ILLINOIS  10.7%
 2,540    Chicago, IL O'Hare Intl Arpt Rev Second Lien
          Passenger Fac Ser A (AMT) (AMBAC Insd).........   5.375    01/01/32      2,659,863
 1,700    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airl Proj Ser B Rfdg (AMT) (d) (e).............   5.200    04/01/11        291,380
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)........   5.500    01/01/38      5,456,800
   950    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Redev Ser A (ACA Insd).........................   6.500    12/01/08      1,043,185
 1,500    Cook Cnty, IL Sch Dist No. 100 Berwyn South
          (FSA Insd) (Escrowed to Maturity)..............   8.100    12/01/15      2,060,610
 5,000    Cook Cnty, IL Ser A (FGIC Insd)................   5.500    11/15/31      5,435,400
                                                                                ------------
                                                                                  16,947,238
                                                                                ------------
          INDIANA  4.7%
 3,065    Allen Cnty, IN War Mem Coliseum Additions Bldg
          Corp Ser A (AMBAC Insd)........................   5.750    11/01/25      3,430,624
 3,505    East Chicago, IN Elem Sch Bldg Corp First Mtg
          Rfdg (AMBAC Insd)..............................   6.250    01/05/16      4,115,185
                                                                                ------------
                                                                                   7,545,809
                                                                                ------------
          KANSAS  3.1%
 1,000    Overland Pk, KS Dev Corp Rev First Tier
          Overland Pk Ser A..............................   7.375    01/01/32      1,095,960
 3,500    Wamego, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd)..........................   5.300    06/01/31      3,764,425
                                                                                ------------
                                                                                   4,860,385
                                                                                ------------
          LOUISIANA  9.7%
 7,930    Ernest N Morial New Orleans, LA Exhibit Hall
          Auth Spl Tax Sr Sub Ser A (AMBAC Insd) (a).....   5.250    07/15/18      8,734,102
 2,855    Louisiana St Gas & Fuels Tax Rev Ser A (AMBAC
          Insd)..........................................   5.375    06/01/16      3,153,519
 2,000    New Orleans, LA Rfdg (FGIC Insd)...............   5.500    12/01/21      2,341,140
 1,250    Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
          & Lt Co Proj (AMT) (FSA Insd)..................   7.500    06/01/21      1,256,412
                                                                                ------------
                                                                                  15,485,173
                                                                                ------------
          MARYLAND  0.7%
 1,000    Maryland St Econ Dev Corp Univ MD College Pk
          Proj...........................................   5.625    06/01/35      1,037,010
                                                                                ------------

                                               See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MASSACHUSETTS  6.0%
$2,000    Massachusetts St Dev Fin Agy Semass Sys Ser A
          (MBIA Insd)....................................   5.625%   01/01/15   $  2,205,760
 1,705    Massachusetts St Hlth & Ed Fac Auth Rev Vly
          Regl Hlth Sys Ser C (Connie Lee Insd) (a)......   7.000    07/01/09      1,946,411
 5,000    Massachusetts St Wtr Pollutn Abatement Tr Pool
          Pgm Bds Ser 10.................................   5.000    08/01/21      5,381,300
                                                                                ------------
                                                                                   9,533,471
                                                                                ------------
          MICHIGAN  3.6%
 1,000    Kent Hosp Fin Auth MI Rev Met Hosp Proj Ser
          A..............................................   5.250    07/01/30      1,007,770
 4,500    Michigan St Bldg Auth Rev Fac Proj Ser III Rfdg
          (FSA Insd).....................................   5.000    10/15/26      4,699,755
                                                                                ------------
                                                                                   5,707,525
                                                                                ------------
          MISSISSIPPI  3.6%
 2,000    Mississippi Business Fin Corp Sys Energy Res
          Inc Proj.......................................   5.875    04/01/22      2,025,100
 2,560    Mississippi Dev Bk Spl Oblig Cap Proj & Equip
          Acquisition Ser A2 (AMBAC Insd)................   5.000    07/01/24      2,797,517
   490    Mississippi Home Corp Single Family Rev Mtg Ser
          C (AMT) (GNMA Collateralized)..................   7.600    06/01/29        504,034
   185    Mississippi Home Corp Single Family Rev Mtg Ser
          F (AMT) (GNMA Collateralized)..................   7.550    12/01/27        191,077
   147    Mississippi Home Corp Single Family Rev Ser D
          (AMT) (GNMA Collateralized)....................   8.100    12/01/24        147,666
                                                                                ------------
                                                                                   5,665,394
                                                                                ------------
          NEVADA  3.4%
 5,165    Clark Cnty, NV Bd Bk (MBIA Insd)...............   5.000    06/01/32      5,359,204
   115    Nevada Hsg Div Single Family Pgm Mezz Ser E
          (AMT) (FHA/VA Gtd).............................   6.900    10/01/11        116,308
                                                                                ------------
                                                                                   5,475,512
                                                                                ------------
          NEW JERSEY  10.8%
 5,000    Essex Cnty, NJ Impt Auth Rev Cnty Gtd Proj
          Consldtn Rfdg (MBIA Insd)......................   5.125    10/01/19      5,443,950
   700    New Jersey Econ Dev Auth Rev Cigarette Tax.....   5.750    06/15/29        751,044
 2,000    New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airl Inc Proj (AMT)................   6.250    09/15/29      1,623,280
 2,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ Amern
          Wtr Co Inc Proj Ser A (AMT) (FGIC Insd)........   6.875    11/01/34      2,558,050
 6,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ Amern
          Wtr Co Ser A (AMT) (AMBAC Insd)................   5.250    11/01/32      6,844,630
                                                                                ------------
                                                                                  17,220,954
                                                                                ------------
          NEW YORK  16.6%
   970    New York City Indl Dev Agy Civic Fac Rev Touro
          College Proj Ser A (Acquired 06/29/1999, Cost
          $970,000) (f)..................................   6.350    06/01/29      1,000,303
     5    New York City Ser C............................   7.250    08/15/24          5,016
 2,000    New York City Ser G (Prerefunded @ 02/01/06)...   5.750    02/01/14      2,076,240
 5,000    New York City Ser H (MBIA Insd)................   5.250    03/15/14      5,520,300

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$5,000    New York City Transitional Fin Auth Future Tax
          Sec Ser B......................................   5.000%   08/01/22   $  5,299,600
 4,000    New York City Transitional Fin Auth Future Tax
          Sec Ser D (MBIA Insd)..........................   5.250    02/01/20      4,386,200
 7,500    Sales Tax Asset Rec Ser A (MBIA Insd)..........   5.000    10/15/22      8,076,675
                                                                                ------------
                                                                                  26,364,334
                                                                                ------------
          NORTH CAROLINA  2.1%
 3,000    Charlotte, NC Ctf Part Convention Fac Proj Ser
          A Rfdg.........................................   5.500    08/01/19      3,333,840
                                                                                ------------

          OHIO  5.2%
   385    Akron, OH Ctf Part Akron Muni Baseball Stad
          Proj...........................................   6.500    12/01/07        409,686
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj...........................................   7.500    01/01/30      1,124,720
 1,000    Delaware Cnty, OH Hlthcare Fac Rev Mtg Centrum
          at Willow Brook (FHA Gtd) (g)..................   6.550    02/01/35      1,026,170
 1,065    Logan Cnty, OH (MBIA Insd).....................   5.250    12/01/17      1,172,948
 2,045    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg
          (a)............................................   6.000    05/15/05      2,046,984
   275    Miami Cnty, OH Hosp Fac Impt Upper Vly Med Ctr
          Ser C Rfdg.....................................   6.000    05/15/06        282,815
 1,195    Ohio Hsg Fin Agy Mtg Rev Residential Ser A-1
          (AMT) (GNMA Collateralized)....................   6.050    09/01/17      1,247,437
   815    Toledo Lucas Cnty, OH Port Auth Northwest OH Bd
          Fd Ser C (AMT).................................   6.000    05/15/11        876,598
                                                                                ------------
                                                                                   8,187,358
                                                                                ------------
          OKLAHOMA  4.6%
 3,905    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)...   5.250    07/01/29      4,243,993
 1,475    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)...   5.250    07/01/33      1,599,520
 1,000    Mc Alester, OK Pub Wks Auth Util Sys Rev Cap
          Apprec (FSA Insd)..............................    *       02/01/31        283,970
 1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev (AMBAC
          Insd)..........................................   6.250    11/01/22      1,140,730
                                                                                ------------
                                                                                   7,268,213
                                                                                ------------
          PENNSYLVANIA  1.3%
 2,000    Philadelphia, PA Hosp & Higher Ed Fac Auth Hosp
          Rev PA Hosp Rfdg (Escrowed to Maturity)........   6.350    07/01/07      2,134,340
                                                                                ------------

          SOUTH CAROLINA  5.9%
 2,420    Beaufort Cnty, SC Tax Increment New Riv Redev
          Proj Area (MBIA Insd) (a)......................   5.500    06/01/20      2,685,571
 3,000    Medical Univ SC Hosp Auth Fac FHA Insd Mtg Ser
          A Rfdg (MBIA Insd).............................   5.250    08/15/24      3,242,550
 3,365    University SC Univ Revs Ser A (AMBAC Insd).....   5.000    05/01/34      3,512,690
                                                                                ------------
                                                                                   9,440,811
                                                                                ------------

                                               See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          TENNESSEE  1.9%
$1,500    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          First Mtg Ser B Impt & Rfdg....................   8.000%   07/01/33   $  1,788,255
 1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg MTN Sta Hlth Ser A Rfdg (MBIA
          Insd)..........................................   7.500    07/01/25      1,258,270
                                                                                ------------
                                                                                   3,046,525
                                                                                ------------
          TEXAS  9.6%
 1,190    Brazos Riv Auth TX Pollutn Ctl Rev Adj TXU Elec
          Co Proj Ser C Rfdg (AMT).......................   5.750    05/01/36      1,292,352
 3,000    Dallas, TX Wtrwks & Swr Sys Rev Impt & Rfdg
          (FSA Insd).....................................   5.375    10/01/19      3,305,430
 1,500    Houston, TX Arpt Sys Rev Spl Fac Continental
          Airl Ser B (AMT)...............................   6.125    07/15/17      1,270,680
 3,720    Houston, TX Util Sys Rev First Lien Ser A Rfdg
          (FSA Insd).....................................   5.250    05/15/21      4,032,592
 1,250    Matagorda Cnty, TX Navig Dist No 1 Rev Coll
          Centerpoint Energy Proj Rfdg...................   5.600    03/01/27      1,304,375
 4,000    Wylie, TX Indpt Sch Dist Rfdg (PSF Gtd)........   5.000    08/15/30      4,125,360
                                                                                ------------
                                                                                  15,330,789
                                                                                ------------
          VIRGINIA  1.0%
 1,485    Richmond, VA Indl Dev Auth Govt Fac Rev Bds
          (AMBAC Insd) (a)...............................   5.000    07/15/15      1,644,385
                                                                                ------------

          WASHINGTON  10.8%
 1,000    Grant Cnty, WA Pub Util Dist No 002 Wanapum
          Hydro Elec Rev Ser B Rfdg (AMT) (MBIA Insd)....   5.375    01/01/18      1,064,780
 3,465    Seattle, WA Drain & Wastewater Rev Rfdg (FGIC
          Insd) (a)......................................   5.250    07/01/21      3,755,021
 5,000    Spokane, WA Pub Fac Dist Hotel Motel & Sales
          Use Tax (MBIA Insd)............................   5.250    09/01/33      5,327,550
 2,030    Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)................    *       07/01/13      1,458,149
 3,380    Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)................    *       07/01/15      2,181,756
 3,000    Washington St Ser B............................   5.500    05/01/18      3,389,040
                                                                                ------------
                                                                                  17,176,296
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS 155.6%
  (Cost $236,121,674)........................................................   $247,486,992
SHORT-TERM INVESTMENTS  1.8%
  (Cost $2,900,000)..........................................................      2,900,000
                                                                                ------------

TOTAL INVESTMENTS 157.4%
  (Cost $239,021,674)........................................................    250,386,992

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued


DESCRIPTION                                                                            VALUE
------------------------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%......................................   $  3,783,400
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (59.8%)......................    (95,130,959)
                                                                                    ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...................................   $159,039,433
                                                                                    ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Issuer has filed for protection in federal bankruptcy court.

(e) Non-income producing security.

(f) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.62% of net assets applicable to common shares.

(g) All or a portion of these securities have been physically segregated in connection with open futures contracts.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

PSF--Public School Fund

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $239,021,674).......................  $250,386,992
Cash........................................................        15,445
Receivables:
  Interest..................................................     3,702,515
  Investments Sold..........................................     1,673,891
  Variation Margin on Futures...............................       122,750
Other.......................................................           531
                                                              ------------
    Total Assets............................................   255,902,124
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,271,637
  Investment Advisory Fee...................................       114,074
  Income Distributions--Common Shares.......................        31,732
  Other Affiliates..........................................        10,513
Trustees' Deferred Compensation and Retirement Plans........       251,251
Accrued Expenses............................................        52,525
                                                              ------------
    Total Liabilities.......................................     1,731,732
Preferred Shares (including accrued distributions)..........    95,130,959
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $159,039,433
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($159,039,433 divided by
  10,806,700 shares outstanding)............................  $      14.72
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................  $    108,067
Paid in Surplus.............................................   146,198,336
Net Unrealized Appreciation.................................    11,079,495
Accumulated Undistributed Net Investment Income.............     1,611,861
Accumulated Net Realized Gain...............................        41,674
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $159,039,433
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 95,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $254,039,433
                                                              ============

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,088,965
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      690,437
Preferred Share Maintenance.................................      132,645
Trustees' Fees and Related Expenses.........................       22,729
Legal.......................................................       19,955
Custody.....................................................        8,608
Other.......................................................       78,280
                                                              -----------
    Total Expenses..........................................      952,654
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,136,311
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   516,321
  Futures...................................................      723,699
                                                              -----------
Net Realized Gain...........................................    1,240,020
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,914,661
                                                              ===========
  End of the Period:
    Investments.............................................   11,365,318
    Futures.................................................     (285,823)
                                                              -----------
                                                               11,079,495
                                                              -----------
Net Unrealized Appreciation During the Period...............      164,834
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 1,404,854
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (843,713)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 5,697,452
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  5,136,311        $ 10,110,813
Net Realized Gain.......................................       1,240,020             449,909
Net Unrealized Appreciation During the Period...........         164,834           1,566,217
Distributions to Preferred Shareholders:
  Net Investment Income.................................        (843,713)         (1,087,402)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................       5,697,452          11,039,537

Distributions to Common Shareholders:
  Net Investment Income.................................      (4,441,061)         (9,811,477)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       1,256,391           1,228,060

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     157,783,042         156,554,982
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,611,861 and $1,760,324,
  respectively).........................................    $159,039,433        $157,783,042
                                                            ============        ============

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     ------------------
                                                               2005        2004       2003
                                                            --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 14.60      $ 14.49    $ 14.44
                                                             -------      -------    -------
  Net Investment Income....................................      .48          .93       1.03
  Net Realized and Unrealized Gain/Loss....................      .13          .19        .10
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
      Net Investment Income................................     (.08)        (.10)      (.09)
                                                             -------      -------    -------
Total from Investment Operations...........................      .53         1.02       1.04
  Distributions Paid to Common Shareholders:
      Net Investment Income................................     (.41)        (.91)      (.99)
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $ 14.72      $ 14.60    $ 14.49
                                                             =======      =======    =======

Common Share Market Price at End of the Period.............  $ 12.72      $ 13.14    $ 14.10
Total Return (b)...........................................   -0.04%*      -0.36%     10.82%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $ 159.0      $ 157.8    $ 156.6
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c)........................................    1.21%        1.46%      1.56%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)..........................    6.55%        6.46%      7.09%
Portfolio Turnover.........................................      12%*         40%        33%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)...............................................     .76%         .91%       .97%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)..........................    5.47%        5.76%      6.44%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................    3,800        3,800      3,800
Asset Coverage Per Preferred Share (e).....................  $66,887      $66,532    $66,202
Involuntary Liquidating Preference Per Preferred Share.....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.03, decrease net realized and unrealized gains and losses per share by $.03 and increase the ratio of net investment income to average net assets applicable to common shares by .19%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED OCTOBER 31,
---------------------------------------------------------------------------------------
     2002 (a)    2001      2000      1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------
     $ 14.75    $ 13.70   $ 13.14   $ 14.82   $  14.35   $  13.67   $  13.72   $  12.28
     -------    -------   -------   -------   --------   --------   --------   --------
        1.09       1.10      1.07      1.07       1.09       1.10       1.12       1.15
        (.33)       .94       .61     (1.69)       .47        .67       (.07)      1.51
        (.12)      (.28)     (.36)     (.28)      (.31)      (.31)      (.31)      (.34)
     -------    -------   -------   -------   --------   --------   --------   --------
         .64       1.76      1.32      (.90)      1.25       1.46        .74       2.32
        (.95)      (.71)     (.76)     (.78)      (.78)      (.78)      (.79)      (.88)
     -------    -------   -------   -------   --------   --------   --------   --------
     $ 14.44    $ 14.75   $ 13.70   $ 13.14   $  14.82   $  14.35   $  13.67   $  13.72
     =======    =======   =======   =======   ========   ========   ========   ========

     $ 13.66    $ 13.28   $11.250   $11.625   $14.5625   $ 12.750   $ 11.750   $ 11.875
      10.14%     24.99%     3.37%   -15.30%     20.97%     15.55%      5.69%     18.79%
     $ 156.0    $ 159.4   $ 148.0   $ 142.0   $  160.2   $  155.1   $  147.7   $  148.3
       1.54%      1.55%     1.66%     1.64%      1.62%      1.65%      1.67%      1.77%
       7.51%      7.77%     8.07%     7.47%      7.47%      7.89%      8.23%      8.74%
         33%        44%       22%       39%        18%        23%        24%        75%

        .95%       .96%     1.00%     1.01%      1.01%      1.01%      1.01%      1.06%
       6.65%      5.79%     5.38%     5.50%      5.35%      5.67%      5.91%      6.14%

       3,800      3,800     3,800     3,800      1,900      1,900      1,900      1,900
     $66,065    $66,948   $63,958   $62,357   $134,297   $131,631   $127,743   $128,047
     $25,000    $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $1,662,493, which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$1,185,305..................................................  October 31, 2007
$477,188....................................................  October 31, 2008

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $238,471,045
                                                              ============
Gross tax unrealized appreciation...........................  $ 13,862,236
Gross tax unrealized depreciation...........................    (1,946,289)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 11,915,947
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distribution paid from:
  Ordinary Income...........................................  $909,785
  Long-Term Capital Gain....................................       -0-
                                                              --------
                                                              $909,785
                                                              ========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $556,810

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $7,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

approximately $19,300 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,247,584 and $29,119,001, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended April 30, 2005, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2004.............................      642
Futures Opened..............................................    1,206
Futures Closed..............................................   (1,357)
                                                               ------
Outstanding at April 30, 2005...............................      491
                                                               ======

    The futures contracts outstanding as of April 30, 2005, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures June 2005 (Current
  Notional Value of $108,453 per contract)..................     491         $(285,823)
                                                                 ===         =========

5. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in two series. Series A contains 2,000 shares while Series B contains 1,800 shares. Dividends are cumulative and the dividend rate for both Series is generally reset every 28 days through an auction process. At April 30, 2005, the average rate in effect was 2.339%. During the six months ended April 30, 2005, the rates ranged from 1.250% to 2.450%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnification. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. TRUST MERGER

On May 11, 2005, the Trustees of Strategic Sector Municipal Trust ("Target Trust") announced its intention to merge the Target Trust into Select Sector Municipal Income Trust ("Acquiring Trust"). The Trustees of each of the trusts have approved in principal an agreement and plan of reorganization between the trusts providing for a transfer of assets and liabilities of the Target Trust to the Acquiring Trust in exchange for shares of beneficial interest of the Acquiring Trust ( the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Trust.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VKS SAR 6/05 RN05-01286P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX E

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

                                   APPENDIX E

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     Voting Proxies for Certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

     1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

          - Selection or ratification of auditors.

          - Approval of financial statements, director and auditor reports.

          - General updating/corrective amendments to the charter.

          - Proposals to limit Directors' liability and/or broaden indemnification of Directors.

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

          - Proposals to eliminate cumulative voting.

          - Proposals to eliminate preemptive rights.

          - Proposals for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Election of Directors. In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

        Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

             (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

             (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

             (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

     CAPITALIZATION CHANGES

          - Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     COMPENSATION

          - Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee stock option Plans and other employee ownership plans.

          - Proposals for the establishment of employee retirement and severance plans

     ANTI-TAKEOVER MATTERS

          - Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          - Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

          - Proposals to establish cumulative voting rights in the election of directors.

          - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

          - Proposals to indemnify auditors.

     5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS

          - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

          - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

             (i) The stock option plan should be incentive based;

             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

     ANTI-TAKEOVER PROVISIONS

          - Proposals requiring shareholder ratification of poison pills.

          - Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

     1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

          - Proposals requiring auditors to attend the annual meeting of shareholders.

          - Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

          - Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

          - Proposals requiring confidential voting.

          - Proposals to reduce or eliminate supermajority voting requirements.

          - Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

          - Proposals to require the company to expense stock options.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          - Proposals that limit tenure of directors.

          - Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          - Proposals requiring shareholder approval for bylaw or charter amendments.

          - Proposals requiring shareholder approval of executive compensation.

          - Proposals requiring shareholder approval of golden parachutes.

          - Proposals to eliminate certain anti-takeover related provisions.

          - Proposals to prohibit payment of greenmail.

     3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

          - Proposals to declassify the Board of Directors (if management supports a classified board).

          - Proposals requiring a U.S. company to have a separate Chairman and CEO.

          - Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

          - Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.  ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

        (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

        (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

        (c) The Committee will meet at least monthly to (among other matters):
            (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy

           Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

        (d)The Committee will meet on an ad hoc basis to (among other matters):
           (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

        (e)In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

        (f)The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

        (g)The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.  IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

        (a)The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

        (b)The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

        (c)Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.  PROXY VOTING REPORTS

        (a)MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

        (b)MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                   Appendix F

                         PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of the Van Kampen Strategic Sector Municipal Trust and Van Kampen Select Sector Municipal Trust. The statements are presented as of October 31, 2004, the most recent interim period for which financial information is currently available.





The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on October 31, 2004. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended October 31, 2004. The pro forma statements give effect to the proposed exchange of Van Kampen Select Sector Municipal Trust shares for the assets and liabilities of Van Kampen Strategic Sector Municipal Trust, with Van Kampen Select Sector Municipal Trust being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. There is no guarantee that the portfolio of investments of the surviving entity on the closing date of the transaction will match the Pro Forma Portfolio of Investments presented herein. All or a portion of the securities acquired in the transaction could be sold by the surviving entity; however, there is no plan or intention to sell securities acquired in the transaction other than in the ordinary course of business.

               VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST (VKS) -
                 VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST (VKL)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)

   VKS           VKL      PROFORMA                                                                                          VKL
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                              VKS           VKL        PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 152.8%
                                     ALABAMA    3.9%
 $ 6,345                   $ 6,345   Alabama St Muni Elec Auth Pwr
                                     Supply Rev Ser A (MBIA Insd) (i)     5.500%  09/01/19  $  7,198,656                $  7,198,656
              $ 1,315        1,315   Alabama St Univ Rev Gen Tuition
                                     & Fee Ser B(Prerefunded @
                                     01/01/12)(MBIA Insd)                 5.250   03/01/33                 $ 1,501,954     1,501,954
                                                                                          ------------------------------------------
                                                                                               7,198,656     1,501,954     8,700,610
                                                                                          ------------------------------------------

                                     CALIFORNIA   16.5%
   5,000                     5,000   Alameda Corridor Transn Auth CA
                                     Conv-Cap Apprec Sub Lien Ser A
                                     Rfdg (AMBAC Insd) (a)              0/5.400   10/01/24     3,515,450                   3,515,450
   3,330                     3,330   Anaheim, CA Ctf Partn Anaheim
                                     Mem Hosp Assn Rfdg (Escrowed to
                                     Maturity) (AMBAC Insd)               5.000   05/15/13     3,406,557                   3,406,557
      75                        75   California Rural Home Mtg Fin
                                     Auth Single Family Mtg Rev Ser
                                     C (AMT) (GNMA Collateralized)        7.800   02/01/28        77,588                      77,588
   5,110        1,420        6,530   California St (AMBAC Insd)           5.125   10/01/27     5,327,533     1,480,449     6,807,982
                1,000        1,000   California St Dept Wtr Res Pwr
                                     Rev Ser A                            5.750   05/01/17                   1,135,590     1,135,590
                1,000        1,000   California St Dept Wtr Res Pwr
                                     Rev Ser A (AMBAC Insd)               5.500   05/01/16                   1,142,280     1,142,280
   2,000                     2,000   California St Dept Wtr Res Pwr
                                     Supply Rev Ser A (XLCA Insd)         5.375   05/01/17     2,226,720                   2,226,720
   5,000                     5,000   California St Dept Wtr Res Pwr
                                     Supply Rev Ser A (MBIA Insd)         5.375   05/01/22     5,463,800                   5,463,800
   5,000                     5,000   Foothill/Eastern Corridor Agy CA
                                     Toll Rd Rev Conv Cap Apprec
                                     Rfdg (a)                           0/5.800   01/15/20     4,079,700                   4,079,700
                1,500        1,500   Los Angeles, CA Uni Sch Dist Ser A
                                     (FSA Insd) (c)                       5.250   07/01/19                   1,655,250     1,655,250
                1,465        1,465   Los Angeles Cnty, CA Met Transn
                                     Auth Sales Tax Rev Prop C 2nd Sr
                                     Ser A Rfdg (AMBAC Insd)              5.000   07/01/23                   1,511,030     1,511,030
   2,000                     2,000   Los Angeles Cnty, CA Pub Wks Fin
                                     Auth Rev Sr Lien Ser A Rfdg (FSA
                                     Insd)                                5.500   10/01/18     2,327,140                   2,327,140
   3,500                     3,500   Palm Springs, CA Fin Auth Lease
                                     Rev Convention Ctr Proj Ser A
                                     (MBIA Insd)                          5.500   11/01/35     3,855,670                   3,855,670
                                                                                          ------------------------------------------
                                                                                              30,280,158     6,924,599    37,204,757
                                                                                          ------------------------------------------
                                     COLORADO    6.5%
   1,000                     1,000   Arapahoe Cnty, CO Cap Impt Tr Fd
                                     Hwy Rev E-470 Proj Ser B
                                     (Prerefunded @ 08/31/05)             7.000   08/31/26     1,072,730                   1,072,730

   5,000                     5,000   Colorado Ed & Cultural Fac Charter
                                     Sch Proj (XLCA Insd)                 5.500   05/01/36     5,361,650                   5,361,650
                1,000        1,000   Colorado Hlth Fac Auth Rev
                                     Catholic Hlth Initiatives Ser A
                                     (Escrowed to Maturity)               5.500   03/01/32                   1,050,690     1,050,690
   1,000                     1,000   Colorado Hlth Fac Auth Rev Hosp
                                     Parkview Med Ctr Proj                6.500   09/01/20     1,096,930                   1,096,930
                1,000        1,000   Colorado Hlth Fac Auth Rev Hosp
                                     Portercare Adventist Hlth            6.500   11/15/31                   1,099,240     1,099,240
   1,850                     1,850   Colorado Hsg Fin Auth Multi-Family
                                     Hsg Insd Mtg Ser A (AMT)             6.800   10/01/37     1,897,230                   1,897,230
     140                       140   Colorado Hsg Fin Auth Single
                                     Family Pgm Sr Ser C1 (AMT)           7.550   11/01/27       140,217                     140,217
                1,280        1,280   Fremont Custer & El Paso Cnty CO
                                     Sch Dist No RE-2 Fremont (FSA Insd)  5.250   12/01/21                   1,398,323     1,398,323
                1,500        1,500   Montrose, CO Mem Hosp                6.000   12/01/33                   1,507,740     1,507,740
                                                                                          ------------------------------------------
                                                                                               9,568,757     5,055,993    14,624,750
                                                                                          ------------------------------------------

                                     CONNECTICUT    1.4%
   1,500                     1,500   Mashantucket Western Pequot Tribe
                                     CT Spl Rev Ser A, 144-A Private
                                     Placement (b)                        6.400   09/01/11     1,604,460                   1,604,460
   1,500                     1,500   Mashantucket Western Pequot Tribe
                                     CT Spl Rev Ser A, 144-A Private
f                                     Placement (Prerefunded @09/01/07)(b) 6.400   09/01/11     1,669,755                  1,669,755
                                                                                          ------------------------------------------
                                                                                               3,274,215             0     3,274,215
                                                                                          ------------------------------------------

                                     FLORIDA    0.5%
                1,000        1,000   Escambia Cnty, FL Hlth Fac Auth
                                     Hlth Fac Rev FL Hlthcare
                                     (AMBAC Insd)                         5.950   07/01/20             0     1,027,260     1,027,260
                                                                                          ------------------------------------------

                                     GEORGIA    3.6%
   4,000                     4,000   Augusta, GA Wtr & Swr Rev
                                     (FSA Insd) (c)                       5.250   10/01/22     4,365,560                   4,365,560
   1,870                     1,870   Georgia Muni Elec Auth Pwr Rev
                                     Ser A (FGIC Insd)                    5.500   01/01/12     2,139,093                   2,139,093
   1,425                     1,425   Georgia Muni Elec Auth Pwr Rev
                                     Ser A Rfdg (Escrowed to Maturity)
                                     (FGIC Insd)                          5.500   01/01/12     1,615,423                   1,615,423
                                                                                          ------------------------------------------
                                                                                               8,120,076             0     8,120,076
                                                                                          ------------------------------------------

                                     ILLINOIS    11.2%
                1,000        1,000   Chicago, IL Brd of Ed (Prerefunded
                                     @ 12/01/10) (FGIC Insd)              5.500   12/01/31                   1,142,400     1,142,400
                2,000        2,000   Chicago, IL O'Hare Intl Arpt Rev
                                     Gen Arpt Third Lien Ser A Rfdg
                                     (AMT) (MBIA Insd)                    5.375   01/01/32                   2,069,560     2,069,560
   2,540                     2,540   Chicago, IL O'Hare Intl Arpt Rev
                                     Second Lien Passenger Fac Ser A
                                     (AMT) (AMBAC Insd)                   5.375   01/01/32     2,628,341                   2,628,341
   1,700                     1,700   Chicago, IL O'Hare Intl Arpt Spl
                                     Fac Rev United Airl Proj Ser B
                                     Rfdg (AMT) (d) (e)                   5.200   04/01/11       255,000                     255,000
   5,000                     5,000   Chicago, IL Proj Ser A Rfdg
                                     (MBIA Insd)                          5.500   01/01/38     5,429,450                   5,429,450
     950          935        1,885   Chicago, IL Tax Increment Alloc
                                     Sub Cent Loop Redev Ser A (ACA Insd) 6.500   12/01/08     1,070,241     1,053,343     2,123,584
                1,000        1,000   Chicago, IL Wastewtr Transmission
                                     Rev Second Lien (Prerefunded @
                                     01/01/10) (MBIA Insd)                6.000   01/01/30                   1,161,970     1,161,970
   1,635                     1,635   Cook Cnty, IL Sch Dist No. 100
                                     Berwyn South (FSA Insd) (i)          8.100   12/01/15     2,274,236                   2,274,236
   5,000                     5,000   Cook Cnty, IL Ser A (FGIC Insd)      5.500   11/15/31     5,413,350                   5,413,350


               VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST (VKS) -
                 VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST (VKL)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)

   VKS           VKL      PROFORMA                                                                                          VKL
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                              VKS           VKL        PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                1,000        1,000   Illinois Fin Auth Rev Northwestern
                                     Mem Hosp Ser A                       5.500   08/15/43                   1,040,080     1,040,080
   2,800                     2,800   Will Cnty, IL Fst Presv Dist Ser B
                                     (FGIC Insd)                              *   12/01/16     1,662,304                   1,662,304
                                                                                          ------------------------------------------
                                                                                              18,732,922     6,467,353    25,200,275
                                                                                          ------------------------------------------

                                     INDIANA    3.8%
   3,065                     3,065   Allen Cnty, IN War Mem Coliseum
                                     Additions Bldg Corp Ser A
                                     (AMBAC Insd)                         5.750   11/01/25     3,438,654                   3,438,654
   3,505                     3,505   East Chicago, IN Elem Sch Bldg
                                     Corp First Mtg Rfdg (AMBAC Insd)     6.250   01/05/16     4,184,725                   4,184,725
                1,000        1,000   Indiana St Dev Fin Auth Rev Rfdg
                                     (AMT)                                5.950   08/01/30                   1,024,560     1,024,560
                                                                                          ------------------------------------------
                                                                                               7,623,379     1,024,560     8,647,939
                                                                                          ------------------------------------------

                                     IOWA    0.8%
                1,515        1,515   Des Moines, IA Pub Pkg Sys Rev Ser
                                     A (FGIC Insd)                        5.750   06/01/14             0     1,720,358     1,720,358
                                                                                          ------------------------------------------

                                     KANSAS    3.2%
                1,735        1,735   Cowley Cnty, KS Uni Sch Dist No 465
                                     Winfield Impt Rfdg (MBIA Insd)       5.250   10/01/21                   1,897,014     1,897,014
   1,000          500        1,500   Overland Park, KS Dev Corp Rev
                                     First Tier Overland Park Ser A       7.375   01/01/32     1,023,550       511,775     1,535,325
   3,500                     3,500   Wamego, KS Pollutn Ctl Rev KS Gas
                                     & Elec Co Proj Rfdg (MBIA Insd)      5.300   06/01/31     3,720,745                   3,720,745
                                                                                          ------------------------------------------
                                                                                               4,744,295     2,408,789     7,153,084
                                                                                          ------------------------------------------
                                     KENTUCKY    0.6%
                1,280        1,280   Kenton Cnty, KY Arpt Brd Arpt Rev
                                     Cincinnati/Northn KY Intl Ser A
                                     Rfdg (AMT) (MBIA Insd)               6.100   03/01/07             0     1,387,469     1,387,469
                                                                                          ------------------------------------------

                                     LOUISIANA    9.5%
   7,930                     7,930   Ernest N Morial New Orleans LA
                                     Exhibit Hall Auth Spl Tax Sr Sub
                                     Ser A (AMBAC Insd) (i)               5.250   07/15/18     8,747,662                   8,747,662
   2,855                     2,855   Louisiana St Gas & Fuels Tax Rev
                                     Ser A (AMBAC Insd)                   5.375   06/01/16     3,215,044                   3,215,044
                1,000        1,000   Louisiana Hsg Fin Agy Rev Azalea
                                     Estates Ser A Rfdg (AMT)
                                     (GNMA Collateralized)                5.375   10/20/39                   1,015,880     1,015,880
   2,000                     2,000   New Orleans, LA Rfdg (FGIC Insd)     5.500   12/01/21     2,348,280                   2,348,280
                1,750        1,750   Saint Charles Parish, LA
                                     Environmental Impt Rev LA Pwr & Lt
                                     Co Proj Ser A (AMT) (AMBAC Insd)     6.875   07/01/24                   1,808,835     1,808,835
   1,250        3,000        4,250   Saint Charles Parish, LA Pollutn
                                     Ctl Rev LA Pwr & Lt Co Proj (AMT)
                                     (FSA Insd)                           7.500   06/01/21     1,288,125     3,091,500     4,379,625
                                                                                          ------------------------------------------
                                                                                              15,599,111     5,916,215    21,515,326
                                                                                          ------------------------------------------

                                     MARYLAND    0.8%
                  800          800   Maryland St Econ Dev Corp Student
                                     Hsg Rev Collegiate Hsg Salisbury
                                     Ser A                                6.000   06/01/19                     831,600       831,600
   1,000                     1,000   Maryland St Econ Dev Corp Univ MD
                                     College Pk Proj                      5.625   06/01/35     1,033,220                   1,033,220
                                                                                          ------------------------------------------
                                                                                               1,033,220       831,600     1,864,820
                                                                                          ------------------------------------------

                                     MASSACHUSETTS    2.5%
   2,000                     2,000   Massachusetts St Dev Fin Agy
                                     Semass Sys Ser A (MBIA Insd)         5.625   01/01/15     2,248,460                   2,248,460
   1,705                     1,705   Massachusetts St Hlth & Ed Fac
                                     Auth Rev Vly Regl Hlth Sys Ser C
                                     (Connie Lee Insd) (i)                7.000   07/01/09     2,008,712                   2,008,712
                1,235        1,235   Massachusetts St Indl Fin Agy Rev
                                     Wtr Treatment Amern Hingham (AMT)    6.750   12/01/20                   1,315,386     1,315,386
                                                                                          ------------------------------------------
                                                                                               4,257,172     1,315,386     5,572,558
                                                                                          ------------------------------------------

                                     MISSISSIPPI    2.6%
   2,000                     2,000   Mississippi Business Fin Corp Sys
                                     Energy Res Inc Proj                  5.875   04/01/22    2,007,000                    2,007,000
   2,560                     2,560   Mississippi Dev Bk Spl Oblig Cap
                                     Proj & Equip Acquisition Ser A2
                                     (AMBAC Insd)                         5.000   07/01/24    2,755,379                    2,755,379
     615                       615   Mississippi Home Corp Single
                                     Family Rev Mtg Ser C (AMT)           7.600   06/01/29      647,011                      647,011
                                     (GNMA Collateralized)
     235                       235   Mississippi Home Corp Single
                                     Family Rev Mtg Ser F (AMT)
                                     (GNMA Collateralized)                7.550   12/01/27      236,906                      236,906
     217                       217   Mississippi Home Corp Single
                                     Family Rev Mtg Ser D (AMT)
                                     (GNMA Collateralized)                8.100   12/01/24      228,002                      228,002
                                                                                         -------------------------------------------
                                                                                              5,874,298              0     5,874,298
                                                                                          ------------------------------------------

                                     MISSOURI    3.7%
                1,250        1,250   Cape Girardeau Cnty, MO Indl Dev
                                     Auth Hlthcare Fac Rev Southeast
                                     MO Hosp Assoc                        5.625   06/01/27                   1,274,338     1,274,338
                3,855        3,855   Missouri St Hlth & Ed Fac Auth
                                     Hlth Fac Rev SSM Hlthcare Ser AA
                                     Rfdg (MBIA Insd)                     6.400   06/01/10                   4,530,088     4,530,088
                2,250        2,250   Saint Charles, MO Ctfs Partn Ser B   5.500   05/01/18                   2,421,540     2,421,540
                                                                                          ------------------------------------------
                                                                                                       0     8,225,966     8,225,966
                                                                                          ------------------------------------------

                                     NEVADA    0.6%
                1,000        1,000   Clark Cnty, NV Indl Dev Rev
                                     Southwest Gas Corp Proj Ser A
                                     (AMT) (AMBAC Insd)                   5.250   07/01/34                   1,032,000     1,032,000
     135          140          275   Nevada Hsg Div Single Family Pgm
                                     Mezz Ser E (AMT) (FHA/VA Gtd) (i)    6.900   10/01/11       137,940       143,025       280,965
                                                                                          ------------------------------------------

               VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST (VKS) -
                 VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST (VKL)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)

   VKS           VKL      PROFORMA                                                                                          VKL
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                              VKS           VKL        PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 137,940     1,175,025     1,312,965
                                                                                          ------------------------------------------

                                     NEW JERSEY    15.5%
   3,130                     3,130   Casino Reinvestment Dev Auth
                                     (AMBAC Insd)                         5.250   01/01/21     3,477,899                   3,477,899
   5,000                     5,000   Essex Cnty, NJ Impt Auth Rev Cnty
                                     Gtd Proj Cons Rfdg (MBIA Insd)       5.125   10/01/19     5,493,350                   5,493,350
     700                       700   New Jersey Econ Dev Auth Rev
                                     Cigarette Tax                        5.750   06/15/29       718,634                     718,634
                1,000        1,000   New Jersey Econ Dev Auth Rev
                                     Cigarette Tax                        5.500   06/15/31                   1,007,060     1,007,060
   2,000                     2,000   New Jersey Econ Dev Auth Spl Fac
                                     Rev Continental Airl Inc Proj (AMT)  6.250   09/15/29     1,453,040                   1,453,040
   2,500                     2,500   New Jersey Econ Dev Auth Wtr Fac
                                     Rev NJ Amern Wtr Co Inc Proj Ser A
                                     (AMT) (FGIC Insd)                    6.875   11/01/34     2,559,750                   2,559,750
   6,500                     6,500   New Jersey Econ Dev Auth Wtr Fac
                                     Rev NJ Amern Wtr Co Ser A (AMT)
                                     (AMBAC Insd)                         5.250   11/01/32     6,763,445                   6,763,445
   5,000                     5,000   New Jersey St Tpk Auth Tpk Rev
                                     Ser A (FSA Insd)                     5.000   01/01/20     5,368,750                   5,368,750
   4,500                     4,500   New Jersey St Transn Tr Fd Auth
                                     Transn Sys Ser A (FGIC Insd)         5.000   06/15/20     4,850,865                   4,850,865
                3,000        3,000   New Jersey St Transn Tr Fd Auth
                                     Transn Sys Ser A (FGIC Insd)         5.000   06/15/21                   3,216,570     3,216,570
                                                                                          ------------------------------------------
                                                                                              30,685,733     4,223,630    34,909,363
                                                                                          ------------------------------------------

                                     NEW MEXICO    1.3%
                1,500        1,500   Jicarilla, NM Apache Nation Rev
                                     Adj Ser A (Acquired 10/23/03, Cost
                                     $1,514,910) (f)                      5.000   09/01/18                   1,574,220     1,574,220
                1,250        1,250   Jicarilla, NM Apache Nation Rev
                                     Adj Ser A (Acquired 10/23/03, Cost
                                     $1,275,475) (f)                      5.500   09/01/23                   1,335,588     1,335,588
                                                                                          ------------------------------------------
                                                                                                       0     2,909,808     2,909,808
                                                                                          ------------------------------------------

                                     NEW YORK    17.8%
                1,500        1,500   New York City Hsg Dev Corp
                                     Multi-Family Hsg Rev Ser A (AMT)     5.500   11/01/34                   1,549,770     1,549,770
     970          920        1,890   New York City Indl Dev Agy Civic
                                     Fac Rev Touro College Proj Ser A
                                     (Acquired 6/25/99 to 6/29/99, Cost
                                     $1,890,000) (f)                      6.350   06/01/29       934,362       886,199     1,820,561
       5                         5   New York City Ser C                  7.250   08/15/24         5,020                       5,020
     865                       865   New York City Ser G                  5.750   02/01/14       913,354                     913,354
   1,135                     1,135   New York City Ser G (Prerefunded
                                     @ 02/01/06)                          5.750   02/01/14     1,207,981                   1,207,981
   5,000                     5,000   New York City Ser H (MBIA Insd)      5.250   03/15/14     5,611,450                   5,611,450
   5,000                     5,000   New York City Transitional Fin
                                     Auth Future Tax Sec Ser B            5.000   08/01/22     5,307,150                   5,307,150
   4,000                     4,000   New York City Transitional Fin
                                     Auth Future Tax Sec Ser D
                                     (MBIA Insd)                          5.250   02/01/20     4,373,360                   4,373,360
                2,000        2,000   New York St Dorm Auth Lease Rev
                                     Court Fac Ser A                      5.500   05/15/20                   2,191,780     2,191,780
                  190          190   New York St Dorm Auth Rev Mental
                                     Hlth Svc Fac (FSA Insd)              5.875   08/15/16                     218,247       218,247
                1,555        1,555   New York St Dorm Auth Rev Mental
                                     Hlth Svc Fac (Prerefunded @
                                     08/15/10) (FSA Insd) (i)             5.875   08/15/16                   1,801,390     1,801,390
                2,000        2,000   New York St Dorm Auth Rev Secd
                                     Hosp Gen Hosp Ser N Rfdg             5.750   02/15/18                   2,247,120     2,247,120
                1,500        1,500   New York St Med Care Fac Fin Agy
                                     Rev NY Hosp Ser A (Prerefunded @
                                     02/15/05) (AMBAC Insd)               6.800   08/15/24                   1,552,095     1,552,095
                1,990        1,990   New York St Mtg Agy Rev Ser 101
                                     (AMT)                                5.400   04/01/32                   2,052,088     2,052,088
                1,000        1,000   Sales Tax Asset Receivable Rev
                                     Ser A (MBIA Insd) (g)                5.000   10/15/21                   1,078,820     1,078,820
   7,500                     7,500   Sales Tax Asset Rec Ser A (MBIA
                                     Insd) (g)                            5.000   10/15/22     8,056,875                   8,056,875
                                                                                          ------------------------------------------
                                                                                              26,409,552    13,577,509    39,987,061
                                                                                          ------------------------------------------

                                     NORTH CAROLINA    2.3%
   3,000                     3,000   Charlotte, NC Ctf Part Convention
                                     Fac Proj Ser A Rfdg                   5.500  08/01/19     3,373,140                   3,373,140
                1,700        1,700   North Carolina Muni Pwr Agy No 1
                                     Catawba Elec Rev Ser A (MBIA Insd)    5.250  01/01/19                   1,856,077     1,856,077
                                                                                          ------------------------------------------
                                                                                               3,373,140     1,856,077     5,229,217
                                                                                          ------------------------------------------

                                     OHIO    9.9%
     705                       705   Akron, OH Ctf Part Akron Muni
                                     Baseball Stad Proj                    6.500  12/01/07       746,785                     746,785
                1,500        1,500   Akron, OH Ctf Part Akron Muni
                                     Baseball Stad Proj                    6.900  12/01/16                   1,617,045     1,617,045
                2,000        2,000   Akron, OH Income Tax Rev Cmnty
                                     Learning Ctrs Ser A (FGIC Insd)       5.250  12/01/19                   2,210,520     2,210,520
   1,000                     1,000   Cuyahoga Cnty, OH Hosp Fac Rev
                                     Canton Inc Proj                       7.500  01/01/30     1,108,460                   1,108,460
   1,000                     1,000   Delaware Cnty, OH Hlthcare Fac Rev
                                     Mtg Centrum at Willow Brook
                                     (FHA Gtd) (c)                         6.550  02/01/35     1,036,820                   1,036,820
   1,065                     1,065   Logan Cnty, OH (MBIA Insd)            5.250  12/01/17     1,190,819                   1,190,819
   2,045                     2,045   Marion Cnty, OH Hosp Impt Rev
                                     Cmnty Hosp Rfdg (i)                   6.000  05/15/05     2,076,902                   2,076,902
     530                       530   Miami Cnty, OH Hosp Fac Impt Upper
                                     Vly Med Ctr Ser C Rfdg                6.000  05/15/06       553,002                     553,002
   1,450                     1,450   Ohio Hsg Fin Agy Mtg Rev
                                     Residential Ser A-1 (AMT)
                                     (GNMA Collateralized)                6.050   09/01/17     1,534,840                   1,534,840
   2,000                     2,000   Ohio St Wtr Dev Auth Rev Fresh
                                     Wtr Impt                             5.000   12/01/34     2,064,680                   2,064,680
   5,000                     5,000   Ohio St Wtr Dev Auth Wtr Pollutn
                                     Ctl Rev Wtr Quality Ln Fd            5.000   06/01/20     5,425,900                   5,425,900
                1,650        1,650   Toledo Lucas Cnty, OH Port Auth
                                     Dev Rev Northwest OH Bd Fd Ser C
                                     (AMT)                                6.375   11/15/32                   1,719,498     1,719,498
     870                       870   Toledo Lucas Cnty, OH Port Auth
                                     Northwest OH Bd Fd Ser C (AMT)       6.000   05/15/11       941,453                     941,453
                                                                                          ------------------------------------------
                                                                                              16,679,661     5,547,063    22,226,724
                                                                                          ------------------------------------------

                                     OKLAHOMA    4.4%

               VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST (VKS) -
                 VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST (VKL)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)

   VKS           VKL      PROFORMA                                                                                          VKL
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                              VKS           VKL        PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   3,905                     3,905   Jenks, OK Aquarium Auth Rev Rfdg
                                     (MBIA Insd)                          5.250   07/01/29     4,178,428                   4,178,428
   1,475                     1,475   Jenks, OK Aquarium Auth Rev Rfdg
                                     (MBIA Insd)                          5.250   07/01/33     1,574,666                   1,574,666
   1,000                     1,000   Mc Alester, OK Pub Wks Auth Util
                                     Sys Rev Cap Apprec (FSA Insd)            *   02/01/31       258,080                     258,080
                  415          415   Oklahoma Hsg Fin Agy Single Family
                                     Mtg Rev Homeownership Ln Pgm Ser A
                                     (AMT) (GNMA Collateralized)          7.050   09/01/26                     415,635       415,635
                1,000        1,000   Sapula, OK Muni Auth Cap Impt &
                                     Rfdg (Prerefunded @ 07/01/10)
                                     (FSA Insd)                           5.750   07/01/30                   1,159,080     1,159,080
   1,000        1,000        2,000   Tulsa Cnty, OK Pub Fac Auth Cap
                                     Impt Rev (AMBAC Insd)                6.250   11/01/22     1,168,420     1,168,420     2,336,840
                                                                                          ------------------------------------------
                                                                                               7,179,594     2,743,135    9,922,729
                                                                                          -- ---------------------------------------

                                     OREGON    0.5%
                1,000        1,000   Portland, OR Swr Sys Rev Ser A
                                     (FGIC Insd)                          5.750   08/01/18             0     1,136,680     1,136,680
                                                                                          ------------------------------------------

                                     PENNSYLVANIA    1.5%
                1,000        1,000   Hempfield, PA Area Sch Dist
                                     Westmoreland Cnty Ser A (FGIC Insd)  5.250   03/15/19                   1,111,910     1,111,910
   2,000                     2,000   Philadelphia, PA Hosp & Higher Ed
                                     Fac Auth Hosp Rev PA Hosp Rfdg
                                     (Escrowed to Maturity)               6.350   07/01/07     2,210,060                   2,210,060
                                                                                          ------------------------------------------
                                                                                               2,210,060     1,111,910     3,321,970
                                                                                          ------------------------------------------

                                     SOUTH CAROLINA    1.9%
   2,420                     2,420   Beaufort Cnty, SC Tax Increment
                                     New River Redev Proj Area (MBIA
                                     Insd) (i)                            5.500   06/01/20     2,730,341                   2,730,341
                1,500        1,500   South Carolina Jobs Econ Dev Auth
                                     Indl Rev SC Elec & Gas Co Proj Ser
                                     A (AMBAC Insd)                       5.200   11/01/27                   1,578,675     1,578,675
                                                                                          ------------------------------------------
                                                                                               2,730,341     1,578,675     4,309,016
                                                                                          ------------------------------------------

                                     SOUTH DAKOTA    1.6%
                2,115        2,115   Minnehaha Cnty, SD Ltd Tax Ctfs
                                     Partn (FSA Insd) (g) (i)             5.000   12/01/20                   2,273,921     2,273,921
                1,250        1,250   South Dakota St Hlth & Ed Fac Auth
                                      Rev Children's Care Hosp Rfdg       6.125   11/01/29                   1,329,050     1,329,050
                                                                                          ------------------------------------------
                                                                                                       0     3,602,971     3,602,971
                                                                                          ------------------------------------------

                                     TENNESSEE    1.3%
   1,500                     1,500   Elizabethton, TN Hlth & Ed Fac Brd
                                     Rev Hosp First Mtg Ser B Impt &
                                     Rfdg                                 8.000   07/01/33     1,784,130                   1,784,130
   1,000                     1,000   Johnson City, TN Hlth & Ed Fac Brd
                                     Hosp Rev First Mtg MTN States Hlth
                                     Ser A Rfdg (MBIA Insd)               7.500   07/01/25     1,261,640                   1,261,640
                                                                                          ------------------------------------------
                                                                                               3,045,770             0     3,045,770
                                                                                          ------------------------------------------

                                     TEXAS    10.1%
   1,190                     1,190   Brazos River Auth TX Pollutn Ctl
                                     Rev Adj TXU Elec Co Proj Ser C
                                     Rfdg (AMT)                           5.750   05/01/36     1,291,174                   1,291,174
                2,000        2,000   Dallas-Fort Worth, TX Intl Arpt
                                     Rev Jt Ser A (AMT) (FSA Insd)        5.500   11/01/21                   2,170,640     2,170,640
   3,000                     3,000   Dallas, TX Wtrwks & Swr Sys Rev
                                     Impt & Rfdg (FSA Insd)               5.375   10/01/19     3,316,110                   3,316,110
   1,500                     1,500   Houston, TX Arpt Sys Rev Spl Fac
                                     Continental Airl Ser B (AMT)         6.125   07/15/17     1,194,435                   1,194,435
   3,720        2,000        5,720   Houston, TX Util Sys Rev First
                                     Lien Ser A Rfdg (FSA Insd)           5.250   05/15/21     4,068,862     2,187,560     6,256,422
   1,250                     1,250   Matagorda Cnty, TX Navig Dist No
                                     1 Rev Coll Centerpoint Energy
                                     Proj Rfdg                            5.600   03/01/27     1,289,200                   1,289,200
   1,000                     1,000   Matagorda Cnty, TX Navig Dist No 1
                                     Rev Houston Lt Rfdg (AMT)
                                     (AMBAC Insd)                         5.125   11/01/28     1,056,170                   1,056,170
                2,000        2,000   North Cent TX Hlth Fac Dev Corp
                                     Rev Hosp Childrens Med Ctr Dallas
                                     (AMBAC Insd)                         5.250   08/15/32                   2,088,600     2,088,600
   4,000                     4,000   Wylie, TX Indpt Sch Dist Rfdg
                                     (PSF Gtd)                            5.000   08/15/30     4,074,640                   4,074,640
                                                                                          ------------------------------------------
                                                                                              16,290,591     6,446,800    22,737,391
                                                                                          ------------------------------------------

                                     VIRGINIA    0.7%
   1,485                     1,485   Richmond, VA Indl Dev Auth Govt
                                     Fac Rev Bonds (AMBAC Insd) (i)       5.000   07/15/15     1,667,640             0     1,667,640
                                                                                          ------------------------------------------

                                     WASHINGTON    9.0%
                1,500        1,500   Chelan Cnty, WA Pub Util Dist
                                     No 001 Cons Rev Chelan Hydro Ser A
                                     (AMT) (MBIA Insd)                    5.600   01/01/36                   1,591,170     1,591,170
                1,370        1,370   Energy Northwest WA Elec Rev Proj
                                     No 3 Ser A Rfdg (FSA Insd)           5.500   07/01/18                   1,539,976     1,539,976
   1,000                     1,000   Grant Cnty, WA Pub Util Dist
                                     No 002 Wanapum Hydro Elec Rev
                                     Ser B Rfdg (AMT) (MBIA Insd)         5.375   01/01/18     1,066,200                   1,066,200
   3,465                     3,465   Seattle, WA Drain & Wastewater Rev
                                     Rfdg (FGIC Insd) (i)                 5.250   07/01/21     3,726,018                   3,726,018
   5,000                     5,000   Spokane, WA Pub Fac Dist Hotel
                                     Motel & Sales Use Tax (MBIA Insd)    5.250   09/01/33     5,267,450                   5,267,450
   2,030                     2,030   Washington St Pub Pwr Supply Sys
                                     Nuclear Proj No 3 Rev Ser C Rfdg
                                     (MBIA Insd)                              *   07/01/13     1,436,956                   1,436,956
   3,380                     3,380   Washington St Pub Pwr Supply Sys
                                     Nuclear Proj No 3 Rev Ser C Rfdg
                                     (MBIA Insd)                              *   07/01/15     2,150,964                   2,150,964
   3,000                     3,000   Washington St Ser B                  5.500   05/01/18     3,441,330                   3,441,330
                                                                                          ------------------------------------------
                                                                                              17,088,918     3,131,146    20,220,064
                                                                                          ------------------------------------------

                                     WISCONSIN    0.6%

               VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST (VKS) -
                 VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST (VKL)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)

   VKS           VKL      PROFORMA                                                                                       VKL
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                           VKS           VKL        PROFORMA
  (000)        (000)        (000)    DESCRIPTION                       COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
                1,205        1,205   Wisconsin St Hlth & Ed Fac Auth
                                     Rev (ACA Insd)                     6.150  05/15/25             0     1,276,481     1,276,481
                                                                                        -----------------------------------------

                                     PUERTO RICO    2.7%
                4,800        4,800   Puerto Rico Comwlth Hwy & Trans
                                     Auth Hwy Rev Ser Y (FSA Insd) (c)  6.250  07/01/21             0     6,087,648     6,087,648
                                                                                        -----------------------------------------

TOTAL LONG-TERM INVESTMENTS    152.8%
(COST $325,927,008)                                                                       243,805,199   100,212,060   344,017,259
                                                                                        -----------------------------------------

SHORT-TERM INVESTMENTS    5.5%
   1,700        3,100        4,800   Pinellas Cnty, FL Hlth Fac Pooled
                                     Hosp Ln Pgm Rfdg (h)              1.760   12/01/15     1,700,000     3,100,000     4,800,000
   2,500                     2,500   Illinois Dev Fin Auth Rev Saint
                                     Augustine College Proj (LOC:
                                     American National B&T) (Variable
                                     Rate Coupon) (h)                  1.740   11/01/31     2,500,000                   2,500,000
   4,200                     4,200   Shelby Cnty, KY Lease Rev Ser A
                                     (LOC: U.S. Bank N.A.) (h)         1.740   09/01/34     4,200,000                   4,200,000
   1,000                     1,000   Long Island Pwr Auth NY Elec Sys
                                     Rev Sub Ser 2 (LOC: Bayerische
                                     Landesbank) (h)                   1.710   05/01/33     1,000,000                   1,000,000
                                                                                        -----------------------------------------
TOTAL SHORT-TERM INVESTMENTS
     (COST $12,500,000)                                                                     9,400,000     3,100,000    12,500,000
                                                                                        -----------------------------------------

TOTAL INVESTMENTS    158.3%
     (COST $338,427,008)                                                                  253,205,199   103,312,060   356,517,259

LIABILITIES IN EXCESS OF OTHER ASSETS    (1.0%)                                              (385,067)   (1,882,878)   (2,267,945)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)    (57.3%)                             (95,037,090)  (34,018,445) (129,055,535)
                                                                                        -----------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES 100.0%                                           $ 157,783,042  $ 67,410,737  $225,193,779(j)
                                                                                        =========================================

                    Percentages are calculated as a percentage of net assets applicable to common shares.

        *           Zero coupon bond
       (a)          Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
       (b)          144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
       (c)          All or a portion of these securities have been physically segregated in connection with open futures contracts.
       (d)          Non-income producing security.
       (e)          Issuer has filed for protection in federal bankruptcy court.
       (f)          These securities are restricted and may be resold only in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.  Restricted securities comprise 0.6%, 5.6% and
                    2.10% of net assets applicable to common shares.
       (g)          Securities purchased on a when-issued or delayed delivery basis.
       (h)          Security includes a put feature allowing the Trust to periodically put the security back to the issuer at amortized cost on specified put dates.  The interest rate shown represents the current interest rate earned by the Trust based on the most recent reset date.
       (i)          The Trust owns 100% of the bond issuance.
       (j)          Does not reflect a non-recurring cost associated with this transaction of approximately $290,000.  The approximate cost and per share cost that will be borne by the common shareholders are as follows:



                                                                                   Approximate Cost      Cost Per Share
                                                                                  ------------------    ----------------
Van Kampen Strategic Sector Municipal Trust.....................................    $      156,600        $     0.014
Van Kampen Select Sector Municipal Trust........................................           133,400              0.028
                                                                                  ------------------
                                                                                    $      290,000
                                                                                  ------------------

ACA            - American Capital Access
AMBAC          - AMBAC Indemnity Corp.
AMT            - Alternative Minimum Tax
Connie Lee     - Connie Lee Insurance Co.
FGIC           - Financial Guaranty Insurance Co.
FHA            - Federal Housing Administration
FHA/VA         - Federal Housing Administration/Department of Veterans Affairs
FSA            - Financial Security Assurance Inc.
GNMA           - Government National Mortgage Association
LOC            - Letter of Credit
MBIA           - Municipal Bond Investors Assurance Corp.
PSF            - Public School Fund
XLCA           - XL Capital Assurance Inc.

                   VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS



                                                             VAN KAMPEN             VAN KAMPEN
                                                          STRATEGIC SECTOR         SELECT SECTOR
                                                           MUNICIPAL TRUST        MUNICIPAL TRUST                          VKL
                                                                (VKS)                  (VKL)        ADJUSTMENTS          PROFORMA
                                                          ----------------        ---------------   -----------        -------------
ASSETS:
Total Investments (Cost of $241,826, $96,601
     and $338,427, respectively)                            $ 253,205              $ 103,312                           $ 356,517
Cash                                                               49                     71                                 120
Receivables:
   Interest                                                     3,677                  1,717                               5,394
   Investment Sold                                              4,581                     25                               4,606
Other                                                               5                      2                                   7
                                                            ----------             ----------        -------           ----------
        Total Assets                                          261,517                105,127                             366,644
                                                            ----------             ----------        -------           ----------
LIABILITIES:
Payables:
    Investments Purchased                                       8,040                  3,324                              11,364
    Investment Advisory Fee and Administrative Fees                --                     51                                  51
    Variation Margin on Futures                                   159                     24                                 183
    Investment Advisory Fee                                       128                     --                                 128
    Income Distributions-Common Shares                             34                     14                                  48
    Other Affiliates                                               10                      6                                  16
Trustee's Deferred Compensation and
      Retirement Plans                                            238                    201                                 439
Accrued Expenses                                                   88                     78                                 166
Merger Cost                                                        --                     --         $  290   (2)            290
                                                            ----------             ----------        -------           ----------
        Total Liabilities                                       8,697                  3,698            290               12,685
Preferred Shares (Including accrued
     distributions)                                            95,037                 34,018                             129,055
                                                            ----------              ---------        -------           ----------
NET ASSETS APPLICABLE TO COMMON SHARES                      $ 157,783              $  67,411         $ (290)           $ 224,904
                                                            ==========             ==========        =======           ==========

Net Assets Applicable to Common Shares                        157,783                 67,411           (290)  (2)        224,904
Common Shares Outstanding                                      10,807                  4,682            162   (1)         15,651
                                                            ----------             ----------        -------           ----------
NET ASSET VALUE PER COMMON SHARE                            $   14.60              $   14.40                           $   14.37
                                                            ==========             ==========        =======           ==========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value)                                  $ 108                   $ 47            $ 2   (1)      $     157
Paid in Surplus                                               146,198                 61,644           (292) (1)(2)      207,550
Net Unrealized Appreciation                                    10,915                  6,641                              17,556
Accumulated Undistributed Net Investment Income                 1,760                    843                               2,603
Accumulated Net Realized Loss                                  (1,198)                (1,764)                             (2,962)
                                                            ----------             ----------        -------           ----------
NET ASSETS APPLICABLE TO COMMON SHARES                      $ 157,783              $  67,411         $ (290)           $ 224,904
                                                            ==========             ==========        =======           ==========

PREFERRED SHARES                                            $  95,000              $  34,000                           $ 129,000
                                                            ==========             ==========        =======           ==========
NET ASSETS INCLUDING PREFERRED SHARES                       $ 252,783              $ 101,411         $ (290)           $ 353,904
                                                            ==========             ==========        =======           ==========



(1) The proforma statements presume the issuance by the Van Kampen Select Sector Municipal Trust of approximately 10,969,133 common shares in exchange for the assets and liabilities of the Van Kampen Strategic Sector Municipal Trust.

(2) A non-recurring cost associated with this transaction of approximately $290,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:

                                                                                            Approximate Cost         Cost Per Share
                                                                                          ----------------------   -----------------
Van Kampen Strategic Sector Municipal Trust......................................         $             156,600              $ 0.014
Van Kampen Select Sector Municipal Trust.........................................                       133,400                0.028
                                                                                          ----------------------
                                                                                          $             290,000
                                                                                          ----------------------

                   VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS



                                                        VAN KAMPEN            VAN KAMPEN
                                                     STRATEGIC SECTOR        SELECT SECTOR
                                                      MUNICIPAL TRUST        MUNICIPAL TRUST                             VKL
                                                          (VKS)                  (VKL)               ADJUSTMENTS       PROFORMA
                                                     ----------------        ---------------         -----------     ---------------
INVESTMENT INCOME:
Interest                                                 $ 12,392               $  5,107                              $ 17,499
                                                         --------               --------               ------         --------
EXPENSES:
Investment Advisory Fee                                     1,583                   --                (1,583)(3)             0
Investment Advisory and Administrative Fees                  --                      632               1,583 (3)         2,215
Preferred Share Maintenance                                   264                    110                 (28)(1)           346
Trustee's Fees and Related Expenses                            78                     65                 (91)(2)            52
Administration Fee                                            147                   --                  (147)(3)             0
Legal                                                          28                     20                  (3)(1)            45
Custody                                                        17                      8                  (2)(1)            23
Other                                                         164                    106                 (96)(1)           174
                                                         --------               --------               ------         --------
      Total Expenses                                        2,281                    941                (367)            2,855
                                                         --------               --------               ------         --------
NET INVESTMENT INCOME                                    $ 10,111               $  4,166               $ 367          $ 14,644
                                                         ========               ========               ======         ========

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
      Investments                                        $  4,002               $    395                                 4,397
      Futures                                              (3,552)                  (488)                               (4,040)
                                                         --------               --------               ------         --------
Net Realized Gain/Loss                                        450                    (93)                                  357
                                                         --------               --------               ------         --------
Unrealized Appreciation/Depreciation:
      Beginning of the Period                               9,349                  5,098                                14,447
                                                         --------               --------               ------         --------
      End of the Period:
         Investments                                       11,379                  6,711                                18,090
         Futures                                             (464)                   (70)                                 (534)
                                                         --------               --------               ------         --------
                                                           10,915                  6,641                                17,556
                                                         --------               --------               ------         --------
Net Unrealized Appreciation During the Period               1,566                  1,543                              $  3,109
                                                         --------               --------               ------         --------
NET REALIZED AND UNREALIZED GAIN                         $  2,016               $  1,450                              $  3,466
                                                         ========               ========               ======         ========
DISTRIBUTION TO PREFERRED SHAREHOLDERS                   $ (1,087)              $   (380)                             $ (1,467)
                                                         ========               ========               ======         ========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
          SHARES FROM OPERATIONS                         $ 11,040               $  5,236               $ 367          $ 16,643
                                                         ========               ========               ======         ========




(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees deferred compensation plan and the elimination of certain duplicate expenses.


(3) Reflects the Acquiring Fund's investment advisory and administrative fee structure, which is a combined fee.

VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST -- VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2004
(Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES
The Acquiring Trust, Van Kampen Select Sector Municipal Trust (the "Acquiring Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 as amended. The Acquiring Trust's primary investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Acquiring Trust's investment objective. The Acquiring Trust commenced investment operations on November 26, 1993.

         The following is a summary of significant accounting policies consistently followed by the Acquiring Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Acquiring Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when- issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Acquiring Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Section 5.3 of the Registrant's Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

     "Section 5.3 Mandatory Indemnification.

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below:

               (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words, "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
          (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                    (A) by vote of a majority of the Disinterested Trustees
               acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                    (B) by written opinion of independent legal counsel.

                    (C) The rights of indemnification herein provided by be
               insured against by policies maintained by the Trust, shall be severable, shall not effect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                    (D) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either

                         (i) such undertaking is secured by a surety bond or
                    some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                         (ii) a majority of the Disinterested Trustees acting on
                    the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending."

ITEM 16.  EXHIBITS

     1.   (a)  Declaration of Trust and amendments thereto of the Registrant+

          (b) Certificate of Vote Establishing Preferred Shares and amendments thereto+++
     2.        Bylaws of the Registrant+
     3.        Not applicable
     4.        Form of Agreement and Plan of Reorganization++++
     5. (a) Form of specimen share certificate for Common Shares of the Registrant+
          (b)  Form of specimen share certificate for RPS of the Registrant+
     6. Investment Advisory Agreement between the Registrant and Van Kampen Asset Management+
     7.        Not Applicable
     8.   (a)  Form of Trustee Deferred Compensation Plan+
          (b)  Form of Trustee Retirement Plan+
     9.        Custodian Contract and amendments thereto+
     10.       Not Applicable
     11.  (a)  Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
               LLP+
     12.       Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP++
     13.  (a)  Transfer Agency Agreement+
          (b)  Remarketing Agreement+
          (c)  (i)   Letter of Representation+
               (ii)  Form of Letter of Representations+
          (d)  Fund Accounting Agreement and amendments thereto+
          (e)  Amended and Restated Legal Services Agreement+
     14.       Consent of independent registered public accounting firm+
     15.       Not Applicable
     16.       Power of Attorney*
     17.  (a)  Code of Ethics of Investment Adviser+
          (b)  Code of Ethics of the Funds+
     99.  (a)  Form of Proxy card for the Target Fund+
          (b)  Form of Proxy card for the Registrant+

+    Filed herewith.
++   To be filed by post-effective amendment.
+++ Filed herewith as Appendix B to the Reorganization Statement of Additional Information.
++++ Filed herewith as Appendix A to the Reorganization Statement of Additional
     Information.

* Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed May 11, 2005 (File Nos. 333-124812 and 811-0800).

ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees that, if the Reorganization discussed in the registration statement closes, it shall file by post-effective amendment either a copy of the Internal Revenue Service private letter ruling applied for or an opinion supporting the tax matters discussed in the registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the Sate of New York, on June 29, 2005.

                                   VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                                   By: /s/ Lou Anne McInnis
                                       ------------------------------------
                                       Lou Anne McInnis
                                       Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURES                               TITLE
               ----------                               -----

Principal Executive Officer:

          /s/ Ronald E. Robison*              Executive Vice President and
-------------------------------------------   Principal Executive Officer
              Ronald E. Robison

Principal Financial Officer:

          /s/ James W. Garrett*
-------------------------------------------   Chief Financial
              James W. Garrett                Officer and Treasurer


Trustees:

          /s/ David C. Arch*                  Trustee
-------------------------------------------
              David C. Arch


          /s/ Jerry D. Choate*                Trustee
-------------------------------------------
              Jerry D. Choate


          /s/ Rod Dammeyer*                   Trustee
-------------------------------------------
              Rod Dammeyer

          /s/ Linda Hutton Heagy*             Trustee
-------------------------------------------
              Linda Hutton Heagy

          /s/ R. Craig Kennedy*               Trustee
-------------------------------------------
              R. Craig Kennedy

          /s/ Howard J Kerr*                  Trustee
-------------------------------------------
              Howard J Kerr

          /s/ Mitchell M. Merin*              Trustee
-------------------------------------------
              Mitchell M. Merin

          /s/ Jack E. Nelson*                 Trustee
-------------------------------------------
              Jack E. Nelson

          /s/ Richard F. Powers, III*         Trustee
-------------------------------------------
              Richard F. Powers, III

          /s/ Hugo F. Sonnenschein*           Trustee
-------------------------------------------
              Hugo F. Sonnenschein

          /s/ Wayne W. Whalen*                Trustee
-------------------------------------------
              Wayne W. Whalen

          /s/ Suzanne H. Woolsey*             Trustee
-------------------------------------------
              Suzanne H. Woolsey

* Signed by Lou Anne McInnis pursuant to a power of attorney previously filed.

          /s/ Lou Anne McInnis               June 29, 2005
-------------------------------------------
              Lou Anne McInnis
              Attorney-in-Fact

             Schedule of Exhibits to Pre-Effective Amendment No. 1
                              Filing to Form N-14
                    Van Kampen Select Sector Municipal Trust




1  (a)  Declaration of Trust and amendments thereto

2       Bylaws of the Registrant and amendments thereto

5  (a)  Form of specimen share certificate for Common Shares

   (b)  Form of specimen share certificate for RPS

6       Investment Advisory Agreement and amendments thereto

8  (a)  Trustee Deferred Compensation Plan

   (b)  Trustee Retirement Plan

9       Custodian Contract and amendments thereto

11      Opinion and Consent of Skadden, Arps, Slate,
        Meagher & Flom LLP

13 (a)  Transfer Agency Agreement

   (b)  Remarketing Agreement

   (c)  (i)   Letter of Representation

        (ii)  Form of Letter of Representations

   (d)  Fund Accounting Agreement and amendments thereto

   (e)  Amended and Restated Legal Services Agreement

14      Consent of independent registered accounting firm

17 (a)  Code of Ethics of Investment Adviser

   (b)  Code of Ethics of the Van Kampen Funds

99 (a)  Form of Proxy Card for the Target Fund

   (b)  Form of Proxy Card for the Registrant